WADDELL & REED ADVISORS EQUITY FUNDS

Supplement dated January 30, 2009
to the
Prospectus dated October 31, 2008
and Supplemented January 6, 2009

The following supplements and updates the information in the prospectus and, together with the prospectus as previously supplemented, constitutes the prospectus dated January 30, 2009, for Waddell & Reed Advisors Equity Funds.

On January 30, 2009, each of the 21 series of Waddell & Reed Advisors Funds, a Delaware statutory trust (Trust), became the successor to one of 16 Maryland corporations, or to a series of one of these Maryland corporations, that comprise the Waddell & Reed Advisors Family of Funds.

Accordingly, all references in the prospectus to the names of the following Maryland corporations and their respective series are replaced as set forth below:

Names of Prior Maryland Corporations and Their Series, if any	Names of Corresponding Series of the Trust
Waddell & Reed Advisors Asset Strategy Fund, Inc.	Waddell & Reed Advisors Asset Strategy Fund
Waddell & Reed Advisors Cash Management, Inc.	Waddell & Reed Advisors Cash Management
Waddell & Reed Advisors Continental Income Fund, Inc.	Waddell & Reed Advisors Continental Income Fund
Waddell & Reed Advisors Funds, Inc. Waddell & Reed Advisors Accumulative Fund Waddell & Reed Advisors Core Investment Fund Waddell & Reed Advisors Science and Technology Fund	Waddell & Reed Advisors Accumulative Fund Waddell & Reed Advisors Core Investment Fund Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors International Growth Fund, Inc.	Waddell & Reed Advisors International Growth Fund
Waddell & Reed Advisors New Concepts Fund, Inc.	Waddell & Reed Advisors New Concepts Fund
Waddell & Reed Advisors Retirement Shares, Inc.	Waddell & Reed Advisors Retirement Shares
Waddell & Reed Advisors Select Funds, Inc. Waddell & Reed Advisors Dividend Opportunities Fund Waddell & Reed Advisors Energy Fund Waddell & Reed Advisors Value Fund	Waddell & Reed Advisors Dividend Opportunities Fund Waddell & Reed Advisors Energy Fund Waddell & Reed Advisors Value Fund
Waddell & Reed Advisors Small Cap Fund, Inc.	Waddell & Reed Advisors Small Cap Fund
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.	Waddell & Reed Advisors Tax-Managed Equity Fund
Waddell & Reed Advisors Vanguard Fund, Inc.	Waddell & Reed Advisors Vanguard Fund

Waddell & Reed Advisors Accumulative Fund

The following replaces the Chart of Year-by-Year Returns and highest and lowest quarterly return information for Waddell & Reed Advisors Accumulative Fund:

Chart of Year-by-Year Returns
as of December 31 each year

1999	25.72%
2000	20.16%
2001	-15.45%
2002	-22.95%
2003	19.58%
2004	7.35%
2005	10.69%
2006	12.80%
2007	13.94%
2008	-39.80%

In the period shown in the chart, the highest quarterly return was 24.90% (the fourth quarter of 1999) and the lowest quarterly return was -24.85% (the fourth quarter of 2008).

The following replaces the Chart of Average Annual Total Returns for Waddell & Reed Advisors Accumulative Fund:

Average Annual Total Returns
as of December 31, 2008

			10 Years
			(or Life
	1 Year	5 Years	of Class)
	--------	---------	-----------
Class A
Before Taxes	-43.26%	-2.82%	0.20%
After Taxes on Distributions	-43.30%	-2.88%	-1.37%
After Taxes on Distributions
and Sale of Fund Shares	-28.05%[1]	-2.36%[1]	-0.20%
Class Y
Before Taxes	-39.60%	-1.43%	1.05%
Class B (began on 10-4-1999)
Before Taxes	-42.80%	-2.93%	-0.45%
Class C (began on 10-6-1999)
Before Taxes	-40.42%	-2.68%	-0.51%
Indexes
S&P 500 Index[2]	-37.00%	-2.19%	-1.39%
Lipper Multi-Cap Core
Funds Universe Average[3]	-38.81%	-2.61%	0.82%

1After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.
2Reflects no deduction for fees, expenses or taxes.
3Net of fees and expenses.

Waddell & Reed Advisors Core Investment Fund

The following replaces the Chart of Year-by-Year Returns and highest and lowest quarterly return information for Waddell & Reed Advisors Core Investment Fund:

Chart of Year-by-Year Returns
as of December 31 each year

1999	16.41%
2000	9.65%
2001	-15.30%
2002	-21.98%
2003	17.39%
2004	9.83%
2005	8.83%
2006	16.97%
2007	14.12%
2008	-34.48%

In the period shown in the chart, the highest quarterly return was 13.40% (the fourth quarter of 1999) and the lowest quarterly return was -20.25% (the fourth quarter of 2008).

The following replaces the Chart of Average Annual Total Returns for Waddell & Reed Advisors Core Investment Fund:

Average Annual Total Returns
as of December 31, 2008

			10 Years
			(or Life
	1 Year	5 Years	of Class)
	--------	---------	-----------
Class A
Before Taxes	-38.25%	-0.30%	-0.25%
After Taxes on Distributions	-38.36%	-1.13%	-1.43%
After Taxes on Distributions
and Sale of Fund Shares	-24.68%[1]	0.19%	-0.07%[1]
Class Y
Before Taxes	-34.29%	1.18%	0.62%
Class B (began on 10-4-1999)
Before Taxes	-37.93%	-0.40%	-1.20%
Class C (began on 10-4-1999)
Before Taxes	-35.22%	-0.19%	-1.14%
Indexes
S&P 500 Index[2]	-37.00%	-2.19%	-1.39%
Lipper Large-Cap Core
Funds Universe Average[3]	-37.23%	-2.88%	-1.72%

1After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.
2Reflects no deduction for fees, expenses or taxes.
3Net of fees and expenses.

Waddell & Reed Advisors Dividend Opportunities Fund

The following replaces the Chart of Year-by-Year Returns and highest and lowest quarterly return information for Waddell & Reed Advisors Dividend Opportunities Fund:

Chart of Year-by-Year Returns
as of December 31 each year

2004	11.80%
2005	13.27%
2006	15.75%
2007	16.78%
2008	-37.04%

In the period shown in the chart, the highest quarterly return was 9.27% (the fourth quarter of 2004) and the lowest quarterly return was -22.08% (the fourth quarter of 2008).

The following replaces the Chart of Average Annual Total Returns for Waddell & Reed Advisors Dividend Opportunities Fund:

Average Annual Total Returns
as of December 31, 2008

			Life
	1 Year	5 Years	of Class
	--------	---------	----------
Class A (began on 07-01-2003)
Before Taxes	-40.66%	0.31%	2.14%
After Taxes on Distributions	-40.73%	0.07%	1.91%
After Taxes on Distributions
and Sale of Fund Shares	-26.31%[1]	0.38%[1]	1.94%
Class B (began on 07-01-2003)
Before Taxes	-40.12%	0.37%	2.14%
Class C (began on 07-01-2003)
Before Taxes	-37.58%	0.63%	2.36%
Class Y (began on 07-01-2003)
Before Taxes	-36.76%	1.88%	3.62%
Indexes
Russell 1000 Index[2]	-37.60%	-2.04%	0.77%[3]
Lipper Equity Income Funds
Universe Average[4]	-33.77%	-0.73%	1.87%[3]

1After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.
2Reflects no deduction for fees, expenses or taxes.
3Index comparison begins on June 30, 2003.
4Net of fees and expenses.

Waddell & Reed Advisors New Concepts Fund

The following replaces the Chart of Year-by-Year Returns and highest and lowest quarterly return information for Waddell & Reed Advisors New Concepts Fund:

The following replaces the bar chart and performance table:

Chart of Year-by-Year Returns
as of December 31 each year

1999	63.42%[1]
2000	-14.97%
2001	-18.05%
2002	-27.57%
2003	33.86%
2004	19.27%
2005	11.65%
2006	8.86%
2007	13.56%
2008	-37.54%

1A substantial portion of the Fund's returns during this period is attributable to investments in initial public offerings (IPOs). No assurance can be given that future IPOs in which the Fund invests will have as equally beneficial an impact on performance.

In the period shown in the chart, the highest quarterly return was 46.17% (the fourth quarter of 1999) and the lowest quarterly return was -23.02% (the fourth quarter of 2008).

The following replaces the Chart of Average Annual Total Returns for Waddell & Reed Advisors New Concepts Fund:

Average Annual Total Returns
as of December 31, 2008

			10 Years
			(or Life
	1 Year	5 Years	of Class)
	--------	---------	-----------
Class A
Before Taxes	-41.13%	-0.63%	0.68%
After Taxes on Distributions	-42.81%	-1.40%	-0.50%
After Taxes on Distributions
and Sale of Fund Shares	-24.12%[1]	-0.26%[1]	0.62%
Class Y
Before Taxes	-37.28%	0.97%	1.70%
Class B (began on 10-4-1999)
Before Taxes	-40.25%	-0.69%	-1.08%
Class C (began on 10-4-1999)
Before Taxes	-38.21%	-0.40%	-0.97%
Indexes
Russell Mid-Cap Growth Index[2]	-44.32%	-2.33%	-0.18%
Lipper Mid-Cap Growth Funds
Universe Average[3]	-44.49%	-2.63%	0.14%

1After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.
2Reflects no deduction for fees, expenses or taxes.
3Net of fees and expenses.

Waddell & Reed Advisors Small Cap Fund

The following replaces the Chart of Year-by-Year Returns and highest and lowest quarterly return information for Waddell & Reed Advisors Small Cap Fund:

Chart of Year-by-Year Returns
as of December 31 each year

2000	2.86%
2001	-3.95%
2002	-16.70%
2003	34.52%
2004	13.26%
2005	12.37%
2006	6.16%
2007	7.69%
2008	-37.71%

In the period shown in the chart, the highest quarterly return was 17.37% (the first quarter of 2000) and the lowest quarterly return was -22.73% (the fourth quarter of 2008).

The following replaces the Chart of Average Annual Total Returns for Waddell & Reed Advisors Small Cap Fund:

Average Annual Total Returns
as of December 31, 2008

			Life
	1 Year	5 Years	of Class
	--------	---------	----------
Class A (began on 10-4-1999)
Before Taxes	-41.29%	-3.10%	1.70%
After Taxes on Distributions	-41.38%	-4.24%	0.77%
After Taxes on Distributions
and Sale of Fund Shares	-26.79%[1]	-2.04%[1]	1.66%
Class B (began on 10-4-1999)
Before Taxes	-40.77%	-3.00%	1.34%
Class C (began on 10-4-1999)
Before Taxes	-38.23%	-2.78%	1.50%
Class Y (began on 10-4-1999)
Before Taxes	-37.33%	-1.42%	2.91%
Indexes
Russell 2000 Growth Index[2]	-38.56%	-2.37%	-1.85%[3]
Lipper Small-Cap Growth
Funds Universe Average[4]	-42.10%	-3.80%	-0.88%[3]

1After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.
2Reflects no deduction for fees, expenses or taxes.
3Index comparison begins on October 31, 1999.
4Net of fees and expenses.

Waddell & Reed Advisors Tax-Managed Equity Fund

The following replaces the Chart of Year-by-Year Returns and highest and lowest quarterly return information for Waddell & Reed Advisors Tax-Managed Equity Fund:

The following replaces the bar chart and performance table:

Chart of Year-by-Year Returns
as of December 31 each year

2001	-22.13%
2002	-16.42%
2003	24.96%
2004	11.70%
2005	10.28%
2006	6.70%
2007	25.32%
2008	-34.93%

In the period shown in the chart, the highest quarterly return was 12.92% (the third quarter of 2007) and the lowest quarterly return was -18.57% (the third quarter of 2001).

The following replaces the Chart of Average Annual Total Returns for Waddell & Reed Advisors Tax-Managed Equity Fund:

Average Annual Total Returns
as of December 31, 2008

			Life
	1 Year	5 Years	of Class
	--------	---------	-----------
Class A (began on 3-31-2000)
Before Taxes	-38.67%	0.20%	-2.69%
After Taxes on Distributions	-38.67%	0.20%	-2.71%
After Taxes on Distributions
and Sale of Fund Shares	-25.13%[1]	0.17%	-2.25%[1]
Class B (began on 3-31-2000)
Before Taxes	-38.11%	0.28%	-2.93%
Class C (began on 3-31-2000)
Before Taxes	-35.57%	0.45%	-2.97%
Indexes
Russell 1000 Growth Index[2]	-38.44%	-3.42%	-8.64%
Lipper Large-Cap Growth
Funds Universe Average[3]	-40.70%	-3.72%	-7.44%

1After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.
2Reflects no deduction for fees, expenses or taxes.
3Net of fees and expenses.

Waddell & Reed Advisors Value Fund

The following replaces the Chart of Year-by-Year Returns and highest and lowest quarterly return information for Waddell & Reed Advisors Value Fund:

Chart of Year-by-Year Returns
as of December 31 each year

2001	8.03%
2002	-15.51%
2003	24.48%
2004	14.28%
2005	3.96%
2006	16.60%
2007	1.69%
2008	-34.33%

In the period shown in the chart, the highest quarterly return was 12.58% (the fourth quarter of 2003) and the lowest quarterly return was -18.41% (the fourth quarter of 2008).

The following replaces the Chart of Average Annual Total Returns for Waddell & Reed Advisors Value Fund:

Average Annual Total Returns
as of December 31, 2008

			Life
	1 Year	5 Years	of Class
	--------	---------	-----------
Class A (began on 12-15-2000)
Before Taxes	-38.11%	-2.70%	-0.08%
After Taxes on Distributions	-38.25%	-3.42%	-0.58%
After Taxes on Distributions
and Sale of Fund Shares	-24.54%[1]	-1.92%[1]	0.15%[1]
Class B (began on 12-15-2000)
Before Taxes	-37.62%	-2.64%	-0.31%
Class C (began on 12-15-2000)
Before Taxes	-34.95%	-2.43%	-0.22%
Class Y (began on 12-15-2000)
Before Taxes	-34.06%	-1.15%	1.09%
Indexes
Russell 1000 Value Index[2]	-36.85%	-0.79%	-0.05%[3]
Lipper Large-Cap Value
Funds Universe Average[4]	-37.36%	-1.91%	-1.11%[3]

1After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.
2Reflects no deduction for fees, expenses or taxes.
3Index comparison begins on December 31, 2000.
4Net of fees and expenses.

Waddell & Reed Advisors Vanguard Fund

The following replaces the Chart of Year-by-Year Returns and highest and lowest quarterly return information for Waddell & Reed Advisors Vanguard Fund:

Chart of Year-by-Year Returns
as of December 31 each year

1999	43.91%
2000	-1.07%
2001	-24.67%
2002	-20.41%
2003	30.13%
2004	5.58%
2005	15.18%
2006	2.70%
2007	27.90%
2008	-39.51%

In the period shown in the chart, the highest quarterly return was 31.10% (the fourth quarter of 1999) and the lowest quarterly return was -21.86% (the first quarter of 2001).

The following replaces the Chart of Average Annual Total Returns for Waddell & Reed Advisors Vanguard Fund:

Average Annual Total Returns
as of December 31, 2008

			10 Years
			(or Life
	1 Year	5 Years	of Class)
	--------	---------	-----------
Class A
Before Taxes	-42.99%	-1.85%	0.11%
After Taxes on Distributions	-43.78%	-2.77%	-0.80%
After Taxes on Distributions
and Sale of Fund Shares	-26.69%[1]	-1.14%[1]	0.36%[1]
Class Y
Before Taxes	-39.32%	-0.38%	1.03%
Class B (began on 10-4-1999)
Before Taxes	-42.37%	-1.95%	-1.75%
Class C (began on 10-4-1999)
Before Taxes	-40.18%	-1.70%	-1.68%
Indexes
Russell 1000 Growth Index[2]	-38.44%	-3.42%	-4.26%
Lipper Large-Cap Growth Funds
Universe Average[3]	-40.70%	-3.72%	-2.92%

1After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.
2Reflects no deduction for fees, expenses or taxes.
3Net of fees and expenses.

Waddell & Reed Advisors International Growth Fund

The following replaces the Chart of Year-by-Year Returns and highest and lowest quarterly return information for Waddell & Reed Advisors International Growth Fund:

Chart of Year-by-Year Returns
as of December 31 each year

1999	57.04%
2000	-24.94%
2001	-22.36%
2002	-18.73%
2003	21.54%
2004	12.32%
2005	16.33%
2006	22.02%
2007	22.38%
2008	-40.73%

In the period shown in the chart, the highest quarterly return was 46.67% (the fourth quarter of 1999) and the lowest quarterly return was -19.88% (the third quarter of 2008).

The following replaces the Chart of Average Annual Total Returns for Waddell & Reed Advisors International Growth Fund:

Average Annual Total Returns
as of December 31, 2008

			10 Years
			(or Life
	1 Year	5 Years	of Class)
	--------	---------	-----------
Class A
Before Taxes	-44.14%	1.74%	-0.15%
After Taxes on Distributions	-44.25%	1.63%	-1.26%
After Taxes on Distributions
and Sale of Fund Shares	-28.52%[1]	1.52%	-0.36%
Class Y
Before Taxes	-40.46%	3.37%	0.88%
Class B (began on 10-4-1999)
Before Taxes	-43.76%	1.56%	-1.77%
Class C (began on 10-5-1999)
Before Taxes	-41.31%	1.94%	-1.48%
Indexes
MSCI EAFE Growth Index[2]	-42.70%	1.43%	-1.30%
Lipper International Large-Cap Growth
Funds Universe Average[3]	-44.78%	0.79%	0.75%

1After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.
2Reflects no deduction for fees, expenses or taxes.
3Net of fees and expenses.

Waddell & Reed Advisors Asset Strategy Fund

The following replaces the Chart of Year-by-Year Returns and highest and lowest quarterly return information for Waddell & Reed Advisors Asset Strategy Fund:

Chart of Year-by-Year Returns
as of December 31 each year

1999	21.85%
2000	21.35%
2001	-10.70%
2002	3.28%
2003	10.93%
2004	13.04%
2005	23.67%
2006	20.26%
2007	43.61%
2008	-25.93%

In the period shown in the chart, the highest quarterly return was 15.73% (the third quarter of 2005) and the lowest quarterly return was -18.48% (the third quarter of 2008).

The following replaces the Chart of Average Annual Total Returns for Waddell & Reed Advisors Asset Strategy Fund:

Average Annual Total Returns
as of December 31, 2008

			10 Years
			(or Life
	1 Year	5 Years	of Class)
	--------	---------	-----------
Class A
Before Taxes	-30.18%	11.01%	9.81%
After Taxes on Distributions	-33.97%	8.62%	7.89%
After Taxes on Distributions
and Sale of Fund Shares	-15.88%[1]	9.47%	8.18%
Class Y
Before Taxes	-25.74%	12.69%	10.85%
Class C (began on 10-5-1999)
Before Taxes	-26.54%	11.41%	9.70%
Class B (began on 10-6-1999)
Before Taxes	-28.71%	11.22%	9.60%
Indexes
S&P 500 Index[2]	-37.00%	-2.19%	-1.39%
Citigroup Broad
Investment Grade Index[2]	7.02%	5.11%	5.86%
Citigroup Short-Term
Index for 1 Month
Certificates of Deposit[2]	3.05%	3.66%	3.72%
Lipper Flexible Portfolio
Funds Universe Average[3]	-24.57%	1.23%	3.27%

1After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.
2Reflects no deduction for fees, expenses or taxes.
3Net of fees and expenses.

Waddell & Reed Advisors Continental Income Fund

The following replaces the Chart of Year-by-Year Returns and highest and lowest quarterly return information for Waddell & Reed Advisors Continental Income Fund:

Chart of Year-by-Year Returns
as of December 31 each year

1999	11.05%
2000	5.77%
2001	-7.69%
2002	-9.26%
2003	19.11%
2004	7.58%
2005	4.74%
2006	10.85%
2007	12.90%
2008	-19.48%

In the period shown in the chart, the highest quarterly return was 9.21% (the fourth quarter of 1999) and the lowest quarterly return was -9.81% (the fourth quarter of 2008).

The following replaces the Chart of Average Annual Total Returns for Waddell & Reed Advisors Continental Income Fund:

Average Annual Total Returns
as of December 31, 2008

			10 Years
			(or Life
	1 Year	5 Years	of Class)
	--------	---------	-----------
Class A
Before Taxes	-24.11%	1.36%	2.29%
After Taxes on Distributions	-24.45%	0.77%	1.20%
After Taxes on Distributions
and Sale of Fund Shares	-15.09%[1]	1.26%	1.71%
Class Y
Before Taxes	-19.27%	2.87%	3.19%
Class B (began on 10-4-1999)
Before Taxes	-23.47%	1.42%	1.82%
Class C (began on 10-5-1999)
Before Taxes	-20.31%	1.59%	1.84%
Indexes
S&P 500 Index[2]	-37.00%	-2.19%	-1.39%
Citigroup Treasury/Govt Sponsored/
Credit Index[2]	6.08%	4.81%	5.74%
Lipper Mixed-Asset Target Allocation
Growth Funds Universe Average[3]	-29.76%	-0.68%	0.79%

1After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.
2Reflects no deduction for fees, expenses or taxes.
3Net of fees and expenses.

Waddell & Reed Advisors Energy Fund

The following replaces the Chart of Year-by-Year Returns and highest and lowest quarterly return information for Waddell & Reed Advisors Energy Fund:

Chart of Year-by-Year Returns
as of December 31 each year

2007	52.48%
2008	-47.03%

In the period shown in the chart, the highest quarterly return was 23.47% (the second quarter of 2008) and the lowest quarterly return was -33.56% (the third quarter of 2008).

The following replaces the Chart of Average Annual Total Returns for Waddell & Reed Advisors Energy Fund:

Average Annual Total Returns
as of December 31, 2008

		Life
	1 Year	of Class
	--------	---------
Class A (began on 03-01-2006)
Before Taxes	-50.08%	-8.85%
After Taxes on Distributions	-50.28%	-8.97%
After Taxes on Distributions
and Sale of Fund Shares	-32.22%[1]	-7.38%[1]
Class B (began on 03-01-2006)
Before Taxes	-49.57%	-8.79%
Class C (began on 03-01-2006)
Before Taxes	-47.41%	-7.59%
Class Y (began on 03-01-2006)
Before Taxes	-46.72%	-6.43%
Indexes
S&P 1500 Energy Sector Index[2]	-35.79%	0.35%[3]
Lipper Natural Resources Funds
Universe Average[4]	-47.83%	-8.56%[3]

1After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.
2Reflects no deduction for fees, expenses or taxes.
3Index comparison begins on February 28, 2006.
4Net of fees and expenses.

Waddell & Reed Advisors Retirement Shares

The following replaces the Chart of Year-by-Year Returns and highest and lowest quarterly return information for Waddell & Reed Advisors Retirement Shares:

Chart of Year-by-Year Returns
as of December 31 each year

1999	43.65%
2000	-5.96%
2001	-12.65%
2002	-20.42%
2003	25.71%
2004	4.29%
2005	16.01%
2006	6.17%
2007	15.97%
2008	-47.97%

In the period shown in the chart, the highest quarterly return was 28.93% (the fourth quarter of 1999) and the lowest quarterly return was -29.17% (the fourth quarter of 2008).

The following replaces the Chart of Average Annual Total Returns for Waddell & Reed Advisors Retirement Shares:

Average Annual Total Returns
as of December 31, 2008

			10 Years
			(or Life
	1 Year	5 Years	of Class)
	--------	---------	-----------
Class A
Before Taxes	-47.97%	-6.09%	-1.47%
After Taxes on Distributions	-50.98%	-6.12%	-2.95%
After Taxes on Distributions
and Sale of Fund Shares	-33.10%[1]	-5.05%[1]	-1.47%
Class Y
Before Taxes	-47.82%	-4.67%	-0.60%
Class B (began on 10-4-1999)
Before Taxes	-50.64%	-6.13%	-3.35%
Class C (began on 10-4-1999)
Before Taxes	-48.48%	-5.84%	-3.27%
Indexes
S&P 500 Index[2]	-37.00%	-2.19%	-1.39%
Citigroup Treasury/
Govt Sponsored/
Credit Index[2]	6.08%	4.81%	5.74%
Lipper Flexible Portfolio
Funds Universe Average[3]	-24.57%	1.23%	3.27%

1After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.
2Reflects no deduction for fees, expenses or taxes.
3Net of fees and expenses.

Waddell & Reed Advisors Science and Technology Fund

The following replaces the Chart of Year-by-Year Returns and highest and lowest quarterly return information for Waddell & Reed Advisors Science and Technology Fund:

Chart of Year-by-Year Returns
as of December 31 each year

1999	102.93%
2000	-13.97%
2001	-13.42%
2002	-26.78%
2003	32.01%
2004	16.20%
2005	17.20%
2006	7.57%
2007	24.22%
2008	-33.25%

In the period shown in the chart, the highest quarterly return was 61.66% (the fourth quarter of 1999) and the lowest quarterly return was -19.91% (the first quarter of 2001).

The following replaces the Chart of Average Annual Total Returns for Waddell & Reed Advisors Science and Technology Fund:

Average Annual Total Returns
as of December 31, 2008

			10 Years
			(or Life
	1 Year	5 Years	of Class)
	------	--------	--------
Class A
Before Taxes	-37.09%	2.74%	5.28%
After Taxes on Distributions	-38.48%	0.96%	3.40%
After Taxes on Distributions
and Sale of Fund Shares	-22.68%[1]	2.63%	4.62%
Class Y
Before Taxes	-33.01%	4.32%	6.27%
Class B (began on 10-4-1999)
Before Taxes	-36.37%	2.64%	2.32%
Class C (began on 10-4-1999)
Before Taxes	-33.92%	2.81%	2.36%
Indexes
S&P North American Technology
Sector Index[2,3]	-43.32%	-5.38%	-5.21%
Lipper Science & Technology
Funds Universe Average[4]	-43.77%	-5.42%	-3.60%

1After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.
2Reflects no deduction for fees, expenses or taxes.
3The S&P North American Technology Sector Index changed its name from the S&P GSTI Composite Index in March 2008.
4Net of fees and expenses.

The following amends the policy on investment in foreign securities for Waddell & Reed Advisors New Concepts Fund in the Section entitled "Additional Information about Principal Investment Strategies, Other Investments and Risks":

The Fund may invest up to 25% of its total assets in foreign securities.

The following information replaces the disclosure regarding the management of the applicable Funds in the Section entitled "Portfolio Management":

Waddell & Reed Advisors International Growth Fund: Effective January 2009, F. Chace Brundige is primarily responsible for the day-to-day management of Waddell & Reed Advisors International Growth Fund. In 2003, he joined Waddell & Reed Investment Management Company (WRIMCO) as an assistant portfolio manager for the large cap growth equity team, and became a portfolio manager in February 2006. He is Vice President of WRIMCO and Ivy Investment Management Company (IICO), an affiliate of WRIMCO, and portfolio manager for other investment companies managed by WRIMCO and IICO. Mr. Brundige holds a BS degree in finance from Kansas State University, and has earned an MBA with an emphasis in finance and accounting from the University of Chicago Graduate School of Business. Mr. Brundige is a Chartered Financial Analyst.

Waddell & Reed Advisors Retirement Shares: Effective January 2009, Cynthia P. Prince-Fox is primarily responsible for the day-to-day management of Waddell & Reed Advisors Retirement Shares. She is Senior Vice President of WRIMCO and IICO and Vice President of other investment companies for which WRIMCO and IICO serve as investment manager. Ms. Prince-Fox is Chief Investment Officer of Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO, and has served as portfolio manager for investment companies managed by WRIMCO since January 1993. Ms. Prince-Fox holds a BBA degree in Finance from St. Mary's University at San Antonio, Texas, and has earned an MBA with an emphasis in Finance from Rockhurst College.

Waddell & Reed Advisors Tax-Managed Equity Fund: Effective January 2009, Sarah C. Ross is primarily responsible for the day-to-day management of Waddell & Reed Advisors Tax-Managed Equity Fund. Ms. Ross is Vice President of WRIMCO and IICO. She joined WRIMCO in October 2003 as an investment analyst, with industry responsibilities concentrated in biotechnology, healthcare equipment and supplies, pharmaceuticals, and life sciences tools and services. Ms. Ross became an assistant portfolio manager with the large cap growth equity team in February 2006. She holds a BS degree in business administration and a BA degree in French from John M. Olin School of Business, Washington University, St. Louis, Missouri, and also studied global finance, French society, international marketing and corporate law at Ecole Europeene Des Affaires A Paris, Paris, France. Ms. Ross is a Chartered Financial Analyst, a member of the CFA Institute and a member of the St. Louis Society of Financial Analysts.

The following replaces the disclosure describing the Class A Plan for each Fund in the section "Choosing a Share Class":

Under the Class A Plan, a Fund may pay Waddell & Reed, Inc. (Waddell & Reed) a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Class A shares. This fee is to compensate Waddell & Reed for, either directly or through third parties, distributing the Fund's Class A shares, providing personal services to Class A shareholders and/or maintaining Class A shareholder accounts. For each of Waddell & Reed Advisors Accumulative Fund, Waddell & Reed Advisors Core Investment Fund and Waddell & Reed Advisors Tax-Managed Equity Fund, the Board has limited payments under the Fund's Plan to 0.234%, 0.249% and 0.236%, respectively, of the Fund's average net Class A assets on an annual basis. The Board may in the future, without shareholder approval, authorize payments under any of these Funds' Plans up to a maximum of 0.25% of the Fund's average Class A net assets on an annual basis, if it determines to do so.

The following replaces the corresponding bullet in the section "The CDSC for Class B or Class C shares and for Class A shares that are subject to a CDSC will not apply in the following circumstances":

  redemptions of Fund shares the proceeds of which are sent directly by the Fund to an insurance company or its agent for investment in any of the Waddell & Reed Advisors Funds and/or Ivy Family of Funds, as directed by the redeeming shareholder, through a retirement plan product or savings plan product offered by that insurance company

The following replaces the second paragraph in the section "Pricing of Fund Shares":

In the calculation of a Fund's NAV:

  The securities in the Fund's portfolio that are traded on an exchange are ordinarily valued at the last sale price prior to the time of valuation.
  Stocks that are traded over-the-counter are valued using the National Association of Securities Dealers Automated Quotations (NASDAQ) Official Closing Price (NCOP), as determined by NASDAQ, or, lacking an NCOP, the last current reported sales prices as of the time of valuation on NASDAQ or, lacking any current reported sales on NASDAQ, at the time of valuation at the average of the last bid and asked prices.
  Bonds (other than convertible bonds), municipal bonds, U.S. government securities, mortgage-backed securities and swap agreements are ordinarily valued according to prices quoted by an independent pricing service.
  Convertible bonds are ordinarily valued at the last sale price prior to the time of valuation or, if none is reported, by an independent pricing service.
  Short-term debt securities are valued at amortized cost, which approximates market value.
  Other investment assets for which market prices are unavailable or not reflective of current market value are valued at their fair value by or at the direction of the Board of Trustees, as discussed below.

The following replaces the disclosure in the section "Converting Shares":

Converting Shares

Self-directed Conversions: If you hold Class A and are eligible to purchase Class Y shares, as described above in the section entitled "Class Y shares," you may be eligible to convert your Class A shares to Class Y shares of the same Fund. Please contact Client Services directly for more information about Class Y eligibility and how to request a conversion.

A self-directed conversion between share classes of the same Fund is a non-taxable event.

If you convert from one class of shares to another, the transaction will be based on the respective NAVs per share of the two classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's NAVs per share. At the time of conversion, the total dollar value of your "old" shares will equal the total dollar value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your "new" shares compared with that of your "old" shares.

The following replaces the disclosure regarding the Funds' SEC file numbers:

The SEC file number for Waddell & Reed Advisors Funds is 811-09435.

NUP2200AF

Waddell & Reed Advisors Funds

EQUITY FUNDS

Domestic Equity Funds
Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Dividend Opportunities Fund
Waddell & Reed Advisors New Concepts Fund
Waddell & Reed Advisors Small Cap Fund
Waddell & Reed Advisors Tax-Managed Equity Fund
Waddell & Reed Advisors Value Fund
Waddell & Reed Advisors Vanguard Fund

Global/International Fund
Waddell & Reed Advisors International Growth Fund

Specialty Funds
Waddell & Reed Advisors Asset Strategy Fund
Waddell & Reed Advisors Continental Income Fund
Waddell & Reed Advisors Energy Fund
Waddell & Reed Advisors Retirement Shares
Waddell & Reed Advisors Science and Technology Fund

The Securities and Exchange Commission has not approved or disapproved these securities, or determined whether this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.

Prospectus
October 31, 2008

CONTENTS

Domestic Equity Funds
Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Dividend Opportunities Fund
Waddell & Reed Advisors New Concepts Fund
Waddell & Reed Advisors Small Cap Fund
Waddell & Reed Advisors Tax-Managed Equity Fund
Waddell & Reed Advisors Value Fund
Waddell & Reed Advisors Vanguard Fund
Global/International Fund
Waddell & Reed Advisors International Growth Fund
Specialty Funds
Waddell & Reed Advisors Asset Strategy Fund
Waddell & Reed Advisors Continental Income Fund
Waddell & Reed Advisors Energy Fund
Waddell & Reed Advisors Retirement Shares
Waddell & Reed Advisors Science and Technology Fund
Additional Information about Principal Investment Strategies,
Other Investments and Risks
The Management of the Funds
Investment Advisor
Management Fee
Portfolio Management
Your Account
Choosing a Share Class
Ways to Set Up Your Account
Pricing of Fund Shares
Buying Shares
Selling Shares
Exchange Privileges
Distributions and Taxes
Financial Highlights
Appendix A

Waddell & Reed Advisors Accumulative Fund

An Overview of the Fund

Objectives
To provide capital growth, with current income as a secondary objective.

Principal Strategies
Waddell & Reed Advisors Accumulative Fund invests primarily in common stocks of domestic and, to a lesser extent, foreign companies. The Fund may invest in companies of any size and of any industry in order to achieve its primary objective of capital growth. The Fund may emphasize a blend of value and growth potential in selecting stocks. Value stocks are those that Waddell & Reed Investment Management Company (WRIMCO), the Fund's investment manager, believes are currently selling below their true worth. A stock has growth potential if, in WRIMCO's opinion, the earnings of the company are likely to grow faster than the economy.

WRIMCO's investment philosophy for the Fund is a blend between bottom-up fundamental stock and sector analysis, coupled with a top-down macroeconomic perspective that WRIMCO uses to guide it in its selection of industries and sector weightings.

WRIMCO attempts to select securities with growth potential by looking at many factors, including:

  stability and predictability of earnings growth
  acceleration of earnings and/or revenue
  improvement in profitability
  sustainable generation of cashflows from operations

In general, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities in order to determine whether the security has ceased to offer significant growth potential or appreciation possibilities. WRIMCO may also sell a security to reduce the Fund's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Waddell & Reed Advisors Accumulative Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.
  the mix of securities held by the Fund, particularly the relative weightings in, and exposure to, different sectors of the economy the earnings performance, credit quality and other conditions of the issuers whose securities the Fund holds
  WRIMCO's skill in evaluating and selecting securities for the Fund adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values (NAVs) of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Waddell & Reed Advisors Accumulative Fund may be appropriate for investors seeking long-term investment growth with a fund that has the flexibility to invest in growth and value companies of any size and of any industry. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors Accumulative Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the annual total returns for Class A shares and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

The information shown is past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance.

CHART OF YEAR-BY-YEAR RETURNS
as of December 31 each year

1998	22.62%
1999	25.72%
2000	20.16%
2001	-15.45%
2002	-22.95%
2003	19.58%
2004	7.35%
2005	10.69%
2006	12.80%
2007	13.94%

In the period shown in the chart, the highest quarterly return was 24.90% (the fourth quarter of 1999) and the lowest quarterly return was -16.16% (the third quarter of 2002). The Class A return for the year through September 30, 2008 was -19.88%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to those of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007

			10 Years
			(or Life
	1 Year	5 Years	of Class)
	--------	---------	-----------
Class A
Before Taxes	7.39%	11.47%	7.58%
After Taxes on Distributions	7.33%	11.42%	5.41%
After Taxes on Distributions
and Sale of Fund Shares	4.90%	10.03%	5.54%
Class Y
Before Taxes	14.18%	13.11%	8.47%
Class B (began on 10-4-1999)
Before Taxes	8.74%	11.43%	5.94%
Class C (began on 10-6-1999)
Before Taxes	12.81%	11.65%	5.88%
Indexes
S&P 500 Index[1]	5.50%	12.84%	5.91%
Lipper Multi-Cap Core
Funds Universe Average[2]	6.42%	13.32%	7.07%

1Reflects no deduction for fees, expenses or taxes.
2Net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors Accumulative Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	------	------	------	------

Management Fees[5]	0.68%	0.68%	0.68%	0.68%
Distribution and/or
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.18%	0.46%	0.41%	0.20%
Total Annual Fund
Operating Expenses	1.11%	2.14%	2.09%	0.88%

1 The CDSC that is imposed on the lesser of the amount invested or redemption value of Class B shares declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2 A 1% CDSC is imposed on purchases of $1 million or more at NAV of Class A shares that are redeemed within 12 months of purchase.

3 If you choose to receive your Class A, Class B or Class C share redemption proceeds by Federal Funds wire, a $10 fee will be charged to your account.

4 Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption fee/exchange fee.

5The expenses shown for Management Fees reflect the maximum annual fee payable; however, a reduction in the Fund's management fee rate pursuant to a management fee waiver became effective October 1, 2006, and will remain in effect through September 30, 2016. If this waiver were reflected above, the Management Fees would have been 0.65% and the Total Annual Fund Operating Expenses would have been: Class A, 1.08%, Class B, 2.11%, Class C, 2.06%, and Class Y, 0.85%.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$682	$908	$1,152	$1,849
Class B Shares	617	970	1,250	2,203	[1]
Class C Shares	212 [2]	655	1,124	2,422
Class Y Shares	90	281	488	1,085

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$682	$908	$1,152	$1,849
Class B Shares	217	670	1,150	2,203	[1]
Class C Shares	212	655	1,124	2,422
Class Y Shares	90	281	488	1,085

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Waddell & Reed Advisors Core Investment Fund

An Overview of the Fund

Objectives
To provide capital growth and income, with a primary emphasis on income.

Principal Strategies
Waddell & Reed Advisors Core Investment Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in equity securities, primarily in common stocks of large-cap domestic and foreign companies with dominant market positions in their industries. Large-cap companies are typically companies with market capitalizations of at least $8 billion. The Fund invests in securities that have the potential for capital appreciation or that WRIMCO, the Fund's investment manager, expects to resist market decline. Although the Fund typically invests in large companies, it may invest in securities of any size company. The Fund may also invest up to 20% of its net assets in foreign securities.

WRIMCO utilizes both a top-down (assess the market environment) and a bottom-up (research individual issuers) analysis in its selection process. It attempts to select securities with growth and income possibilities by looking at many factors, including a company's:

  projected long-term earnings power compared to market expectations over a multi-year horizon competitive position in the global economy
  history of improving sales and profits
  management strength
  leadership position in its industry
  stock price value
  dividend payment history

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities in order to determine whether the security has ceased to offer the prospect of continued dividend payment and/or significant growth potential or has performed below WRIMCO's expectations regarding its long-term potential or whether the issuer's competitive barriers have diminished. WRIMCO may also sell a security to reduce the Fund's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Waddell & Reed Advisors Core Investment Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.
  the mix of securities held by the Fund, particularly the relative weightings in, and exposure to, different sectors of the economy the earnings performance, credit quality and other conditions of the issuers whose securities the Fund holds
  WRIMCO's skill in evaluating and selecting securities for the Fund adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the NAVs of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Accounting and disclosure standards also differ from country to country, which makes obtaining reliable research more difficult. There is the possibility that, under unusual international monetary or political conditions, the Fund's assets might be more volatile than would be the case with other investments. The risks of investing in foreign securities are more acute in emerging markets. Emerging markets historically have been more volatile than the markets of developed countries with more mature economies, since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than those of developed countries.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Waddell & Reed Advisors Core Investment Fund may be appropriate for investors who seek capital growth and income, with a primary emphasis on income. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors Core Investment Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the annual total returns for Class A shares and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

The information shown is past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance.

CHART OF YEAR-BY-YEAR RETURNS
as of December 31 each year

1998	24.02%
1999	16.41%
2000	9.65%
2001	-15.30%
2002	-21.98%
2003	17.39%
2004	9.83%
2005	8.83%
2006	16.97%
2007	14.12%

In the period shown in the chart, the highest quarterly return was 14.76% (the first quarter of 1998) and the lowest quarterly return was -16.42% (the third quarter of 2002). The Class A return for the year through September 30, 2008 was -17.85%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to those of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007

			10 Years
			(or Life
	1 Year	5 Years	of Class)
	--------	---------	-----------
Class A
Before Taxes	7.55%	12.04%	6.33%
After Taxes on Distributions	5.74%	11.12%	4.63%
After Taxes on Distributions
and Sale of Fund Shares	7.89%[1]	10.68%	5.14%
Class Y
Before Taxes	14.41%	13.71%	7.24%
Class B (began on 10-4-1999)
Before Taxes	8.92%	11.99%	4.02%
Class C (began on 10-4-1999)
Before Taxes	12.94%	12.19%	4.06%
Indexes
S&P 500 Index[2]	5.50%	12.84%	5.91%
Lipper Large-Cap Core
Funds Universe Average[3]	5.73%	11.70%	5.04%

1After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.
2Reflects no deduction for fees, expenses or taxes.
3Net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors Core Investment Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	------	------	------	------

Management Fees[5]	0.63%	0.63%	0.63%	0.63%
Distribution and/or
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.20%	0.50%	0.44%	0.18%
Total Annual Fund
Operating Expenses	1.08%	2.13%	2.07%	0.81%

1 The CDSC that is imposed on the lesser of the amount invested or redemption value of Class B shares declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2 A 1% CDSC is imposed on purchases of $1 million or more at NAV of Class A shares that are redeemed within 12 months of purchase.

3 If you choose to receive your Class A, Class B or Class C share redemption proceeds by Federal Funds wire, a $10 fee will be charged to your account.

4 Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption fee/exchange fee.

5The expenses shown for Management Fees reflect the maximum annual fee payable; however, a reduction in the Fund's management fee rate pursuant to a management fee waiver became effective October 1, 2006, and will remain in effect through September 30, 2016. If this waiver were reflected above, the Management Fees would have been 0.62% and the Total Annual Fund Operating Expenses would have been: Class A, 1.07%, Class B, 2.12%, Class C, 2.06%, and Class Y, 0.80%.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$679	$899	$1,136	$1,817
Class B Shares	616	967	1,244	2,192	[1]
Class C Shares	210 [2]	649	1,114	2,400
Class Y Shares	83	259	450	1,002

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$679	$899	$1,136	$1,817
Class B Shares	216	667	1,144	2,192	[1]
Class C Shares	210	649	1,114	2,400
Class Y Shares	83	259	450	1,002

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Waddell & Reed Advisors Dividend Opportunities Fund
(formerly, Waddell & Reed Advisors Dividend Income Fund)

An Overview of the Fund

Objective
To provide total return.

Principal Strategies
Waddell & Reed Advisors Dividend Opportunities Fund seeks to achieve its objective by investing primarily in dividend-paying common stocks that WRIMCO, the Fund's investment manager, believes also demonstrate favorable prospects for total return. Under normal market conditions, the Fund invests at least 80% of its net assets in dividend-paying equity securities of domestic and, to a lesser extent, foreign companies which may include without limitation dividend-paying common stocks, preferred stocks or convertible preferred stocks. Although the Fund invests primarily in large-cap companies (typically companies with capitalizations of at least $8 billion), it may invest in companies of any size.

The Fund primarily focuses on companies:

  with high dividend yields that are, in the opinion of WRIMCO, relatively safe with above-average market yield that WRIMCO expects will continue to grow their dividend that pay a small dividend, but could grow their dividend over the next few years that pay no dividend, but may initiate a dividend

Generally, in determining whether to sell a security, WRIMCO considers many factors, including: changes in economic or market factors in general or with respect to a particular industry, changes in the market trends or other factors affecting an individual security, and changes in the relative market performance or appreciation possibilities offered by individual securities. WRIMCO may also sell a security to reduce the Fund's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Waddell & Reed Advisors Dividend Opportunities Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to that of the Fund (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.
  the mix of securities held by the Fund, particularly the relative weightings in, and exposure to, different sectors of the economy the earnings performance, credit quality and other conditions of the issuers whose securities the Fund holds
  WRIMCO's skill in evaluating and selecting securities for the Fund adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the NAVs of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Waddell & Reed Advisors Dividend Opportunities Fund may be appropriate for investors seeking total return through a portfolio of primarily dividend-paying common stocks. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors Dividend Opportunities Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the annual total returns for Class A shares for each full calendar year since these shares were first offered and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results for some periods shown include the effect of expense reduction arrangements. If those arrangements had not been in place, the performance results for those periods would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

The information shown is past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance.

CHART OF YEAR-BY-YEAR RETURNS
as of December 31 each year

2004	11.80%
2005	13.27%
2006	15.75%
2007	16.78%

In the period shown in the chart, the highest quarterly return was 9.27% (the fourth quarter of 2004) and the lowest quarterly return was 0.00% (the third quarter of 2004 and the third quarter of 2006). The Class A return for the year through September 30, 2008 was -19.20%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007

		Life
	1 Year	of Class
	--------	---------
Class A (began on 07-01-2003)
Before Taxes	10.06%	13.72%
After Taxes on Distributions	9.66%	13.44%
After Taxes on Distributions
and Sale of Fund Shares	7.19%	12.02%
Class B (began on 07-01-2003)
Before Taxes	11.66%	13.91%
Class C (began on 07-01-2003)
Before Taxes	15.77%	14.24%
Class Y (began on 07-01-2003)
Before Taxes	17.09%	15.63%
Indexes
Russell 1000 Index[1]	5.78%	12.09%[2]
Lipper Equity Income Funds
Universe Average[3]	4.00%	12.29%[2]

1Reflects no deduction for fees, expenses or taxes.
2Index comparison begins on June 30, 2003.
3Net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors Dividend Opportunities Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	------	------	------	------

Management Fees	0.70%	0.70%	0.70%	0.70%
Distribution and/or
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.30%	0.46%	0.40%	0.21%
Total Annual Fund
Operating Expenses	1.25%	2.16%	2.10%	0.91%

1 The CDSC that is imposed on the lesser of the amount invested or redemption value of Class B shares declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2 A 1% CDSC is imposed on purchases of $1 million or more at NAV of Class A shares that are redeemed within 12 months of purchase.

3 If you choose to receive your Class A, Class B or Class C share redemption proceeds by Federal Funds wire, a $10 fee will be charged to your account.

4 Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption fee/exchange fee.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$695	$949	$1,222	$1,999
Class B Shares	619	976	1,259	2,262	[1]
Class C Shares	213 [2]	658	1,129	2,431
Class Y Shares	93	290	504	1,120

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$695	$949	$1,222	$1,999
Class B Shares	219	676	1,159	2,262	[1]
Class C Shares	213	658	1,129	2,431
Class Y Shares	93	290	504	1,120

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Waddell & Reed Advisors New Concepts Fund, Inc.

An Overview of the Fund

Objective
To provide growth of your investment.

Principal Strategies
Waddell & Reed Advisors New Concepts Fund seeks to achieve its objective by investing primarily in common stocks of domestic and, to a lesser extent, foreign mid-cap companies that WRIMCO, the Fund's investment manager, believes offer above-average growth potential. Mid-cap companies are typically companies with market capitalizations that range between $1 billion and $18 billion.

In selecting securities for the Fund, WRIMCO emphasizes a bottom-up approach and may look at a number of factors in its consideration of a company, such as:

  new or innovative products or services
  adaptive or creative management
  strong financial and operational capabilities to sustain growth stable and consistent revenue, earnings, and cash flow
  market potential
  profit potential

Generally, in determining whether to sell a security, WRIMCO considers many factors, including excessive valuation given company growth prospects, deterioration of fundamentals, weak cash flow to support shareholder returns, and unexpected and poorly explained management changes. WRIMCO may also sell a security to reduce the Fund's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Waddell & Reed Advisors New Concepts Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to that of the Fund (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.
  the potential volatility of the equity securities of mid-cap companies held by the Fund the earnings performance, credit quality and other conditions of the issuers whose securities the Fund holds the mix of securities held by the Fund, particularly the relative weightings in, and exposure to, different sectors of the economy
  WRIMCO's skill in evaluating and selecting securities for the Fund adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the NAVs of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

Investing a majority of the Fund's holdings in a single asset class such as mid-cap securities may cause the Fund to experience more volatility than a fund invested with greater diversification.

Market risk for small or medium-sized companies may be greater than that for large companies. For example, smaller companies may have less certain growth prospects, limited financial resources, limited product lines, volatile trading and price fluctuation or inexperienced management.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Waddell & Reed Advisors New Concepts Fund may be appropriate for investors who are seeking growth through a mutual fund which is primarily invested in mid-cap companies. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors New Concepts Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the annual total returns for Class A shares and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

The information shown is past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance.

CHART OF YEAR-BY-YEAR RETURNS
as of December 31 each year

1998	38.70%
1999	63.42%[1]
2000	-14.97%
2001	-18.05%
2002	-27.57%
2003	33.86%
2004	19.27%
2005	11.65%
2006	8.86%
2007	13.56%

1A substantial portion of the Fund's returns during this period is attributable to investments in initial public offerings (IPOs). No assurance can be given that future IPOs in which the Fund invests will have as equally beneficial an impact on performance.

In the period shown in the chart, the highest quarterly return was 46.17% (the fourth quarter of 1999) and the lowest quarterly return was -21.54% (the third quarter of 2001). The Class A return for the year through September 30, 2008 was -18.86%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007

			10 Years
			(or Life
	1 Year	5 Years	of Class)
	--------	---------	-----------
Class A
Before Taxes	7.03%	15.74%	9.04%
After Taxes on Distributions	5.96%	15.50%	7.79%
After Taxes on Distributions
and Sale of Fund Shares	6.39%	13.97%	7.59%
Class Y
Before Taxes	13.95%	17.64%	10.15%
Class B (began on 10-4-1999)
Before Taxes	8.45%	15.73%	4.74%
Class C (began on 10-4-1999)
Before Taxes	12.55%	16.00%	4.85%
Indexes
Russell Mid-Cap Growth Index[1]	11.43%	17.91%	7.60%
Lipper Mid-Cap Growth Funds
Universe Average[2]	16.48%	16.44%	7.78%

1Reflects no deduction for fees, expenses or taxes.
2Net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors New Concepts Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	------	------	------	------

Management Fees[5]	0.85%	0.85%	0.85%	0.85%
Distribution and/or
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.34%	0.62%	0.51%	0.20%
Total Annual Fund
Operating Expenses	1.44%	2.47%	2.36%	1.05%

1 The CDSC that is imposed on the lesser of the amount invested or redemption value of Class B shares declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2 A 1% CDSC is imposed on purchases of $1 million or more at NAV of Class A shares that are redeemed within 12 months of purchase.

3 If you choose to receive your Class A, Class B or Class C share redemption proceeds by Federal Funds wire, a $10 fee will be charged to your account.

4 Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption fee/exchange fee.

5The expenses shown for Management Fees reflect the maximum annual fee payable; however, a reduction in the Fund's management fee rate pursuant to a management fee waiver became effective October 1, 2006, and will remain in effect through September 30, 2016. If this waiver were reflected above, the Management Fees would have been 0.84% and the Total Annual Fund Operating Expenses would have been: Class A, 1.43%, Class B, 2.46%, Class C, 2.35%, and Class Y, 1.04%.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$713	$1,004	$1,317	$2,200
Class B Shares	650	1,070	1,416	2,550	[1]
Class C Shares	239 [2]	737	1,261	2,697
Class Y Shares	107	334	579	1,283

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$713	$1,004	$1,317	$2,200
Class B Shares	250	770	1,316	2,550	[1]
Class C Shares	239	737	1,261	2,697
Class Y Shares	107	334	579	1,283

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Waddell & Reed Advisors Small Cap Fund, Inc.

An Overview of the Fund

Objective
To provide growth of capital.

Principal Strategies
Waddell & Reed Advisors Small Cap Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks of small-cap domestic and, to a lesser extent, foreign companies. Small-cap companies typically are companies with market capitalizations below $3.5 billion. The Fund emphasizes relatively new or unseasoned companies in their early stages of development, or smaller companies positioned in new or emerging industries where there is opportunity for rapid growth.

In selecting securities for the Fund, WRIMCO, the Fund's investment manager, utilizes a bottom-up stock picking process that focuses on companies it believes have long-term growth potential with superior financial characteristics and therefore, are believed by WRIMCO to be of a higher quality than many other small-cap companies. WRIMCO may look at a number of factors regarding a company, such as:

  aggressive or creative, yet strong, management
  technological or specialized expertise
  new or unique products or services
  entry into new or emerging industries
  growth in earnings/growth in sales/positive cash flows
  security size and liquidity

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities. For example, WRIMCO may sell a security if it determines that the stock no longer offers significant growth potential, which may be due to a change in the business or management of the company or a change in the industry of the company. WRIMCO may also sell a security to reduce the Fund's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Waddell & Reed Advisors Small Cap Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to that of the Fund (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.
  the potential volatility of the equity securities of small to mid-cap companies held by the Fund the earnings performance, credit quality and other conditions of the issuers whose securities the Fund holds the mix of securities held by the Fund, particularly the relative weightings in, and exposure to, different sectors and industries
  WRIMCO's skill in evaluating and selecting securities for the Fund adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the NAVs of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

Market risk for small or medium-sized companies may be greater than that for large companies. For example, smaller companies may have less certain growth prospects, limited financial resources, limited product lines, volatile trading and price fluctuation or inexperienced management.

Due to the nature of the Fund's permitted investments, primarily the small-cap stocks of new and/or unseasoned companies, companies in their early stages of development or smaller companies in new or emerging industries, the Fund may be subject to the following additional risks:

  products offered may fail to sell as anticipated
  a period of unprofitability may be experienced before a company develops the expertise and clientele to succeed in an industry the company may never achieve profitability
  economic, market and technological factors may cause the new industry itself to lose favor with the public

Investing a majority of the Fund's holdings in a single asset class such as small-cap equities may cause the Fund to experience more volatility than a fund invested with greater diversification among asset classes.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Waddell & Reed Advisors Small Cap Fund may be appropriate for investors seeking growth of capital primarily through investment in small-cap companies. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors Small Cap Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the annual total returns for Class A shares for each full calendar year since these shares were first offered and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results for some periods shown include the effect of expense reduction arrangements. If those arrangements had not been in place, the performance results for those periods would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

The information shown is past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance.

CHART OF YEAR-BY-YEAR RETURNS
as of December 31 each year

2000	2.86%
2001	-3.95%
2002	-16.70%
2003	34.52%
2004	13.26%
2005	12.37%
2006	6.16%
2007	7.69%

In the period shown in the chart, the highest quarterly return was 17.37% (the first quarter of 2000) and the lowest quarterly return was -19.44% (the third quarter of 2001). The Class A return for the year through September 30, 2008 was -19.38%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007

			Life
	1 Year	5 Years	of Class
	--------	---------	----------
Class A (began on 10-4-1999)
Before Taxes	1.49%	13.03%	7.92%
After Taxes on Distributions	-0.54%	11.73%	6.84%
After Taxes on Distributions
and Sale of Fund Shares	4.30%[1]	11.56%	6.84%
Class B (began on 10-4-1999)
Before Taxes	2.95%	13.14%	7.62%
Class C (began on 10-4-1999)
Before Taxes	6.76%	13.42%	7.80%
Class Y (began on 10-4-1999)
Before Taxes	8.26%	14.99%	9.29%
Indexes
Russell 2000 Growth Index[2]	7.01%	16.48%	3.95%[3]
Lipper Small-Cap Growth
Funds Universe Average[4]	8.70%	15.49%	6.09%[3]

1After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.
2Reflects no deduction for fees, expenses or taxes.
3Index comparison begins on October 31, 1999.
4Net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors Small Cap Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	------	------	------	------

Management Fees[5]	0.85%	0.85%	0.85%	0.85%
Distribution and/or
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.47%	0.65%	0.54%	0.21%
Total Annual Fund
Operating Expenses	1.57%	2.50%	2.39%	1.06%

1 The CDSC that is imposed on the lesser of the amount invested or redemption value of Class B shares declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2 A 1% CDSC is imposed on purchases of $1 million or more at NAV of Class A shares that are redeemed within 12 months of purchase.

3 If you choose to receive your Class A, Class B or Class C share redemption proceeds by Federal Funds wire, a $10 fee will be charged to your account.

4 Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption fee/exchange fee.

5The expenses shown for Management Fees reflect the maximum annual fee payable; however, a reduction in the Fund's management fee rate pursuant to a management fee waiver became effective October 1, 2006, and will remain in effect through September 30, 2016. If this waiver were reflected above, the Management Fees would have been 0.83% and the Total Annual Fund Operating Expenses would have been: Class A, 1.55%, Class B, 2.48%, Class C, 2.37%, and Class Y, 1.04%.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$726	$1,042	$1,381	$2,335
Class B Shares	653	1,079	1,431	2,603	[1]
Class C Shares	242 [2]	746	1,276	2,727
Class Y Shares	108	337	585	1,294

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$726	$1,042	$1,381	$2,335
Class B Shares	253	779	1,331	2,603	[1]
Class C Shares	242	746	1,276	2,727
Class Y Shares	108	337	585	1,294

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.

An Overview of the Fund

Objective
To provide long-term growth of capital while minimizing taxable gains and income to shareholders.

Principal Strategies
Waddell & Reed Advisors Tax-Managed Equity Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks of domestic and, to a lesser extent, foreign companies that WRIMCO, the Fund's investment manager, considers to be high in quality and attractive in their long-term investment potential. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities, primarily common stocks and securities convertible into common stocks. WRIMCO seeks stocks of growth-oriented companies which it believes to have above-average earnings predictability and stability. While the Fund typically invests in the common stocks of large- to medium-sized domestic companies, it may invest in companies of any size, any industry or any country in order to achieve its objective. Medium-sized, or mid-cap, companies are typically companies with market capitalizations that range between $1 billion and $18 billion. Large, or large-cap, companies are typically companies with market capitalizations of at least $8 billion.

WRIMCO manages the Fund using an investment strategy that is sensitive to the potential impact of Federal income tax on shareholders' investment returns. The Fund's tax-sensitive investment strategy is intended to lead to lower distributions of income and realized capital gains than funds managed without regard to Federal income tax consequences.

In selecting companies, WRIMCO typically invests for the long term and utilizes a bottom-up research strategy to identify companies that are leaders in growth industries and which WRIMCO believes possess a sustainable competitive advantage and are positioned to maintain and build upon that status. WRIMCO focuses on companies exhibiting high levels of profit margin and return on capital. The largest holdings of the Fund tend to be those where WRIMCO believes the market has materially underestimated the companies' long-term earnings potential.

When deciding to sell a security, WRIMCO considers the negative tax impact of realizing capital gains and, if applicable, the positive tax impact of realizing capital losses. However, WRIMCO may sell a security at a realized gain if it determines that the potential tax cost is outweighed by the risk of owning the security, to reduce the Fund's holding in that security, or if more attractive investment opportunities are available. In addition, redemptions by shareholders may force the Fund to sell securities at an inappropriate time, potentially resulting in realized gains.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Waddell & Reed Advisors Tax-Managed Equity Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to that of the Fund (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.
  the Fund's tax-sensitive investment strategy failing to limit distributions of taxable income and net realized capital gains as contemplated
  WRIMCO's skill in evaluating and selecting securities for the Fund the earnings performance, credit quality and other conditions of the issuers whose securities the Fund holds the mix of securities held by the Fund, particularly the relative weightings in, and exposure to, different sectors and industries that may result in performance less favorable than another investment mix might have produced adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the NAVs of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Waddell & Reed Advisors Tax-Managed Equity Fund may be appropriate for long-term taxable investors. If you are investing for the short-term (less than one year), you may suffer negative tax consequences. Market conditions may limit the Fund's ability to realize capital losses or to avoid dividend income. While the Fund tries to reduce the extent to which shareholders incur taxes on its distributions of income and net realized gains, it does expect to distribute taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss) from time to time. Investors may realize capital gains when they sell their shares. The Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors Tax-Managed Equity Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the annual total returns for Class A shares for each full calendar year since these shares were first offered and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results for some periods shown include the effect of expense reduction arrangements. If those arrangements had not been in place, the performance results for those periods would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

The information shown is past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance.

CHART OF YEAR-BY-YEAR RETURNS
as of December 31 each year

2001	-22.13%
2002	-16.42%
2003	24.96%
2004	11.70%
2005	10.28%
2006	6.70%
2007	25.32%

In the period shown in the chart, the highest quarterly return was 12.92% (the third quarter of 2007) and the lowest quarterly return was -18.57% (the third quarter of 2001). The Class A return for the year through September 30, 2008 was -20.28%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007

			Life
	1 Year	5 Years	of Class
	--------	---------	-----------
Class A (began on 3-31-2000)
Before Taxes	18.11%	14.17%	2.50%
After Taxes on Distributions	18.11%	14.17%	2.47%
After Taxes on Distributions
and Sale of Fund Shares	11.77%	12.46%	2.13%
Class B (began on 3-31-2000)
Before Taxes	20.20%	14.37%	2.33%
Class C (began on 3-31-2000)
Before Taxes	24.30%	14.45%	2.29%
Indexes
Russell 1000 Growth Index[1]	11.82%	12.11%	-3.86%
Lipper Large-Cap Growth
Funds Universe Average[2]	14.17%	11.75%	-2.38%

1Reflects no deduction for fees, expenses or taxes.
2Net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors Tax-Managed Equity Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C
your investment)	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%[4]	2.00%[4]	2.00%[4]

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C
deducted from Fund assets)	------	------	------

Management Fees	0.65%	0.65%	0.65%
Distribution and/or
Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses	0.34%	0.48%	0.49%
Total Annual Fund
Operating Expenses	1.24%	2.13%	2.14%

1 The CDSC that is imposed on the lesser of the amount invested or redemption value of Class B shares declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2 A 1% CDSC is imposed on purchases of $1 million or more at NAV of Class A shares that are redeemed within 12 months of purchase.

3 If you choose to receive your Class A, Class B or Class C share redemption proceeds by Federal Funds wire, a $10 fee will be charged to your account.

4 Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption fee/exchange fee.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$694	$946	$1,217	$1,989
Class B Shares	616	967	1,244	2,235	[1]
Class C Shares	217 [2]	670	1,149	2,472

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$694	$946	$1,217	$1,989
Class B Shares	216	667	1,144	2,235	[1]
Class C Shares	217	670	1,149	2,472

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Waddell & Reed Advisors Value Fund

An Overview of the Fund

Objective
To provide long-term capital appreciation.

Principal Strategies
Waddell & Reed Advisors Value Fund seeks to achieve its objective by investing in the common stocks of primarily large-cap, under-valued domestic and, to a lesser extent, foreign companies. The Fund seeks to invest in stocks that are, in the opinion of WRIMCO, the Fund's investment manager, undervalued relative to the true value of the company, and/or are out of favor in the financial markets but have a favorable outlook for capital appreciation. Although the Fund generally invests in large-cap companies (typically, companies with market capitalizations of at least $8 billion), it may invest in securities of any size company. The Fund seeks to be diversified across economic sectors in an effort to manage risk.

WRIMCO utilizes both a top-down (assess the market environment) and a bottom-up (research individual issuers) analysis in its selection process. In general, in selecting securities for the Fund, WRIMCO evaluates market risk, interest rate trends and the economic climate. It then considers numerous factors in its analysis of individual issuers and their stocks, including the following:

  intrinsic value of the company not reflected in the stock price historical earnings growth
  future expected earnings growth
  company's position in its industry
  industry conditions
  competitive strategy
  management capabilities
  free cash flow potential
  internal or external catalyst for change

WRIMCO will typically sell a stock when it reaches an acceptable price, its fundamental factors have changed or it has performed below WRIMCO's expectations. WRIMCO may also sell a security to reduce the Fund's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Waddell & Reed Advisors Value Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to that of the Fund (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.
  the value of a security believed by WRIMCO to be undervalued may never reach what WRIMCO believes is its full value, or such security's value may decrease the mix of securities held by the Fund, particularly the relative weightings in, and exposure to, different sectors of the economy the earnings performance, credit quality and other conditions of the issuers whose securities the Fund holds
  WRIMCO's skill in evaluating and selecting securities for the Fund adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the NAVs of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Waddell & Reed Advisors Value Fund may be appropriate for investors who seek long-term capital appreciation. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors Value Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the annual total returns for Class A shares for each full calendar year since these shares were first offered and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results for some periods shown include the effect of expense reduction arrangements. If those arrangements had not been in place, the performance results for those periods would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

The information shown is past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance.

CHART OF YEAR-BY-YEAR RETURNS
as of December 31 each year

2001	8.03%
2002	-15.51%
2003	24.48%
2004	14.28%
2005	3.96%
2006	16.60%
2007	1.69%

In the period shown in the chart, the highest quarterly return was 12.58% (the fourth quarter of 2003) and the lowest quarterly return was -14.76% (the third quarter of 2002). The Class A return for the year through September 30, 2008 was -19.51%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007

			Life
	1 Year	5 Years	of Class
	--------	---------	-----------
Class A (began on 12-15-2000)
Before Taxes	-4.16%	10.57%	6.05%
After Taxes on Distributions	-5.48%	9.80%	5.48%
After Taxes on Distributions
and Sale of Fund Shares	-0.73%[1]	9.35%	5.32%
Class B (began on 12-15-2000)
Before Taxes	-2.92%	10.71%	5.93%
Class C (began on 12-15-2000)
Before Taxes	0.74%	10.91%	6.02%
Class Y (began on 12-15-2000)
Before Taxes	2.02%	12.38%	7.41%
Indexes
Russell 1000 Value Index[2]	-0.17%	14.62%	6.73%[3]
Lipper Large-Cap Value
Funds Universe Average[4]	2.24%	13.09%	5.39%[3]

1After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.
2Reflects no deduction for fees, expenses or taxes.
3Index comparison begins on December 31, 2000.
4Net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors Value Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	------	------	------	------

Management Fees[5]	0.70%	0.70%	0.70%	0.70%
Distribution and/or
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.39%	0.55%	0.53%	0.23%
Total Annual Fund
Operating Expenses	1.34%	2.25%	2.23%	0.93%

1 The CDSC that is imposed on the lesser of the amount invested or redemption value of Class B shares declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2 A 1% CDSC is imposed on purchases of $1 million or more at NAV of Class A shares that are redeemed within 12 months of purchase.

3 If you choose to receive your Class A, Class B or Class C share redemption proceeds by Federal Funds wire, a $10 fee will be charged to your account.

4 Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption fee/exchange fee.

5The expenses shown for Management Fees reflect the maximum annual fee payable; however, a reduction in the Fund's management fee rate pursuant to a management fee waiver became effective October 1, 2006, and will remain in effect through September 30, 2016. If this waiver were reflected above, the Management Fees would have been 0.69% and the Total Annual Fund Operating Expenses would have been: Class A, 1.33%, Class B, 2.24%, Class C, 2.22%, and Class Y, 0.92%.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$704	$975	$1,267	$2,095
Class B Shares	628	1,003	1,305	2,353	[1]
Class C Shares	226 [2]	697	1,195	2,565
Class Y Shares	95	296	515	1,143

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$704	$975	$1,267	$2,095
Class B Shares	228	703	1,205	2,353	[1]
Class C Shares	226	697	1,195	2,565
Class Y Shares	95	296	515	1,143

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Waddell & Reed Advisors Vanguard Fund, Inc.

An Overview of the Fund

Objective
To provide appreciation of your investment.

Principal Strategies
Waddell & Reed Advisors Vanguard Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks issued by higher-quality, growth-oriented large- to mid-cap domestic and, to a lesser extent, foreign companies that WRIMCO, the Fund's investment manager, believes have appreciation possibilities. Growth stocks are those whose earnings WRIMCO believes are likely to grow faster than the economy. Although WRIMCO anticipates the majority of the Fund's investments to be in large-cap companies (typically, companies with market capitalizations of at least $8 billion), the Fund may invest in companies of any size.

WRIMCO primarily utilizes a bottom-up strategy in selecting securities for the Fund and seeks companies that have dominant market positions and established competitive advantages. WRIMCO believes that these characteristics can help to mitigate competition and lead to more sustainable revenue and earnings growth.

WRIMCO attempts to focus on companies with sustainable competitive advantages in their industries and also considers the following factors:

  the company's market position, product line, technological position, profit margins and prospects for sustainability and/or increased earnings the quality of management
  the short-term and long-term outlook for the industry
  changes in economic and political conditions

WRIMCO may also analyze the demands of investors for the security relative to its price. WRIMCO may select a security when it anticipates a development or identifies a catalyst that might have an effect on the value of the security.

In general, WRIMCO may sell a security when, in WRIMCO's opinion, a company experiences deterioration in its growth and/or profitability characteristics, or a fundamental breakdown of its sustainable competitive advantages. WRIMCO may also sell a security if it determines that the security no longer presents sufficient appreciation potential; this may be caused by, or be an effect of, changes in the industry of the issuer, loss by the company of its competitive position, and/or poor use of resources. WRIMCO may also sell a security to reduce the Fund's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Waddell & Reed Advisors Vanguard Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to that of the Fund (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.
  the earnings performance, credit quality and other conditions of the issuers whose securities the Fund holds the mix of securities held by the Fund, particularly the relative weightings in, and exposure to, different sectors of the economy
  WRIMCO's skill in evaluating and selecting securities for the Fund adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the NAVs of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Waddell & Reed Advisors Vanguard Fund may be appropriate for investors seeking long-term investment growth. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors Vanguard Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the annual total returns for Class A shares and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

The information shown is past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance.

CHART OF YEAR-BY-YEAR RETURNS
as of December 31 each year

1998	31.21%
1999	43.91%
2000	-1.07%
2001	-24.67%
2002	-20.41%
2003	30.13%
2004	5.58%
2005	15.18%
2006	2.70%
2007	27.90%

In the period shown in the chart, the highest quarterly return was 31.10% (the fourth quarter of 1999) and the lowest quarterly return was -21.86% (the first quarter of 2001). The Class A return for the year through September 30, 2008 was -22.80%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007

			10 Years
			(or Life
	1 Year	5 Years	of Class)
	--------	---------	-----------
Class A
Before Taxes	20.55%	14.40%	8.17%
After Taxes on Distributions	18.92%	13.64%	7.31%
After Taxes on Distributions
and Sale of Fund Shares	16.03%	12.74%	7.14%
Class Y
Before Taxes	28.17%	16.14%	9.15%
Class B (began on 10-4-1999)
Before Taxes	22.49%	14.32%	4.35%
Class C (began on 10-4-1999)
Before Taxes	26.62%	14.56%	4.42%
Indexes
Russell 1000 Growth Index[1]	11.82%	12.11%	3.84%
Lipper Large-Cap Growth Funds
Universe Average[2]	14.17%	11.75%	5.00%

1Reflects no deduction for fees, expenses or taxes.
2Net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors Vanguard Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	------	------	------	------

Management Fees[5]	0.68%	0.68%	0.68%	0.68%
Distribution and/or
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.25%	0.55%	0.50%	0.19%
Total Annual Fund
Operating Expenses	1.18%	2.23%	2.18%	0.87%

1 The CDSC that is imposed on the lesser of the amount invested or redemption value of Class B shares declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2 A 1% CDSC is imposed on purchases of $1 million or more at NAV of Class A shares that are redeemed within 12 months of purchase.

3 If you choose to receive your Class A, Class B or Class C share redemption proceeds by Federal Funds wire, a $10 fee will be charged to your account.

4 Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption fee/exchange fee.

5The expenses shown for Management Fees reflect the maximum annual fee payable; however, a reduction in the Fund's management fee rate pursuant to a management fee waiver became effective October 1, 2006, and will remain in effect through September 30, 2016. If this waiver were reflected above, the Management Fees would have been 0.66% and the Total Annual Fund Operating Expenses would have been: Class A, 1.16%, Class B, 2.21%, Class C, 2.16%, and Class Y, 0.85%.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$688	$928	$1,187	$1,925
Class B Shares	626	997	1,295	2,294	[1]
Class C Shares	221 [2]	682	1,170	2,514
Class Y Shares	89	278	482	1,073

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$688	$928	$1,187	$1,925
Class B Shares	226	697	1,195	2,294	[1]
Class C Shares	221	682	1,170	2,514
Class Y Shares	89	278	482	1,073

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Waddell & Reed Advisors International Growth Fund, Inc.

An Overview of the Fund

Objectives
To provide, as a primary objective, long-term appreciation of capital. As a secondary objective, the Fund seeks current income.

Principal Strategies
Waddell & Reed Advisors International Growth Fund seeks to achieve its objectives by investing primarily in common stocks of foreign companies that WRIMCO, the Fund's investment manager, believes have the potential for long-term growth represented by economic expansion within a country or region, and represented by the restructuring and/or privatization of particular industries. The Fund emphasizes growth stocks, which are securities of companies whose earnings WRIMCO believes are likely to grow faster than the economy. The Fund primarily invests in issuers of developed countries, with an emphasis on issuers or companies located in Continental Europe, the United Kingdom and Japan. The Fund may invest in companies of any size.

WRIMCO utilizes a research-based investment process that blends top-down global economic analysis with bottom-up stock selection. After identifying promising opportunities around the world, WRIMCO seeks strong companies in industries which it believes are growing faster than their underlying economies. WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio, including:

  a company's growth and earnings potential and valuation
  a company's financials, including cash flow and balance sheet management of the company
  industry position of the company
  strength of the industry
  applicable economic, market and political conditions of the country in which the company is located

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities. For example, WRIMCO may sell a security if it believes the security no longer offers significant growth potential, if it believes the management of the company has weakened, and/or there exists political or economic instability in the issuer's country. WRIMCO may also sell a security to reduce the Fund's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

The Fund may, but is not required to, use a range of derivative investment techniques in seeking to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements).

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Waddell & Reed Advisors International Growth Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.
  changes in foreign currency exchange rates, which may affect the value of the securities the Fund holds the mix of securities held by the Fund, particularly the relative weightings in, and exposure to, different sectors of the economy the value of investments in derivatives may not correlate perfectly with the overall securities markets or with the underlying asset from which the derivative's value is derived the credit quality of the counterparty to a derivative transaction the earnings performance, credit quality and other conditions of the issuers whose securities the Fund holds
  WRIMCO's skill in evaluating and selecting securities for the Fund adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the NAVs of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

Investing in foreign securities involves a number of economic, financial, and political risks that may not be associated with the domestic markets and that could affect the Fund's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays. Accounting and disclosure standards also differ from country to country, which makes obtaining reliable research more difficult. There is the possibility that, under unusual international monetary or political conditions, the Fund's assets might be more volatile than would be the case with other investments. The risks of investing in foreign securities are more acute in emerging markets. Emerging markets historically have been more volatile than the markets of developed countries with more mature economies, since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than those of developed countries.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Waddell & Reed Advisors International Growth Fund may be appropriate for investors seeking long-term appreciation of capital by investing primarily in securities issued by foreign companies. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors International Growth Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the annual total returns for Class A shares and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

The information shown is past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance.

CHART OF YEAR-BY-YEAR RETURNS
as of December 31 each year

1998	21.41%
1999	57.04%
2000	-24.94%
2001	-22.36%
2002	-18.73%
2003	21.54%
2004	12.32%
2005	16.33%
2006	22.02%
2007	22.38%

In the period shown in the chart, the highest quarterly return was 46.67% (the fourth quarter of 1999) and the lowest quarterly return was -17.30% (the third quarter of 1998). The Class A return for the year through September 30, 2008 was -28.60%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to those of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007

			10 Years
			(or Life
	1 Year	5 Years	of Class)
	--------	---------	-----------
Class A
Before Taxes	15.34%	17.45%	7.28%
After Taxes on Distributions	15.26%	17.30%	5.74%
After Taxes on Distributions
and Sale of Fund Shares	10.11%	15.39%	5.64%
Class Y
Before Taxes	22.80%	19.39%	8.37%
Class B (began on 10-4-1999)
Before Taxes	16.99%	17.28%	4.59%
Class C (began on 10-5-1999)
Before Taxes	21.17%	17.68%	4.90%
Indexes
MSCI EAFE Growth Index[1]	16.45%	19.86%	6.46%
Lipper International Large-Cap Growth
Funds Universe Average[2]	14.30%	18.82%	6.58%

1Reflects no deduction for fees, expenses or taxes.
2Net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors International Growth Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	------	------	------	------

Management Fees[5]	0.85%	0.85%	0.85%	0.85%
Distribution and/or
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.35%	0.68%	0.53%	0.24%
Total Annual Fund
Operating Expenses	1.45%	2.53%	2.38%	1.09%

1 The CDSC that is imposed on the lesser of the amount invested or redemption value of Class B shares declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2 A 1% CDSC is imposed on purchases of $1 million or more at NAV of Class A shares that are redeemed within 12 months of purchase.

3 If you choose to receive your Class A, Class B or Class C share redemption proceeds by Federal Funds wire, a $10 fee will be charged to your account.

4 Shares redeemed or exchanged within fewer than 30 days of purchase are subject to a 2.00% redemption fee/exchange fee.

5The expenses shown for Management Fees reflect the maximum annual fee payable; however, a reduction in the Fund's management fee rate pursuant to a management fee waiver became effective October 1, 2006, and will remain in effect through September 30, 2016. If this waiver were reflected above, the Management Fees would have been 0.82% and the Total Annual Fund Operating Expenses would have been: Class A, 1.42%, Class B, 2.50%, Class C, 2.35%, and Class Y, 1.06%.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$714	$1,007	$1,322	$2,211
Class B Shares	656	1,088	1,446	2,594	[1]
Class C Shares	241 [2]	743	1,271	2,717
Class Y Shares	111	347	601	1,329

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$714	$1,007	$1,322	$2,211
Class B Shares	256	788	1,346	2,594	[1]
Class C Shares	241	743	1,271	2,717
Class Y Shares	111	347	601	1,329

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Waddell & Reed Advisors Asset Strategy Fund, Inc.

An Overview of the Fund

Objective
To provide high total return over the long term.

Principal Strategies
Waddell & Reed Advisors Asset Strategy Fund seeks to achieve its objective by allocating its assets among primarily stocks, bonds and short-term instruments of issuers located around the world.

  "Stocks" include equity securities of all types, although WRIMCO, the Fund's investment manager, typically emphasizes a blend of value and growth potential in selecting stocks. Value stocks are those that WRIMCO believes are currently selling below their true worth, while growth stocks are those whose earnings WRIMCO believes are likely to grow faster than the economy. The Fund may invest in the securities of any size company.
  "Bonds" include all varieties of fixed-income instruments, such as corporate debt securities or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (U.S. government securities), with remaining maturities of more than one year. This investment type may include a significant amount, up to 35% of the Fund's total assets, of high-yield/high-risk bonds, or junk bonds, which include bonds rated BB or below by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (S&P), or Ba or below by Moody's Investors Service, Inc. (Moody's), or unrated bonds deemed by WRIMCO to be of comparable quality.
  "Short-term instruments" include all types of short-term securities with remaining maturities of one year or less, including higher-quality money market instruments.
  Within each of these investment types, the Fund may invest in domestic and foreign securities; the Fund may invest up to 100% of its total assets in foreign securities.

WRIMCO may allocate the Fund's investments among these different types of securities in different proportions at different times, including up to 100% in stocks, bonds, or short-term instruments, respectively. WRIMCO may exercise a flexible strategy in the selection of securities, and the Fund is not required to allocate its investments among stocks and bonds in any fixed proportion, nor is it limited by investment style or by the issuer's location, size, market capitalization or industry sector. The Fund may have none, some or all of its assets invested in each asset class in relative proportions that change over time based upon market and economic conditions.

The Fund may invest in any market that WRIMCO believes can offer a high probability of return or, alternatively, can provide a high degree of safety in uncertain times. Dependent on the outlook for the U.S. and global economies, WRIMCO makes top-down allocations among stocks, bonds, cash, precious metals (for defensive purposes) and currency markets around the globe. After determining allocations, WRIMCO seeks attractive opportunities within each market.

WRIMCO may, when consistent with the Fund's investment objective, buy or sell options or futures contracts on a security, on an index of securities or on a foreign currency, or enter into swaps, including credit default swaps and interest rate swaps (collectively, commonly known as derivatives). WRIMCO may use derivatives to hedge various investments, for risk management purposes or to seek to increase investment income or gain in the Fund.

Generally, in determining whether to sell a security, WRIMCO considers many factors, including a deterioration in a company's fundamentals caused by global-specific factors such as geo-political landscape changes, regulatory or currency changes, or increased competition, and company-specific factors, such as reduced pricing power, diminished market opportunity, or increased competition. WRIMCO may also sell a security if the price of the security reaches what WRIMCO believes is fair value, to reduce the Fund's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Waddell & Reed Advisors Asset Strategy Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to that of the Fund (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.
  the mix of securities held by the Fund, particularly the relative weightings in, and exposure to, different sectors of the economy changes in foreign currency exchange rates, which may affect the value of the foreign securities the Fund holds an increase in interest rates, which may cause the value of the Fund's securities, especially bonds with longer maturities, to decline prepayment of higher-yielding bonds held by the Fund
  the value of investments in derivatives may not correlate perfectly with the overall securities markets or with the underlying asset from which the derivative's value is derived the credit quality of the counterparty to a derivative transaction the earnings performance, credit quality and other conditions of the issuers whose securities the Fund holds
  WRIMCO's skill in evaluating and selecting securities for the Fund and in allocating the Fund's assets among different types of investments adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the NAVs of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

As noted, the Fund may invest up to 100% of its total assets in foreign securities. Investing in foreign securities involves a number of economic, financial, and political considerations that may not be associated with the domestic markets and that could affect the Fund's performance unfavorably depending on the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays. Accounting and disclosure standards also differ from country to country, which makes obtaining reliable research more difficult. There is the possibility that, under unusual international monetary or political conditions, the Fund's assets might be more volatile than would be the case with other investments. The risks of investing in foreign securities are more acute in emerging markets. Emerging markets historically have been more volatile than the markets of developed countries with more mature economies, since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than those of developed countries.

Investments by the Fund in high-yield/high-risk bonds are more susceptible to the risk of non-payment or default, and their prices may be more volatile than higher-rated bonds.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Asset allocation funds may be appropriate for investors who want to diversify among stocks, bonds, and short-term instruments of domestic and foreign issuers, in one fund. If you are looking for an investment that uses this technique in pursuit of high total return, Waddell & Reed Advisors Asset Strategy Fund may be appropriate for you. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors Asset Strategy Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the annual total returns for Class A shares and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

The information shown is past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance.

CHART OF YEAR-BY-YEAR RETURNS
as of December 31 each year

1998	9.26%
1999	21.85%
2000	21.35%
2001	-10.70%
2002	3.28%
2003	10.93%
2004	13.04%
2005	23.67%
2006	20.26%
2007	43.61%

In the period shown in the chart, the highest quarterly return was 15.73% (the third quarter of 2005) and the lowest quarterly return was -7.55% (the first quarter of 2001). The Class A return for the year through September 30, 2008 was -18.41%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of broad-based, securities market indexes that are unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007

			10 Years
			(or Life
	1 Year	5 Years	of Class)
	--------	---------	-----------
Class A
Before Taxes	35.36%	20.35%	14.16%
After Taxes on Distributions	33.26%	19.03%	12.52%
After Taxes on Distributions
and Sale of Fund Shares	24.42%	17.69%	11.85%
Class Y
Before Taxes	44.18%	22.21%	15.26%
Class C (began on 10-5-1999)
Before Taxes	42.51%	20.80%	15.17%
Class B (began on 10-6-1999)
Before Taxes	38.39%	20.64%	15.05%
Indexes
S&P 500 Index[1]	5.50%	12.84%	5.91%
Citigroup Broad
Investment Grade Index[1]	7.22%	4.55%	6.03%
Citigroup Short-Term
Index for 1 Month
Certificates of Deposit[1]	5.40%	3.28%	3.98%
Lipper Flexible Portfolio
Funds Universe Average[2]	9.10%	12.88%	7.63%

1Reflects no deduction for fees, expenses or taxes.
2Net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors Asset Strategy Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	------	------	------	------

Management Fees[5]	0.65%	0.65%	0.65%	0.65%
Distribution and/or
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.25%	0.34%	0.30%	0.24%
Total Annual Fund
Operating Expenses	1.15%	1.99%	1.95%	0.89%

1 The CDSC that is imposed on the lesser of the amount invested or redemption value of Class B shares declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2 A 1% CDSC is imposed on purchases of $1 million or more at NAV of Class A shares that are redeemed within 12 months of purchase.

3 If you choose to receive your Class A, Class B or Class C share redemption proceeds by Federal Funds wire, a $10 fee will be charged to your account.

4 Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption fee/exchange fee.

5The expenses shown for Management Fees reflect the maximum annual fee payable; however, a reduction in the Fund's management fee rate pursuant to a management fee waiver became effective October 1, 2006, and will remain in effect through September 30, 2016. Due to rounding, these ratios are the same as they would have been for the fiscal year ended June 30, 2008 if the fee waiver were reflected.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$685	$919	$1,172	$1,892
Class B Shares	602	924	1,173	2,100	[1]
Class C Shares	198 [2]	612	1,052	2,275
Class Y Shares	91	284	493	1,096

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$685	$919	$1,172	$1,892
Class B Shares	202	624	1,073	2,100	[1]
Class C Shares	198	612	1,052	2,275
Class Y Shares	91	284	493	1,096

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Waddell & Reed Advisors Continental Income Fund, Inc.

An Overview of the Fund

Objectives
To provide current income to the extent that, in the opinion of WRIMCO, the Fund's investment manager, market and economic conditions permit. As a secondary objective, the Fund seeks long-term appreciation of capital.

Principal Strategies
Waddell & Reed Advisors Continental Income Fund invests primarily in a mix of stocks, debt securities and short-term instruments, depending on market conditions. Regarding its equity investments, the Fund invests primarily in medium to large, well-established companies that usually issue dividend-paying securities. The Fund owns common stocks in order to provide possible appreciation of capital and some dividend income. In general, the Fund invests a portion of its total assets in either debt securities or preferred stocks, or both, in order to provide income and relative stability of capital. The majority of the Fund's debt securities are either U.S. government securities or investment-grade corporate bonds, including bonds rated BBB or higher by S&P or Baa or higher by Moody's or, if unrated, deemed by WRIMCO to be of comparable quality. The Fund has no limitations on the range of maturities of the debt securities in which it may invest, nor on the size of companies in which it may invest. The Fund may invest in both domestic and, to a lesser extent, foreign securities.

WRIMCO may look at a number of factors in selecting securities for the Fund. For equity investments, WRIMCO typically uses a bottom-up approach and looks for undervalued companies whose asset value or earnings power, WRIMCO believes, is not reflected in the price of the stock. WRIMCO also considers a company's potential for dividend growth, its relative strength in earnings, its management and improving fundamentals, and the condition of the respective industry. In selecting debt securities for the Fund, WRIMCO seeks high-quality securities with minimal credit risk.

Generally, in determining whether to sell an equity security or a debt security, WRIMCO uses the same analysis as identified above in order to determine if the equity security is still undervalued. In determining whether to sell a debt security, WRIMCO will consider whether the security continues to maintain its minimal credit risk. WRIMCO may also sell a security if the security ceases to produce income, to reduce the Fund's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Waddell & Reed Advisors Continental Income Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.
  WRIMCO's skill in evaluating and selecting securities for the Fund and in allocating the Fund's assets among different types of investments the mix of securities held by the Fund, particularly the relative weightings in, and exposure to, different sectors of the economy an issuer of a debt security or other fixed-income obligation may not make payments on the security when due an increase in interest rates, which may cause the value of the Fund's securities, especially bonds with longer maturities, to decline a decrease in interest rates, which may cause prepayment of higher-yielding bonds held by the Fund, resulting in the Fund reinvesting the proceeds in other securities with generally lower interest rates, which may cause a decrease in the Fund's investment income the earnings performance, credit quality and other conditions of the issuers whose securities the Fund holds adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the NAVs of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Waddell & Reed Advisors Continental Income Fund may be appropriate for investors seeking current income and the potential for long-term appreciation of capital. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors Continental Income Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the annual total returns for Class A shares and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

The information shown is past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance.

CHART OF YEAR-BY-YEAR RETURNS
as of December 31 each year

1998	10.36%
1999	11.05%
2000	5.77%
2001	-7.69%
2002	-9.26%
2003	19.11%
2004	7.58%
2005	4.74%
2006	10.85%
2007	12.90%

In the period shown in the chart, the highest quarterly return was 9.21% (the fourth quarter of 1999) and the lowest quarterly return was -7.73% (the third quarter of 2002). The Class A return for the year through September 30, 2008 was -10.72%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of broad-based, securities market indexes that are unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to those of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007

			10 Years
			(or Life
	1 Year	5 Years	of Class)
	--------	---------	-----------
Class A
Before Taxes	6.40%	9.62%	5.56%
After Taxes on Distributions	5.32%	9.03%	4.27%
After Taxes on Distributions
and Sale of Fund Shares	5.52%	8.37%	4.36%
Class Y
Before Taxes	13.20%	11.26%	7.63%
Class B (began on 10-4-1999)
Before Taxes	7.98%	9.71%	4.90%
Class C (began on 10-5-1999)
Before Taxes	11.99%	9.87%	4.92%
Indexes
S&P 500 Index[1]	5.50%	12.84%	5.91%
Citigroup Treasury/Govt Sponsored/
Credit Index[1]	7.38%	4.57%	6.08%
Lipper Mixed-Asset Target Allocation
Growth Funds Universe Average[2]	6.41%	10.71%	5.91%

1Reflects no deduction for fees, expenses or taxes.
2Net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors Continental Income Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	------	------	------	------

Management Fees	0.70%	0.70%	0.70%	0.70%
Distribution and/or
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.26%	0.45%	0.43%	0.24%
Total Annual Fund
Operating Expenses	1.21%	2.15%	2.13%	0.94%

1 The CDSC that is imposed on the lesser of the amount invested or redemption value of Class B shares declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2 A 1% CDSC is imposed on purchases of $1 million or more at NAV of Class A shares that are redeemed within 12 months of purchase.

3 If you choose to receive your Class A, Class B or Class C share redemption proceeds by Federal Funds wire, a $10 fee will be charged to your account.

4 Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption fee/exchange fee.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$691	$937	$1,202	$1,957
Class B Shares	618	973	1,254	2,243	[1]
Class C Shares	216 [2]	667	1,144	2,462
Class Y Shares	96	300	520	1,155

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$691	$937	$1,202	$1,957
Class B Shares	218	673	1,154	2,243	[1]
Class C Shares	216	667	1,144	2,462
Class Y Shares	96	300	520	1,155

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Waddell & Reed Advisors Energy Fund

An Overview of the Fund

Objective
To provide long-term capital appreciation.

Principal Strategies
Waddell & Reed Advisors Energy Fund seeks to achieve its objective of long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets in securities of companies within the energy sector, which includes all aspects of the energy industry, including exploration, discovery, production, distribution or infrastructure of energy and/or alternative energy sources. These companies may include, but are not limited to, oil companies, oil and gas exploration companies, natural gas pipeline companies, refinery companies, energy conservation companies, coal, transporters, utilities, alternative energy companies and innovative energy technology companies. The Fund invests in securities of companies across the capitalization spectrum and in companies domiciled throughout the world, including, potentially, companies domiciled or traded in emerging markets. The Fund may invest up to 100% of its total assets in foreign securities.

WRIMCO, the Fund's investment manager, uses an investment style that focuses on both growth and value characteristics of companies where energy is believed to be a factor in the investment outlook and success of that company. WRIMCO focuses on traditional companies that are producing and distributing energy for today, as well as those companies that are discovering sources of energy that will carry the world into the future. WRIMCO considers many factors in selecting companies for the Fund, including the valuation, operating history, capital, financials, business model and management of a company.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities to determine whether the security has ceased to offer significant growth potential, has become undervalued and/or whether the prospects of the issuer have deteriorated. WRIMCO may also sell a security to reduce the Fund's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

Energy Sector Risk-since the Fund invests a significant portion of its assets in securities of companies principally engaged in the energy sector, the Fund could experience wider fluctuations in value than funds with more diversified, less concentrated portfolios. Specifically, the securities that the Fund purchases may underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund's holdings are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of energy companies also may fluctuate widely due to changes in value and dividend yield, which depend largely on the price and supply of energy fuels, international political events relating to oil-producing countries, energy conservation, the success of exploration projects and tax and other governmental regulatory policies.

A variety of additional factors can affect the investment performance of Waddell & Reed Advisors Energy Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to that of the Fund (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.
  some of the companies in which the Fund may invest have relatively small market capitalizations. Securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger, more established companies, since smaller companies tend to be more thinly traded and because they are subject to greater business risk. Transaction costs of smaller-company stocks may also be higher than those of larger companies.
  the mix of securities held by the Fund, particularly the relative weightings in, and exposure to, different sectors of the economy the earnings performance, credit quality and other conditions of the issuers whose securities the Fund holds
  WRIMCO's skill in evaluating and selecting securities for the Fund adverse stock and bond market conditions, sometimes in response to general economic or industry news may cause the prices of the Fund's holdings to fall as part of a broad market decline recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the NAVs of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

Investing in foreign securities presents additional risks such as foreign currency fluctuations and political or economic conditions affecting foreign countries. Accounting and disclosure standards also differ from country to country, which makes obtaining reliable research more difficult. There is the possibility that, under unusual international monetary or political conditions, the Fund's assets might be more volatile than would be the case with other investments. The risks of investing in foreign securities are more acute in emerging markets. Emerging markets historically have been more volatile than the markets of developed countries with more mature economies, since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than those of developed countries.

Although individual security selection, in general, drives the performance of the Fund, short-term fluctuations in commodity prices may influence returns and increase price fluctuations in the Fund's shares. The companies in which the Fund invests may be adversely affected by foreign government, Federal, or state regulations on energy production, distribution and sale.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Waddell & Reed Advisors Energy Fund may be appropriate for investors seeking long-term growth potential, but who can accept potentially dramatic fluctuations in capital value in the short term. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing the Fund's performance and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the annual total return for Class A shares. The returns for the Fund's other classes of shares during this period were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the return would be less than that shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

The information shown is past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance.

CHART OF YEAR-BY-YEAR RETURNS
as of December 31 each year

2007	52.48%

In the period shown in the chart, the highest quarterly return was 16.57% (the second quarter of 2007) and the lowest quarterly return was 5.74% (the first quarter of 2007). The Class A return for the year through September 30, 2008 was -23.51%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007

		Life
	1 Year	of Class
	--------	---------
Class A (began on 03-01-2006)
Before Taxes	43.71%	22.50%
After Taxes on Distributions	43.71%	22.50%
After Taxes on Distributions
and Sale of Fund Shares	28.41%	19.36%
Class B (began on 03-01-2006)
Before Taxes	46.90%	23.44%
Class C (began on 03-01-2006)
Before Taxes	51.24%	25.62%
Class Y (began on 03-01-2006)
Before Taxes	53.25%	27.14%
Indexes
S&P 1500 Energy Sector Index[1]	34.52%	27.87%[2]
Lipper Natural Resources Funds
Universe Average[3]	39.63%	25.91%[2]

1Reflects no deduction for fees, expenses or taxes.
2Index comparison begins on February 28, 2006.
3Net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors Energy Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and/or
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.44%	0.63%	0.47%	0.27%
Total Annual Fund
Operating Expenses	1.54%	2.48%	2.32%	1.12%

1 The CDSC that is imposed on the lesser of the amount invested or redemption value of Class B shares declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2 A 1% CDSC is imposed on purchases of $1 million or more at NAV of Class A shares that are redeemed within 12 months of purchase.

3 If you choose to receive your Class A, Class B or Class C share redemption proceeds by Federal Funds wire, a $10 fee will be charged to your account.

4 Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption fee/exchange fee.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$723	$1,033	$1,366	$2,304
Class B Shares	651	1,073	1,421	2,584	[1]
Class C Shares	235 [2]	724	1,240	2,656
Class Y Shares	114	356	617	1,363

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$723	$1,033	$1,366	$2,304
Class B Shares	251	773	1,321	2,584	[1]
Class C Shares	235	724	1,240	2,656
Class Y Shares	114	356	617	1,363

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Waddell & Reed Advisors Retirement Shares, Inc.

An Overview of the Fund

Objective
To provide the highest long-term total investment return that is, in the opinion of WRIMCO, consistent with reasonable safety of capital.

Principal Strategies
Waddell & Reed Advisors Retirement Shares seeks to achieve its objective by investing primarily in common stocks and, to a lesser extent, in debt securities (of any maturity and mostly of investment grade, that is, rated BBB or higher by S&P or Baa or higher by Moody's or, if unrated, deemed by WRIMCO to be of comparable quality) of domestic and foreign issuers. The Fund generally owns common stock of medium to large, well-established companies while typically emphasizing a blend of value and growth potential. Medium-sized, or mid-cap, companies are typically companies with market capitalizations that range between $1 billion and $18 billion. Large, or large-cap, companies are typically companies with market capitalizations of at least $8 billion. Value stocks are those that WRIMCO, the Fund's investment manager, believes are currently selling below their true worth, while growth stocks are those whose earnings WRIMCO believes are likely to grow faster than the economy. Typically, the Fund's debt securities are either U.S. government securities or investment-grade corporate bonds. The Fund may invest up to 25% of its net assets in foreign securities.

In selecting securities for investment, WRIMCO combines a top-down and bottom-up approach; its primary focus is on companies with varying market capitalizations which represent attractive values in the marketplace. WRIMCO also assesses broad economic trends and then invests in companies which are likely to benefit from such identified trends. WRIMCO also considers a security's potential for:

  capital growth
  capital stability
  income

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis it uses to buy securities. If a debt security no longer provides the desired income or an equity security ceases to offer the expected growth potential or becomes overvalued, the Fund may sell the security. As well, the Fund may sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Waddell & Reed Advisors Retirement Shares. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to that of the Fund (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.
  the earnings performance, credit quality and other conditions of the issuers whose securities the Fund holds an increase in interest rates, which may cause the value of the Fund's securities, especially bonds with longer maturities, to decline
  WRIMCO's skill in evaluating and selecting securities for the Fund and in allocating the Fund's assets among different types of investments adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the NAVs of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Accounting and disclosure standards also differ from country to country, which makes obtaining reliable research more difficult. There is the possibility that, under unusual international monetary or political conditions, the Fund's assets might be more volatile than would be the case with other investments. The risks of investing in foreign securities are more acute in emerging markets. Emerging markets historically have been more volatile than the markets of developed countries with more mature economies, since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than those of developed countries.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Waddell & Reed Advisors Retirement Shares may be appropriate for investors seeking long-term total return consistent with reasonable safety of principal through a portfolio that may include primarily stocks, with investments in bonds and other securities. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors Retirement Shares

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the annual total returns for Class A shares and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

The information shown is past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance.

CHART OF YEAR-BY-YEAR RETURNS
as of December 31 each year

1998	9.73%
1999	43.65%
2000	-5.96%
2001	-12.65%
2002	-20.42%
2003	25.71%
2004	4.29%
2005	16.01%
2006	6.17%
2007	15.97%

In the period shown in the chart, the highest quarterly return was 28.93% (the fourth quarter of 1999) and the lowest quarterly return was -17.61% (the third quarter of 2001). The Class A return for the year through September 30, 2008 was -26.54%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of broad-based, securities market indexes that are unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007

			10 Years
			(or Life
	1 Year	5 Years	of Class)
	--------	---------	-----------
Class A
Before Taxes	9.30%	12.03%	6.16%
After Taxes on Distributions	9.25%	11.99%	4.38%
After Taxes on Distributions
and Sale of Fund Shares	6.12%	10.54%	4.51%
Class Y
Before Taxes	16.24%	13.75%	7.11%
Class B (began on 10-4-1999)
Before Taxes	10.79%	12.09%	4.34%
Class C (began on 10-4-1999)
Before Taxes	15.00%	12.32%	4.40%
Indexes
S&P 500 Index[1]	5.50%	12.84%	5.91%
Citigroup Treasury/
Govt Sponsored/
Credit Index[1]	7.38%	4.57%	6.08%
Lipper Flexible Portfolio
Funds Universe Average[2]	9.10%	12.88%	7.63%

1Reflects no deduction for fees, expenses or taxes.
2Net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors Retirement Shares

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	------	------	------	------

Management Fees[5]	0.70%	0.70%	0.70%	0.70%
Distribution and/or
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.29%	0.53%	0.44%	0.22%
Total Annual Fund
Operating Expenses	1.24%	2.23%	2.14%	0.92%

1 The CDSC that is imposed on the lesser of the amount invested or redemption value of Class B shares declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2 A 1% CDSC is imposed on purchases of $1 million or more at NAV of Class A shares that are redeemed within 12 months of purchase.

3 If you choose to receive your Class A, Class B or Class C share redemption proceeds by Federal Funds wire, a $10 fee will be charged to your account.

4 Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption fee/exchange fee.

5The expenses shown for Management Fees reflect the maximum annual fee payable; however, a reduction in the Fund's management fee rate pursuant to a management fee waiver became effective October 1, 2006, and will remain in effect through September 30, 2016. If this waiver were reflected above, the Management Fees would have been 0.65% and the Total Annual Fund Operating Expenses would have been: Class A, 1.19%, Class B, 2.18%, Class C, 2.09%, and Class Y, 0.87%.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$694	$946	$1,217	$1,989
Class B Shares	626	998	1,295	2,303	[1]
Class C Shares	217 [2]	670	1,150	2,473
Class Y Shares	94	293	509	1,132

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$694	$946	$1,217	$1,989
Class B Shares	226	698	1,195	2,303	[1]
Class C Shares	217	670	1,150	2,473
Class Y Shares	94	293	509	1,132

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Waddell & Reed Advisors Science and Technology Fund

An Overview of the Fund

Objective
To provide long-term capital growth.

Principal Strategies
Waddell & Reed Advisors Science and Technology Fund seeks to achieve its objective of growth by concentrating its investments primarily in the equity securities of domestic and foreign science and technology companies. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of science or technology companies or companies benefited by the application of scientific or technological discoveries. Science and technology companies are companies whose products, processes or services, in the opinion of WRIMCO, the Fund's investment manager, are being or are expected to be significantly benefited by the use or commercial application of scientific or technological developments or discoveries. The Fund may also invest in companies that utilize science and/or technology to improve their existing business even though the business is not within the science and technology industries. The Fund may invest in companies of any size and may invest without limitation in foreign securities.

WRIMCO typically emphasizes growth potential in selecting stocks; that is, WRIMCO seeks companies in which earnings are likely to grow faster than the economy. WRIMCO aims to identify strong secular trends within industries and then applies a bottom-up stock selection process by considering a number of factors in selecting securities for the Fund's portfolio. These include but are not limited to the following regarding a company:

  growth potential
  earnings potential
  quality of management
  industry position/market size potential
  applicable economic and market conditions

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities in order to determine whether the security has ceased to offer significant growth potential, has become overvalued and/or whether the company prospects of the issuer have deteriorated due to a change in management, change in strategy and/or a change in its financial characteristics. WRIMCO may also sell a security to reduce the Fund's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Waddell & Reed Advisors Science and Technology Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to that of the Fund (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.
  the mix of securities held by the Fund, particularly the relative weightings in, and exposure to, different sectors of the science and technology industry changes in foreign currency exchange rates, which may affect the value of the securities the Fund holds the volatility of securities of science and technology companies due, in part, to the competitiveness of the industry rapid obsolescence of products or processes of companies in which the Fund invests government regulation in the science and technology industry the earnings performance, credit quality and other conditions of the issuers whose securities the Fund holds
  WRIMCO's skill in evaluating and selecting securities for the Fund adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the NAVs of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

Because the Fund concentrates its investments in science and technology companies, the Fund's performance may be more susceptible to a single economic, regulatory or technological occurrence than an investment portfolio that does not concentrate its investments in a single industry.

Market risk for small or medium-sized companies may be greater than that for large companies. For example, smaller companies may have less certain growth prospects, limited financial resources, limited product lines, volatile trading and price fluctuation or inexperienced management.

Investing in foreign securities involves a number of economic, financial, and political considerations that may not be associated with the U.S. markets and that could affect the Fund's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays. Accounting and disclosure standards also differ from country to country, which makes obtaining reliable research more difficult. There is the possibility that, under unusual international monetary or political conditions, the Fund's assets might be more volatile than would be the case with other investments. The risks of investing in foreign securities are more acute in emerging markets. Emerging markets historically have been more volatile than the markets of developed countries with more mature economies, since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than those of developed countries.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Waddell & Reed Advisors Science and Technology Fund may be appropriate for investors who seek long-term capital growth by investing in a Fund that concentrates in securities of science and technology companies or in securities of companies that utilize science and/or technology to improve their existing business even though the business is not within the science and technology industries. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors Science and Technology Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the annual total returns for Class A shares and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

The information shown is past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance.

CHART OF YEAR-BY-YEAR RETURNS
as of December 31 each year

1998	59.31%
1999	102.93%
2000	-13.97%
2001	-13.42%
2002	-26.78%
2003	32.01%
2004	16.20%
2005	17.20%
2006	7.57%
2007	24.22%

In the period shown in the chart, the highest quarterly return was 61.66% (the fourth quarter of 1999) and the lowest quarterly return was -19.91% (the first quarter of 2001). The Class A return for the year through September 30, 2008 was -18.40%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007

			10 Years
			(or Life
	1 Year	5 Years	of Class)
	------	--------	--------
Class A
Before Taxes	17.08%	17.75%	14.85%
After Taxes on Distributions	13.25%	16.24%	12.88%
After Taxes on Distributions
and Sale of Fund Shares	15.92%	15.63%	12.90%
Class Y
Before Taxes	24.59%	19.57%	15.92%
Class B (began on 10-4-1999)
Before Taxes	18.96%	17.58%	7.92%
Class C (began on 10-4-1999)
Before Taxes	22.78%	17.71%	7.94%
Indexes
S&P North American Technology
Sector Index[1,2]	16.94%	15.59%	5.74%
Lipper Science & Technology
Funds Universe Average[3]	14.92%	16.12%	7.12%

1Reflects no deduction for fees, expenses or taxes.
2The S&P North American Technology Sector Index changed its name from the S&P GSTI Composite Index in March 2008.
3Net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors Science and Technology Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	------	------	------	------

Management Fees[5]	0.83%	0.83%	0.83%	0.83%
Distribution and/or
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.25%	0.56%	0.52%	0.19%
Total Annual Fund
Operating Expenses	1.33%	2.39%	2.35%	1.02%

1 The CDSC that is imposed on the lesser of the amount invested or redemption value of Class B shares declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2 A 1% CDSC is imposed on purchases of $1 million or more at NAV of Class A shares that are redeemed within 12 months of purchase.

3 If you choose to receive your Class A, Class B or Class C share redemption proceeds by Federal Funds wire, a $10 fee will be charged to your account.

4 Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption fee/exchange fee.

5The expenses shown for Management Fees reflect the maximum annual fee payable; however, a reduction in the Fund's management fee rate pursuant to a management fee waiver became effective October 1, 2006, and will remain in effect through September 30, 2016. If this waiver were reflected above, the Management Fees would have been 0.82% and the Total Annual Fund Operating Expenses would have been: Class A, 1.32%, Class B, 2.38%, Class C, 2.34%, and Class Y, 1.01%.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$703	$972	$1,262	$2,084
Class B Shares	642	1,046	1,376	2,460	[1]
Class C Shares	238 [2]	733	1,255	2,686
Class Y Shares	104	325	563	1,248

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$703	$972	$1,262	$2,084
Class B Shares	242	746	1,276	2,460	[1]
Class C Shares	238	733	1,255	2,686
Class Y Shares	104	325	563	1,248

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Additional Information about Principal Investment Strategies, Other Investments and Risks

Waddell & Reed Advisors Accumulative Fund: The Fund seeks to achieve its primary objective of capital growth and its secondary objective of current income by investing primarily in a diversified portfolio of common stocks, or securities convertible into common stocks, of domestic and, to a lesser extent, foreign companies, the risks of which are, in WRIMCO's opinion, consistent with the Fund's objectives. Generally, the Fund invests in companies whose stocks, in WRIMCO's opinion, have slightly higher market volatility and slightly higher growth rates than other stocks. The Fund may invest in growth, core and value-oriented securities. There is no guarantee, however, that the Fund will achieve its objectives.

The Fund may invest not more than 20% of its net assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As a temporary defensive measure, at times when WRIMCO believes that common stocks do not offer a good investment opportunity, the Fund may hold up to all of its assets in: cash; debt securities, typically of investment grade, including bonds rated BBB or higher by S&P or Baa or higher by Moody's or, if unrated, deemed by WRIMCO to be of comparable quality; preferred stock; or common stocks that WRIMCO chooses for their reduced volatility rather than for their growth potential. The Fund may also invest in derivative instruments to hedge its current holdings. However, by taking a temporary defensive position in any of these ways, the Fund may not achieve its investment objectives.

Risks. An investment in Waddell & Reed Advisors Accumulative Fund is subject to various risks, including the following:

  Company Risk
  Derivatives Risk
  Diversification Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk
  Value Stock Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Fund's Statement of Additional Information (SAI).

Waddell & Reed Advisors Core Investment Fund: The Fund seeks to achieve its objectives of capital growth and income, with a primary emphasis on income, by investing, during normal market conditions, in common stocks of large, high-quality domestic and foreign companies that WRIMCO believes are globally dominant, have sustainable competitive advantages accompanied by financial strength and earnings stability, and have dominant positions in their industries. There is no guarantee, however, that the Fund will achieve its objectives.

WRIMCO believes that long-term earnings power relative to market expectations is an important component for stock performance. From a top-down perspective, WRIMCO seeks to identify trends which indicate specific industries that have the potential to experience multi-year growth. Once identified, WRIMCO seeks to invest in what it believes to be dominant companies that will benefit from these trends, including companies that WRIMCO believes have long-term earnings potential greater than the market expectations. Through its bottom-up stock selection, WRIMCO searches for companies for which it believes market expectations are too low with regard to the company's ability to grow its business and thereby generate sufficient equity.

It is possible that the universe of appropriate income-producing stocks may be limited and may, from time to time, decrease; as well, when WRIMCO views stocks with high yields as less attractive than other common stocks, the Fund may hold lower-yielding common stocks because of their prospects for appreciation.

When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities (typically, investment grade, that is, rated BBB or higher by S&P or Baa or higher by Moody's or, if unrated, deemed by WRIMCO to be of comparable quality), including commercial paper and short-term U.S. government securities, and/or preferred stocks. The Fund may also invest in derivative instruments to hedge its current holdings. However, by taking a temporary defensive position, the Fund may not achieve its investment objectives.

Risks. An investment in Waddell & Reed Advisors Core Investment Fund is subject to various risks, including the following:

  Company Risk
  Derivatives Risk
  Diversification Risk
  Emerging Market Risk
  Foreign Currency Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Large Company Risk
  Market Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Fund's SAI.

Waddell & Reed Advisors Dividend Opportunities Fund: The Fund seeks to achieve its objective of total return by investing primarily in large-cap, high-quality companies with established operating records that WRIMCO believes may accelerate or grow their dividend payout ratio. There is no guarantee, however, that the Fund will achieve its objective. Although major changes tend to be infrequent, the Board of Directors of the Fund may change the Fund's investment objective without seeking shareholder approval.

WRIMCO attempts to select securities by considering a company's ability to sustain, and potentially increase, its dividend payments thereby returning value to its shareholders. It also typically considers other factors, which may include the company's:

  established operating history
  competitive dividend yields
  profitability record
  history of improving sales and profits
  management
  leadership position in its industry
  stock price value

The Fund's emphasis on a steady return through investments in dividend-paying securities may temper its ability to achieve considerable appreciation in value of its holdings.

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. The ability of common stocks and preferred stocks to generate income is dependent on the earnings and continuing declaration of dividends by the issuers of such securities.

For Federal income tax purposes, net capital gain generally is taxed at a maximum rate of 15% for noncorporate shareholders, and "qualified dividend income" received by those shareholders is taxed as net capital gain as well, provided that certain holding period and other requirements are met. WRIMCO believes that the tax treatment of qualified dividend income may benefit companies that regularly issue dividends.

Although the Fund invests primarily in domestic securities, it may invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

While the Fund invests primarily in dividend-paying equity securities, it may also invest up to 20% of its net assets in debt securities in seeking to achieve its objective. To the extent the Fund invests in debt securities, the Fund intends to primarily invest in investment-grade debt securities, that is, bonds rated BBB or higher by S&P or Baa or higher by Moody's or, if unrated, deemed by WRIMCO to be of comparable quality.

At times, when WRIMCO believes that a temporary defensive position is desirable or to achieve income, the Fund may invest up to all of its assets in debt securities including short-term cash equivalent securities. By taking a temporary defensive position, however, the Fund may not achieve its objective.

Risks. An investment in Waddell & Reed Advisors Dividend Opportunities Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Interest Rate Risk
  Large Company Risk
  Market Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Fund's SAI.

Waddell & Reed Advisors New Concepts Fund: The Fund seeks to achieve its objective of growth of your investment by investing primarily in a diversified portfolio of domestic and, to a lesser extent, foreign mid-cap companies that WRIMCO believes offer above-average growth potential. The Fund primarily focuses on mid-cap growth companies that have the potential to become a large-cap company. Mid-cap companies typically are companies with market capitalizations that range between $1 billion and $18 billion. For this purpose, WRIMCO considers a company's capitalization at the time the Fund acquires the company's securities. Companies whose capitalization falls outside the mid-cap range after purchase continue to be considered mid-cap companies for purpose of the Fund's investment policy. There is no guarantee, however, that the Fund will achieve its objective.

As noted, WRIMCO utilizes a bottom-up approach in its selection of securities for the Fund, and focuses on companies with strong growth models, profitability and sound capital structures. Other desired characteristics include a leading market position, the active involvement of the founder or entrepreneur, and management that is strong and demonstrates commitment to stakeholders.

In addition to common stocks, the Fund also may invest in convertible securities, preferred stocks and debt securities of any maturity and mostly of investment grade, that is, rated BBB or higher by S&P or Baa or higher by Moody's or, if unrated, deemed by WRIMCO to be of comparable quality. The Fund may also use options and futures contracts for both temporary defensive purposes and to enhance performance. The Fund may invest up to 10% of its total assets in foreign securities, but only those that are exchange-traded or quoted on an automatic quotations system; represented by American Depositary Receipts traded in the United States; or issued or guaranteed by a foreign government (or any of its subdivisions, agencies or instrumentalities). An investment in foreign securities presents additional risks, such as currency fluctuations and political or economic conditions affecting the foreign country.

When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities (including commercial paper, cash and cash equivalents, and short-term U.S. government securities) preferred stocks or both. The Fund may also invest in derivative instruments to hedge its current holdings. As well, the Fund may choose to invest in companies whose sales and earnings growth are generally stable through a variety of economic conditions. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Risks. An investment in Waddell & Reed Advisors New Concepts Fund is subject to various risks, including the following:

  Company Risk
  Derivatives Risk
  Diversification Risk
  Foreign Securities Risk
  Growth Stock Risk
  Market Risk
  Mid Size Company Risk
  Small Company Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Fund's SAI.

Waddell & Reed Advisors Small Cap Fund: The Fund seeks to achieve its objective of growth of capital by investing primarily in common stocks of small-cap companies that are relatively new or unseasoned, companies in their early stages of development, or smaller companies positioned in new or emerging industries where there is an opportunity for rapid growth. The emphasis on portfolio risk diversification is an important contributor to the ability to effectively manage risk, as a desired goal is to have a portfolio of securities that tend not to react in high correlation to one another under any economic or market condition. This emphasis is intended to result in a higher degree of diversification, reduced portfolio volatility, and a smoother, more consistent pattern of portfolio returns over the long term. There is no guarantee, however, that the Fund will achieve its objective.

WRIMCO considers quality of management and superior financial characteristics (for example, return on assets, return on equity, operating margin) in its search for companies, thereby focusing on higher-quality companies. WRIMCO seeks companies that it believes exhibit defensible market positions by having one or more of the following characteristics: a company that is a strong niche player, that features involvement of the founder, or that demonstrates a strong commitment to shareholders. WRIMCO believes that such companies generally have a replicable business model that allows for sustained growth. The focus on holding an investment is intermediate to long-term. WRIMCO considers selling a holding if its analysis reveals evidence of a meaningful deterioration in operating trends, it anticipates a decrease in the company's ability to grow and gain market shares and/or the company's founder departs.

Small-cap companies typically are companies with market capitalizations below $3.5 billion. Some companies may outgrow the definition of small cap after the Fund has purchased their securities. These companies continue to be considered small cap for purposes of the Fund's investment policy. From time to time, the Fund also will invest a lesser portion of its assets in securities of mid and large-cap companies (that is, companies with market capitalizations larger than that defined above) that, in WRIMCO's opinion, are being fundamentally changed or revitalized, have a position that is considered strong relative to the market as a whole or otherwise offer unusual opportunities for above-average growth.

In addition to common stocks, the Fund may invest in securities convertible into common stocks, preferred stocks and debt securities, that are mostly of investment grade. The Fund may invest up to 20% of its total assets in foreign securities. Investing in foreign securities may present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities, including commercial paper and short-term U.S. government securities, and/or preferred stocks. The Fund also may invest in more established companies, such as those with longer operating histories than many small-cap companies. As well, it may increase the number of issuers in which it invests and thereby limit the Fund's position size in any particular security. By taking a temporary defensive position, however, the Fund may not achieve its investment objective.

Risks. An investment in Waddell & Reed Advisors Small Cap Fund is subject to various risks, including the following:

  Company Risk
  Diversification Risk
  Foreign Securities Risk
  Growth Stock Risk
  Initial Public Offering Risk
  Liquidity Risk
  Market Risk
  Mid Size Company Risk
  Small Company Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Fund's SAI.

Waddell & Reed Advisors Tax-Managed Equity Fund: The Fund seeks to achieve its objective of long-term growth of capital while minimizing taxable gains and income to shareholders by investing primarily in a diversified portfolio of common stocks of domestic and, to a lesser extent, foreign companies that WRIMCO considers to be high in quality and attractive in their long-term investment potential. WRIMCO seeks stocks of growth-oriented companies which it believes to have above-average earnings predictability and stability. As well, the Fund may invest in preferred stocks and debt securities that are mostly of investment grade. There is no guarantee, however, that the Fund will achieve its objective.

The Fund may also invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

WRIMCO typically seeks companies with defensible, and therefore sustainable, competitive advantages in their fields. Current demand and faster growing economies are also important factors.

The Fund attempts to achieve high after-tax returns for its shareholders by balancing investment considerations and tax considerations. The Fund seeks to minimize income distributions and distributions of realized net short-term capital gains (taxed as ordinary income), as well as distributions of net capital gain. The Fund seeks to achieve returns primarily in the form of price appreciation (not subject to current tax until shares are redeemed).

WRIMCO ordinarily uses one or more of the following strategies in its management of the Fund:

  a long-term, low turnover approach to investing
  an emphasis on lower-yielding securities to require distribution of little, if any, taxable income an attempt to avoid net realized short-term capital gains
  in the sale of portfolio securities, selection of the most tax-favored lots selective tax-advantaged hedging techniques as an alternative to taxable sales

When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities, including commercial paper and short-term U.S. government securities, and/or preferred stocks. By taking a temporary defensive position, however, the Fund may not achieve its investment objective.

Notwithstanding the Fund's use of tax-management investment strategies, the Fund may have taxable income and may recognize capital gains from time to time. In addition, investors purchasing Fund shares when the Fund has large undistributed realized capital gains could receive a significant part of the purchase price of their shares back as a taxable capital gain distribution. Over time, securities with unrealized gains may comprise a substantial portion of the Fund's assets. As well, state or Federal tax laws or regulations may be amended at any time and may include adverse changes to applicable tax rates or capital gain holding periods.

Risks. An investment in Waddell & Reed Advisors Tax-Managed Equity Fund is subject to various risks, including the following:

  Company Risk
  Diversification Risk
  Foreign Securities Risk
  Growth Stock Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Fund's SAI.

Waddell & Reed Advisors Value Fund: The Fund seeks to achieve its objective of long-term appreciation of capital by primarily investing, for the long term, in the common stocks of large-cap undervalued domestic and, to a lesser extent, foreign companies. Large-cap companies are typically companies with market capitalizations of at least $8 billion. The Fund seeks to invest in stocks that are, in the opinion of WRIMCO, undervalued relative to the true value of the company, and/or are out of favor in the financial markets but have a favorable outlook for capital appreciation. There is no guarantee, however, that the Fund will achieve its objective.

Although major changes tend to be infrequent, the Board of Directors of the Fund may change the Fund's investment objective without seeking shareholder approval.

WRIMCO utilizes both fundamental research and quantitative analysis to identify securities for the Fund. The Fund will typically invest in core value stocks: stocks of companies in industries that have relatively lower price-to-earnings ratios than growth stocks. WRIMCO searches for companies with leading positions in their respective industries, solid management teams, strong balance sheets with a high free cash flow and strong barriers to competition. The Fund may also invest in growth stocks that are, in WRIMCO's opinion, temporarily undervalued. As well, WRIMCO attempts to diversify the Fund's holdings among sectors in an effort to minimize risk.

The Fund may invest in foreign securities; however, it does not intend to invest more than 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. The Fund may also invest in derivative instruments, both to generate income and for the purpose of hedging its current stock positions.

When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities, including commercial paper and short-term U.S. government securities, and/or preferred stocks. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Risks. An investment in Waddell & Reed Advisors Value Fund is subject to various risks, including the following:

  Company Risk
  Derivatives Risk
  Diversification Risk
  Foreign Securities Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk
  Value Stock Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Fund's SAI.

Waddell & Reed Advisors Vanguard Fund: The Fund seeks to achieve its objective of appreciation of your investment by investing primarily in a diversified portfolio of common stocks issued by higher-quality, growth-oriented domestic and, to a lesser extent, foreign companies that WRIMCO believes have appreciation possibilities. There is no guarantee, however, that the Fund will achieve its objective.

In selecting securities for the Fund, WRIMCO looks for companies which serve large markets with a demonstrated ability to sustain unit growth and high profitability, often driven by brand loyalty, cost structure, scale, or distribution advantages. WRIMCO's process to select stocks is primarily a blend of quantitative and fundamental research. From a quantitative standpoint, WRIMCO concentrates on profitability, capital intensity, cash flow and calculation measures, as well as earnings growth rates. WRIMCO's fundamental research effort tries to identify those companies that it believes possess a sustainable competitive advantage, an important characteristic which enables a company to generate superior levels of profitability and growth for an extended period of time. Additional focus is given to those companies that appear well positioned to benefit from secular trends embedded in the marketplace (e.g., demographics, deregulation, capital spending trends, etc.).

The Fund invests primarily in common stocks but may also own, to a lesser extent, preferred stocks, convertible securities and debt securities, typically of investment grade and of any maturity. As well, the Fund may invest up to 20% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

At times, as a temporary defensive measure, the Fund may invest up to all of its assets in debt securities, including commercial paper and short-term U.S. government securities, and/or preferred stocks. The Fund may also use options and futures contracts for temporary defensive purposes. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Risks. An investment in Waddell & Reed Advisors Vanguard Fund is subject to various risks, including the following:

  Company Risk
  Diversification Risk
  Foreign Securities Risk
  Growth Stock Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Fund's SAI.

Waddell & Reed Advisors International Growth Fund: The Fund seeks to achieve its primary objective of long-term appreciation of capital and its secondary objective of current income by investing primarily in a diversified portfolio of common stocks of growth-oriented foreign issuers. Growth securities are those whose earnings, WRIMCO believes, are likely to have strong growth over several years. WRIMCO seeks profitable companies with a competitive advantage in their industry as well as the ability to sustain their growth rates. The Fund may invest in any geographic area and within various sectors. There is no guarantee, however, that the Fund will achieve its objectives.

Under normal economic conditions, the Fund invests at least 80% of its total assets in foreign securities and at least 65% of its total assets in issuers of at least three foreign countries. The Fund generally limits its holdings so that no more than 75% of its total assets are invested in issuers of a single foreign country.

The Fund may, but is not required to, use a range of derivative investment techniques to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements).

The Fund may from time to time take a temporary defensive position and may invest up to all of its assets in U.S. government securities, investment-grade debt securities, and cash and cash equivalents such as commercial paper, short-term notes, and other money market securities; it may avoid investment in volatile emerging markets and increase investments in more stable, developed countries and industries; it may use forward currency contracts to hedge specific foreign currencies; and it also may invest all of its assets in domestic securities. By taking a temporary defensive position, the Fund may not achieve its investment objectives.

Risks. An investment in Waddell & Reed Advisors International Growth Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Derivatives Risk
  Diversification Risk
  Emerging Market Risk
  Foreign Currency Risk
  Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Large Company Risk
  Liquidity Risk
  Market Risk
  Mid Size Company Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Fund's SAI.

Waddell & Reed Advisors Asset Strategy Fund: The Fund seeks to achieve its objective of high total return over the long term by allocating its assets primarily among a diversified portfolio of stocks, bonds, and short-term instruments of both foreign and domestic issuers. The Fund may invest up to 100% of its total assets in foreign securities. The Fund may invest in almost any market that WRIMCO believes offers the greatest probability of return or, alternatively, that provides the highest degree of safety in uncertain times.

Generally, the mix of assets in the Fund will change from time to time depending on WRIMCO's assessment of the market for each investment type. Allocating assets among different types of investments allows the Fund to take advantage of opportunities wherever they may occur, but also subjects the Fund to the risks of a given investment type. Stock values generally fluctuate in response to the activities of individual companies and general market and economic conditions. The values of bonds and short-term instruments generally fluctuate due to changes in interest rates and due to the credit quality of the issuer.

WRIMCO regularly reviews the global economic environment to determine asset allocation and security selection and makes changes to favor investments that it believes provide the best opportunity to achieve the Fund's objective. Although WRIMCO uses its expertise and resources in choosing investments and in allocating assets, WRIMCO's decisions may not always be beneficial to the Fund, and there is no guarantee that the Fund will achieve its objective.

WRIMCO tries to balance the Fund's investment risks against potentially higher total returns by reducing the stock allocation during stock market down cycles and typically increasing the stock allocation during periods of strongly positive market performance. Generally, WRIMCO makes asset shifts gradually over time. WRIMCO considers various factors when it decides to sell a security, such as an individual security's performance and/or if it is an appropriate time to vary the Fund's mix.

The Fund may purchase shares of other investment companies subject to the restrictions and limitations of the Investment Company Act of 1940, as amended (1940 Act). The Fund also may invest in exchange-traded funds (ETFs) as a means of tracking the performance of a designated stock index while also maintaining liquidity, or to gain exposure to precious metals and other commodities without purchasing them directly.

The Fund may also seek to reduce or hedge the risks of investing in certain gold-related securities by investing in options on gold or in futures contracts on gold.

As noted, the Fund may enter into credit default swap contracts for hedging or investment purposes. The Fund may either sell or buy credit protection under these contracts. The seller in a credit default swap contract is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the buyer if there is an event of a default or other credit event by the issuer of that debt obligation. In return, the seller receives from the buyer a periodic stream of payments over the term of the contract or, if earlier, until the occurrence of a credit event. If the contract is terminated prior to its stated maturity, either the seller or the buyer would make a termination payment to the other in an amount approximately equal to the amount by which the value of the contract has increased in value to the recipient of the settlement payment. For example, if the contract is more valuable to the buyer (as would normally occur if the creditworthiness of the issuer of the referenced debt obligation has gone down), the seller would make a termination payment to the buyer. As the seller of credit protection, the Fund would effectively add leverage because, in addition to its total net assets, the Fund would be subject to the investment exposure of the notional amount of the swap. As the buyer, the Fund normally would be hedging its exposure on debt obligations that it holds.

As described above, the Fund has the flexibility to invest up to all of its assets in money market and other short-term investments, although it does not typically invest a substantial portion of its assets in these investments under normal market conditions. WRIMCO will typically increase the Fund's investment in high-quality, short-term investments in order to increase the defensive positioning of the Fund. The Fund may also invest in derivative instruments for both defensive and speculative purposes. WRIMCO may, as a temporary defensive measure, invest up to 25% of the Fund's total assets in precious metals.

Although WRIMCO may seek to preserve appreciation in the Fund by taking a temporary defensive position, doing so may prevent the Fund from achieving its investment objective.

Risks. An investment in Waddell & Reed Advisors Asset Strategy Fund is subject to various risks, including the following:

  Commodities Risk
  Company Risk
  Credit Risk
  Derivatives Risk
  Diversification Risk
  Emerging Market Risk
  Foreign Currency Risk
  Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Interest Rate Risk
  Investment Company Securities Risk
  Large Company Risk
  Liquidity Risk
  Low-rated Securities Risk
  Market Risk
  Mid Size Company Risk
  Prepayment Risk
  Small Company Risk
  Value Stock Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Fund's SAI.

Waddell & Reed Advisors Continental Income Fund: The Fund seeks to achieve its primary objective of providing current income, and its secondary objective of long-term appreciation of capital, by investing primarily in a diversified mix of stocks, debt securities and short-term instruments, depending on market conditions. There is no guarantee, however, that the Fund will achieve its objectives.

The Fund owns common stocks in order to provide possible appreciation of capital and/or dividend income, and it invests a portion of its total assets in either debt securities or preferred stocks, or both, in order to provide income and relative stability of capital. The Fund may also invest in convertible securities.

Normally, the Fund invests at least 25% of its total assets in debt securities and/or preferred stocks. The Fund will ordinarily not invest more than 75% of its total assets in common stocks, although it may invest up to all of its assets in common stocks if, in WRIMCO's judgment, this is advisable due to unusual market or economic conditions.

In its equity investments, the Fund invests primarily in medium to large, well-established companies that typically issue dividend-paying securities. The majority of the Fund's debt holdings are either U.S. government securities or investment-grade corporate bonds, including bonds rated BBB or higher by S&P or Baa or higher by Moody's or, if unrated, deemed by WRIMCO to be of comparable quality. The Fund has no limitations on the range of maturities of debt securities in which it may invest nor on the size of companies in which it may invest. The Fund may also purchase an unlimited amount of foreign securities; however, the Fund intends to have less than 10% of its total assets invested in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities that may be considered equivalent to owning cash because of their safety and liquidity. By taking a temporary defensive position, however, the Fund may not achieve its investment objectives.

Risks. An investment in Waddell & Reed Advisors Continental Income Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Foreign Securities Risk
  Income Risk
  Interest Rate Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk
  Prepayment Risk
  Value Stock Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Fund's SAI.

Waddell & Reed Advisors Energy Fund: The Fund seeks to achieve its objective of long-term capital appreciation by investing primarily in the equity securities of companies engaged in various aspects of the energy industry, including the production, exploration, distribution of energy or relating to the infrastructure of energy, as well as the research and development or production of alternative energy sources, including but not limited to, oil companies, oil and gas exploration companies, natural gas pipeline companies, refinery companies, energy conservation companies, coal companies, alternative energy companies, and companies using newer energy technologies such as nuclear, geothermal, oil shale, wind power, and solar power.

After reviewing the market outlook for the energy industry and then identifying trends and sectors, WRIMCO uses a research-oriented, bottom-up investment approach when selecting securities for the Fund, focusing on company fundamentals and growth prospects. In general, the Fund emphasizes companies that WRIMCO believes are strongly managed and will generate above-average, long-term capital appreciation.

There is no guarantee, however, that the Fund will achieve its objective. Although major changes tend to be infrequent, the Board of Directors of the Fund may change the Fund's investment objective without seeking shareholder approval.

Primarily investing in the energy sector can be riskier than other types of investment activities because of a range of factors, including price fluctuation caused by real or perceived inflationary trends and political developments, and the cost assumed by energy companies in complying with environmental and safety regulations.

The Fund is also subject to the risk that the earnings, dividends and securities prices of energy companies will be greatly affected by changes in the prices and supplies of oil and other energy fuels. Prices and supplies of energy may fluctuate significantly over any time period due to many factors, including:

  international political developments
  production and distribution policies of the Organization of Petroleum Exporting Countries (OPEC) and other oil-producing countries relationships among OPEC members and other oil-producing countries and between those countries and oil-importing nations energy conservation
  the regulatory environment
  tax policies
  the economic growth and political stability of the key energy-consuming countries

The Fund may, but is not required to, use a range of other investment techniques, including investing in physical commodities within the energy sector (primarily crude oil, natural gas, and coal), income trusts, publicly traded partnerships (often referred to as master limited partnerships (MLPs)) and derivatives (primarily for the purpose of hedging various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements)), and selling securities short. An MLP is an investment that combines the tax benefits of a limited partnership with the liquidity of publicly traded securities. The MLPs in which the Fund may invest are primarily engaged in investing in oil and gas-related businesses, including energy processing and distribution. Net income from an interest in a qualified publicly traded partnership (QPTP) is qualifying income for a mutual fund. The Fund intends that all the MLPs in which it invests will be QPTPs. Please see the Fund's SAI regarding the tax and potential regulatory consequences if the Fund invests in a MLP that is not a QPTP. The value of these instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs, and international economic, political, or regulatory developments.

Investing in commodities may expose the Fund to other risk considerations, such as potentially severe price fluctuations over short periods of time and storage costs that exceed the custodial and/or brokerage costs associated with the Fund's other portfolio holdings. The Fund's investments in income trusts, MLPs, and commodities (and derivatives related thereto) will be limited by tax considerations.

As a temporary defensive measure, when securities markets or economic conditions are unfavorable or unsettled, the Fund may try to protect its assets by investing up to 100% of its total assets in securities that are highly liquid, including high-quality money market instruments such as short-term U.S. government securities, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of the Fund. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, and are typically highly liquid or comparatively safe, they tend to offer lower returns. Therefore, the Fund's performance could be comparatively lower if it concentrates its assets in defensive holdings. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Risks. An investment in Waddell & Reed Advisors Energy Fund is subject to various risks, including the following:

  Commodities Risk
  Company Risk
  Concentration Risk
  Derivatives Risk
  Diversification Risk
  Emerging Market Risk
  Foreign Currency Risk
  Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
  Foreign Securities Risk
  Growth Stock Risk
  Initial Public Offering Risk
  Large Company Risk
  Liquidity Risk
  Market Risk
  Mid Size Company Risk
  Short Sales Risk
  Small Company Risk
  Value Stock Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Fund's SAI.

Waddell & Reed Advisors Retirement Shares: The Fund seeks to achieve its objective to provide the highest long-term total investment return as is, in WRIMCO's opinion, consistent with reasonable safety of capital through a diversified portfolio and will invest substantially all of its assets in common stocks, and, to a lesser extent, debt securities of domestic and foreign issuers. The Fund may also invest in preferred stocks. The Fund may invest varying proportions of its assets in all of these securities, depending on WRIMCO's analysis of what types of securities, or what proportions, are likely to achieve the Fund's objective. There is no guarantee, however, that the Fund will achieve its objective.

WRIMCO utilizes both macro economic and fundamental approaches in its ultimate selection of securities for the Fund. WRIMCO emphasizes anticipating economic changes and invests accordingly. WRIMCO seeks to capture market advances while minimizing declines in value during market downturns.

The Fund may invest a limited portion, not to exceed 10% of its total assets, in non-investment grade debt securities, or junk bonds, which are securities rated BB or lower by S&P or Ba or lower by Moody's or, if unrated, deemed by WRIMCO to be of comparable quality.

When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in cash or money market instruments. By taking a temporary defensive position, however, the Fund may not achieve its investment objective.

Risks. An investment in Waddell & Reed Advisors Retirement Shares is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Foreign Currency Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Initial Public Offering Risk
  Interest Rate Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk
  Prepayment Risk
  Value Stock Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Fund's SAI.

Waddell & Reed Advisors Science and Technology Fund: The Fund seeks to achieve its objective of long-term capital growth by investing primarily in the equity securities of domestic and foreign science and technology companies. Science and technology companies are companies whose products, processes or services, in WRIMCO's opinion, are being or are expected to be significantly benefited by the use or commercial application of scientific or technological developments or discoveries. As well, the Fund may invest in companies that utilize science and/or technology to improve their existing business even though the business is not within the science and technology industries. There is no guarantee, however, that the Fund will achieve its objective.

In its selection of securities for investment by the Fund, WRIMCO aims to identify stocks that it believes to be benefiting from the world's strongest secular economic trends, and then applies its bottom-up research to identify what it believes are the best holdings for the Fund.

The Fund may invest in, but is not limited to, areas such as:

  aerospace and defense electronics
  biotechnology
  business machines
  cable and broadband access
  communications equipment and software
  computer software and services
  computer systems
  electronics and energy
  electronic media
  genomics
  internet and internet-related services
  medical devices and drugs
  medical and hospital supplies and services
  office equipment, supplies and services (including transaction processing services)

The Fund primarily owns common stocks; however, it may invest, to a lesser extent, in preferred stocks, debt securities and convertible securities. The Fund may, but is not required to, use a range of derivative investment techniques, typically options on common stocks, to hedge various market risks as well as a supplement in pursuit of its investment objective.

When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in U.S. government securities or other debt securities, mostly of investment grade. However, by taking a temporary defensive position, the Fund may not achieve its investment objective.

Risks. An investment in Waddell & Reed Advisors Science and Technology Fund is subject to various risks, including the following:

  Company Risk
  Concentration Risk
  Derivatives Risk
  Diversification Risk
  Emerging Market Risk
  Foreign Currency Risk
  Foreign Securities Risk
  Growth Stock Risk
  Initial Public Offering Risk
  Liquidity Risk
  Market Risk
  Mid Size Company Risk
  Small Company Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Fund's SAI.

All Funds

Because each Fund owns different types of investments, its performance will be affected by a variety of factors. The value of each Fund's investments and the income it generates will vary from day to day, generally reflecting changes in market conditions, interest rates, and other company and economic news. Performance will also depend on WRIMCO's skill in selecting investments.

Each Fund also may invest in and use certain other types of securities and instruments in seeking to achieve its objective(s). For example, each Fund may invest in options, futures contracts and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. Certain types of each Fund's authorized investments and strategies, such as derivative instruments, foreign securities, junk bonds and precious metals, involve special risks. Depending on how much a Fund invests or uses these strategies, these special risks may become significant.

Certain types of mortgage-backed and asset-backed securities may experience significant valuation uncertainties, greater volatility, and significantly less liquidity due to the sharp rise of foreclosures on home loans secured by subprime mortgages in recent years. Subprime mortgages have a higher credit risk than prime mortgages, as the credit criteria for obtaining a subprime mortgage is more flexible than that used with prime borrowers. To the extent that a Fund invests in securities that are backed by pools of mortgage loans, the risk to the Fund may be significant.

Each Fund may actively trade securities in seeking to achieve its objective(s). Factors that can lead to active trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain a Fund's market capitalization target, and the need to sell a security to meet redemption activity. Actively trading securities may increase transaction costs (which may reduce performance) and increase realized gains that a Fund must distribute, the distribution of which would increase your taxable income.

Each Fund generally seeks to be fully invested, except to the extent that it takes a temporary defensive position. In addition, at times, WRIMCO may invest a portion of a Fund's assets in cash or cash equivalents if WRIMCO is unable to identify and acquire a sufficient number of securities that meet WRIMCO's selection criteria for implementing the Fund's investment objective(s), strategies, and policies.

You will find more information about each Fund's permitted investments and strategies, as well as the restrictions that apply to them, in its SAI.

A description of each Fund's policies and procedures with respect to the disclosure of its securities holdings is available in its SAI.

A complete schedule of portfolio holdings of each Fund for the first and third quarters of each fiscal year is filed with the Securities and Exchange Commission (SEC) on Form N-Q. This form may be obtained in the following ways:

  On the SEC's website at http://www.sec.gov.
  For review and copy at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.
  On Waddell & Reed's website at www.waddell.com.

Defining Risks

Commodities Risk – Commodity trading is generally considered speculative because of the significant potential for investment loss. Among the factors that could affect the value of a Fund's investments in commodities are cyclical economic conditions, sudden political events and adverse international monetary policies. Markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. Also, a Fund may pay more to store and accurately value its commodity holdings than it does with its other portfolio investments.

Company Risk – An individual security may perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

Concentration Risk – If a Fund invests more than 25% of its total assets in a particular industry, the Fund's performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in a single industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector or company.

Credit Risk – An issuer of a debt security (including mortgage-backed securities) may not make payments on the security when due, or the other party to a contract may default on its obligation. There is also the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and therefore in the NAV of shares of a Fund. Also, a change in the quality rating of a debt security can affect the security's liquidity and make it more difficult to sell. If a Fund purchases unrated securities and obligations, it will depend on WRIMCO's analysis of credit risk more heavily than usual.

Derivatives Risk – A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset or rate. Derivatives include options, futures contracts and swaps, among a wide range of other instruments. The principal risk of investments in derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets or with the underlying asset from which the derivative's value is derived. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. To the extent the judgment of WRIMCO as to certain movements is incorrect, the risk of loss is greater than if the derivative technique(s) had not been used.

Options, futures contracts and swaps are common types of derivatives that a Fund may occasionally use. An option is the right to buy and sell a security or other instrument, index, or commodity at a specific price on or before a specific date. A futures contract is an agreement to buy or sell a security or other instrument, index, or commodity at a specific price on a specific date. A swap is an agreement involving the exchange by a Fund with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified amount. Other types of derivatives include caps, floors and collars.

Derivatives are subject to counterparty risk. Counterparty risk is the risk that a loss may be sustained by a Fund as a result of the insolvency or bankruptcy of the other party to the transaction or the failure of the other party to make required payments or otherwise comply with the terms of the transaction. Changing conditions in a particular market area, such as those experienced in the subprime mortgage market over recent months, whether or not directly related to the referenced assets that underlie the transaction, may have an adverse impact on the creditworthiness of the counterparty.

Diversification Risk – A Fund is subject to diversification risk if it may invest more than 5% of its total assets in the securities of a single issuer with respect to 25% of its total investment portfolio; a Fund is considered diversified, as defined in the 1940 Act, if it does not invest more than 5% of its total assets in the securities of a single issuer with respect to 75% of its total investment portfolio. A Fund's performance may be more susceptible to a single economic, regulatory or technological occurrence than if it had a more diversified investment portfolio.

Emerging Market Risk – Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Fund's investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in such countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and a Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Foreign Currency Risk – Foreign securities may be denominated in foreign currencies. The value of a Fund's investments, as measured in U.S. dollars, may be affected unfavorably by changes in foreign currency exchange rates and exchange control regulations. Currency conversion can also be costly.

Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk – The Funds may, but are not required to, use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent WRIMCO's judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.

Foreign Securities Risk – Investing in foreign securities involves a number of economic, financial and political considerations that are not associated with the domestic. markets and that could affect a Fund's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the United States. Foreign investing may also involve brokerage costs and tax considerations that are not usually present in the domestic markets.

Other factors that can affect the value of a Fund's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers, and the fact that many foreign companies may not be subject to uniform accounting, auditing and financial reporting standards. It may also be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions may also be delayed due to local restrictions or communication problems, which can cause a Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines).

Growth Stock Risk – Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Income Risk – A Fund may experience a decline in its income due to falling interest rates.

Initial Public Offering Risk – Investments in IPOs can have a significant positive impact on the Fund's performance; however, the positive effect of investments in IPOs may not be sustainable because of a number of factors. The Fund may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the Fund may not be able to buy the shares at the commencement of the offering, and the general availability and performance of IPOs are dependent on market psychology and economic conditions. The relative performance impact of IPOs is also likely to decline as the Fund grows.

Interest Rate Risk – The value of a debt security, mortgage-backed security or fixed income obligation may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation decreases. Conversely, when interest rates decline, the value of a debt security, mortgage-backed security or fixed income obligation generally increases. Long-term debt securities, mortgage-backed securities and fixed income obligations are generally more sensitive to interest rate changes.

As a rule of thumb, a portfolio of debt, mortgage-related and asset-backed securities experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by a Fund's duration of its portfolio of debt, mortgage-related and asset-backed securities. Duration measures the relative price sensitivity of a security to changes in interest rates. "Effective" duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if a Fund holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

Investment Company Securities Risk – As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.

Certain Funds may invest in ETFs as a means of tracking the performance of a designated stock index while maintaining liquidity or to gain exposure to precious metals and other commodities without purchasing them directly. Since most ETFs are a type of investment company, a Fund's purchases of shares of such ETFs are subject to the Fund's investment restrictions regarding investments in other investment companies.

ETFs have a market price which reflects a specified fraction of the value of the designated index or underlying basket of commodities or commodities futures and are exchange-traded. As with other equity securities transactions, brokers charge a commission in connection with the purchase and sale of shares of ETFs. In addition, an asset management fee is charged in connection with the underlying investment company (which is in addition to the investment management fee paid by a Fund).

Investments in an ETF generally present the same primary risks as investments in conventional funds, which are not exchange-traded. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade at a premium or discount to its NAV; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

Large Company Risk – A Fund with holdings of large capitalization company securities may underperform the market as a whole.

Liquidity Risk – Generally, a security is liquid if a Fund is able to sell the security at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies, foreign companies, companies in emerging markets or certain instruments such as derivatives are subject to a variety of risks, including potential lack of liquidity.

Low-rated Securities Risk – In general, low-rated debt securities (commonly referred to as "high yield" or "junk" bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these bonds are considered speculative and could significantly weaken a Fund's returns. In adverse economic or other circumstances, issuers of these lower rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations.

Market Risk – All securities may be subject to adverse trends in equity markets. Securities are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates or investor perceptions of the market. In addition, prices are affected by the outlook for overall corporate profitability. Market prices of equity securities are generally more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such securities may underperform the market as a whole.

Mid Size Company Risk – Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of large companies due to such companies' limited product lines, limited markets and financial resources and dependence upon a relatively small management group.

Prepayment Risk – Debt securities with high relative interest rates may be prepaid by the issuer prior to maturity, particularly during periods of falling interest rates. During periods of falling interest rates, there is the possibility that an issuer will call its securities if they can be refinanced by issuing new securities with a lower interest rate (commonly referred to as optional call risk). As well, falling interest rates could cause prepayments of mortgage loans to occur more quickly than expected. This may occur because, as interest rates fall, more property owners refinance the mortgages underlying mortgage-backed securities. As a result, a Fund would have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline in the Fund's investment income.

Short Sales Risk – Short sales are transactions in which a Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time a Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of the premium or interest the Fund must pay to the lender of the security. A Fund is also required to segregate assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity. A Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it intended. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance.

Small Company Risk – Equity securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies' small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.

Value Stock Risk – Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of WRIMCO, undervalued. The value of a security believed by WRIMCO to be undervalued may never reach what is believed to be its full value, or such security's value may decrease.

The Management of the Funds

Investment Advisor

Each of the registered investment companies in the Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios, Inc. (formerly, W&R Target Funds, Inc.) and Waddell & Reed InvestEd Portfolios, Inc. is managed by WRIMCO, subject to the authority of each fund's Board of Directors. WRIMCO provides investment advice to these funds and supervises each fund's investments. WRIMCO and/or its predecessor have served as investment manager to the funds since the inception of each registered investment company. WRIMCO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

Management Fee

Like all mutual funds, the Funds pay fees related to their daily operations. Expenses paid out of each Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

Each Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. Each Fund also pays other expenses, which are explained in that Fund's SAI. The management fee is payable by a Fund at the annual rates of:

Waddell & Reed Advisors Accumulative Fund, Waddell & Reed Advisors Asset Strategy Fund, Waddell & Reed Advisors Continental Income Fund, Waddell & Reed Advisors Dividend Opportunities Fund, Waddell & Reed Advisors Retirement Shares, Waddell & Reed Advisors Value Fund and Waddell & Reed Advisors Vanguard Fund: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion

Waddell & Reed Advisors Core Investment Fund: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, 0.55% of net assets over $3 billion and up to $5 billion, 0.525% of net assets over $5 billion and up to $6 billion, and 0.50% of net assets over $6 billion

Waddell & Reed Advisors Energy Fund, Waddell & Reed Advisors International Growth Fund, Waddell & Reed Advisors New Concepts Fund, Waddell & Reed Advisors Science and Technology Fund and Waddell & Reed Advisors Small Cap Fund: 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion

Waddell & Reed Advisors Tax-Managed Equity Fund: 0.65% of net assets up to $1 billion, 0.60% of net assets over $1 billion and up to $2 billion, 0.55% of net assets over $2 billion and up to $3 billion, and 0.50% of net assets over $3 billion

Effective October 1, 2006 through September 30, 2016, the investment management fee rates for certain Funds are reduced pursuant to a management fee waiver as follows:

Waddell & Reed Advisors Accumulative Fund: 0.66% of net assets up to $1 billion, 0.64% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion

Waddell & Reed Advisors Asset Strategy Fund and Waddell & Reed Advisors Value Fund: 0.69% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion

Waddell & Reed Advisors Core Investment Fund: 0.65% of net assets up to $1 billion, 0.64% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, 0.55% of net assets over $3 billion and up to $5 billion, 0.525% of net assets over $5 billion and up to $6 billion, and 0.50% of net assets over $6 billion

Waddell & Reed Advisors International Growth Fund: 0.82% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion

Waddell & Reed Advisors New Concepts Fund, Waddell & Reed Advisors Science and Technology Fund and Waddell & Reed Advisors Small Cap Fund: 0.83% of net assets up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion

Waddell & Reed Advisors Retirement Shares: 0.65% of net assets up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion

Waddell & Reed Advisors Vanguard Fund: 0.67% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion

Management fees for each Fund as a percent of its net assets for its fiscal year ended June 30, 2008, were:

Fund	Management Fees Paid
Waddell & Reed Advisors Accumulative Fund	0.65%
Waddell & Reed Advisors Asset Strategy Fund	0.65%
Waddell & Reed Advisors Continental Income Fund	0.70%
Waddell & Reed Advisors Core Investment Fund	0.62%
Waddell & Reed Advisors Dividend Opportunities Fund	0.70%
Waddell & Reed Advisors Energy Fund	0.85%
Waddell & Reed Advisors International Growth Fund	0.82%
Waddell & Reed Advisors New Concepts Fund	0.84%
Waddell & Reed Advisors Retirement Shares	0.65%
Waddell & Reed Advisors Science and Technology Fund	0.83%
Waddell & Reed Advisors Small Cap Fund	0.83%
Waddell & Reed Advisors Tax-Managed Equity Fund	0.65%
Waddell & Reed Advisors Value Fund	0.69%
Waddell & Reed Advisors Vanguard Fund	0.66%

A discussion regarding the basis of approval by each Fund's Board of Directors of the Fund's Investment Management Agreement with WRIMCO for the period October 1, 2007 through September 30, 2008, is available in the Fund's Semiannual Report to Shareholders, dated December 31, 2007. A discussion regarding the basis of approval by each Fund's Board of Directors of the Fund's Investment Management Agreement with WRIMCO for the period October 1, 2008 through September 30, 2009, will be available in the Fund's Semiannual Report to Shareholders, dated December 31, 2008.

Portfolio Management

Waddell & Reed Advisors Accumulative Fund: Barry M. Ogden is primarily responsible for the day-to-day management of Waddell & Reed Advisors Accumulative Fund. From February 2001 through March 2004, Mr. Ogden had served as Assistant Portfolio Manager for the Fund. On April 1, 2004, he became co-manager of the Fund, and on June 30, 2004, Mr. Ogden assumed sole responsibility for the management of Waddell & Reed Advisors Accumulative Fund upon the retirement of the other co-portfolio manager. He is Senior Vice President of WRIMCO and Ivy Investment Management Company (IICO), Vice President of the Fund and Vice President of another investment company for which IICO serves as investment manager. Mr. Ogden had served as assistant portfolio manager for investment companies managed by WRIMCO since January 1999 and has been an employee of WRIMCO since 1994. He graduated from the University of Kansas with a BS degree in accounting, and has earned the designation of Certified Public Accountant. Mr. Ogden is a Chartered Financial Analyst.

Waddell & Reed Advisors Asset Strategy Fund: Michael L. Avery and Ryan F. Caldwell are primarily responsible for the day-to-day management of Waddell & Reed Advisors Asset Strategy Fund. Mr. Avery has held his Fund responsibilities since January 1997. In June 2005, Mr. Avery was named the Chief Investment Officer and Executive Vice President of WRIMCO and IICO. He is Vice President of the Fund, and Vice President of other investment companies for which WRIMCO and IICO serve as investment manager, and has served as the portfolio manager for investment companies managed by WRIMCO since February 1994. From August 1987 through June 2005, Mr. Avery served as the Director of Research for WRIMCO and its predecessor and for IICO, and has been an employee of WRIMCO and its predecessor since June 1981. He holds a BS degree in Business Administration from the University of Missouri, and an MBA with emphasis on finance from Saint Louis University.

Mr. Caldwell has held his responsibilities for Waddell & Reed Advisors Asset Strategy Fund since January 2007. Mr. Caldwell joined WRIMCO in July 2000 as an economic analyst. In January 2003 he was appointed an investment analyst and in June 2005 was named assistant portfolio manager for the Fund, as well as two other funds managed by WRIMCO and IICO. Mr. Caldwell is Vice President of WRIMCO and IICO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO and IICO serve as investment manager. Mr. Caldwell earned a BBA in finance from Southwest Texas State University, and an MBA with an emphasis in finance from the University of Kansas. He is currently pursuing the Chartered Financial Analyst designation.

Waddell & Reed Advisors Continental Income Fund: Cynthia P. Prince-Fox is primarily responsible for the day-to-day management of Waddell & Reed Advisors Continental Income Fund. Ms. Prince-Fox has held her Fund responsibilities since January 1993. She is Senior Vice President of WRIMCO and IICO, Vice President of the Fund, and Vice President of other investment companies for which WRIMCO and IICO serve as investment manager. As well, Ms. Prince-Fox is Chief Investment Officer of Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO. From February 2002 to November 2004, she served as Co-Chief Investment Officer for Austin, Calvert & Flavin, Inc. She holds a BBA degree in Finance from St. Mary's University at San Antonio, Texas, and has earned an MBA with an emphasis in Finance from Rockhurst College.

Waddell & Reed Advisors Core Investment Fund: Erik R. Becker and Gustaf C. Zinn are primarily responsible for the day-to-day management of Waddell & Reed Advisors Core Investment Fund, and both have held their Fund responsibilities since July 2006. Mr. Becker joined WRIMCO in 1999 as an investment analyst and had served as an assistant portfolio manager for Waddell & Reed Advisors Core Investment Fund since 2003. He has served as portfolio manager for Ivy Core Equity Fund since February 2006, in addition to his duties as a research analyst. He is Vice President of WRIMCO and IICO, Vice President of the Fund, and Vice President of other investment companies for which WRIMCO and IICO serve as investment manager. Mr. Becker earned a BBA degree in finance, investment and banking and an MS in finance from the University of Wisconsin-Madison. He is a Chartered Financial Analyst.

Mr. Zinn has been an employee of WRIMCO since 1998. He had served as assistant portfolio manager for funds managed by IICO and WRIMCO since July 2003, in addition to his duties as a research analyst, and has served as portfolio manager for Ivy Core Equity Fund since February 2006. He is Vice President of WRIMCO and IICO, Vice President of the Fund, and Vice President of other investment companies for which WRIMCO and IICO serve as investment manager. He earned a BBA degree and a Masters of Finance from the University of Wisconsin-Madison. He is a Chartered Financial Analyst.

Waddell & Reed Advisors Dividend Opportunities Fund and Waddell & Reed Advisors Energy Fund: David P. Ginther is primarily responsible for the day-to-day management of the Waddell & Reed Advisors Dividend Opportunities Fund and Waddell & Reed Advisors Energy Fund. He has held his Fund responsibilities since the inception of each Fund, July 2003 and January 2006, respectively. He is Senior Vice President of WRIMCO and IICO, Vice President of the Fund, and Vice President of other investment companies for which WRIMCO and IICO serve as investment manager. He has been an employee of WRIMCO since 1995. Mr. Ginther holds a BS degree in accounting from Kansas State University, and has earned the designation of Certified Public Accountant.

Waddell & Reed Advisors International Growth Fund: Thomas A. Mengel is primarily responsible for the day-to-day management of Waddell & Reed Advisors International Growth Fund and has held his Fund responsibilities since May 1996, when he joined WRIMCO. He is Senior Vice President of WRIMCO and IICO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO and IICO serve as investment manager. He is a graduate of the University of Berlin with a degree in Business, Finance and Economics.

Waddell & Reed Advisors New Concepts Fund: Kimberly A. Scott is primarily responsible for the day-to-day management of Waddell & Reed Advisors New Concepts Fund and has held her Fund responsibilities since February 2001. She is Senior Vice President of WRIMCO and IICO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO and IICO serve as investment manager. Ms. Scott served as an investment analyst with WRIMCO from April 1999 to February 2001. Ms. Scott earned a BS degree in microbiology from the University of Kansas, and holds an MBA from the University of Cincinnati. Ms. Scott is a Chartered Financial Analyst.

Waddell & Reed Advisors Retirement Shares: Charles W. Hooper, Jr. is primarily responsible for the day-to-day management of Waddell & Reed Advisors Retirement Shares. Mr. Hooper has held his Fund responsibilities since April 1999. He is Senior Vice President of WRIMCO and IICO and Vice President of the Fund. Mr. Hooper holds a BBA degree from Southern Methodist University, and earned a Bachelor of Foreign Trade from the Thunderbird Graduate School of International Management.

Waddell & Reed Advisors Science and Technology Fund: Zachary H. Shafran is primarily responsible for the day-to-day management of Waddell & Reed Advisors Science and Technology Fund. Mr. Shafran has held his Fund responsibilities since February 2001. He is Senior Vice President of WRIMCO and IICO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO and IICO serve as investment manager. Mr. Shafran has served as the portfolio manager for investment companies managed by WRIMCO since January 1996. He served as an investment analyst with WRIMCO from June 1990 to January 1996. Mr. Shafran earned a BSBA degree in Business and an MBA with an emphasis in Finance from the University of Missouri at Kansas City.

Waddell & Reed Advisors Small Cap Fund: Gilbert C. Scott is primarily responsible for the day-to-day management of Waddell & Reed Advisors Small Cap Fund. Mr. Scott has held his Fund responsibilities since August 2003. He is Senior Vice President of WRIMCO and IICO, Vice President of the Fund and Vice President of another investment company for which IICO serves as investment manager. Mr. Scott joined Waddell & Reed in 1997 and had served as assistant portfolio manager of small cap institutional accounts from September 2000 to August 2003. He earned a BBA degree in finance from the University of Massachusetts, and an MBA from the University of Texas. Mr. Scott is a Chartered Financial Analyst.

Waddell & Reed Advisors Tax-Managed Equity Fund: F. Chace Brundige is primarily responsible for the day-to-day management of Waddell & Reed Advisors Tax-Managed Equity Fund, and has held his Fund responsibilities since February 2006. Mr. Brundige joined WRIMCO in 1996 as an equity investment analyst. In 1999 he left to join TCW/WestBridge Ventures LLC as a vice president and limited partner. From 2001 through August 2003, Mr. Brundige was employed by Citadel Investment Group, where he oversaw the software and IT services groups. In 2003, he rejoined WRIMCO as an assistant portfolio manager for the Large Cap Growth equity team. He is Vice President of WRIMCO and IICO, and Vice President of the Fund. Mr. Brundige holds a BS degree in finance from Kansas State University, and has earned an MBA with an emphasis in finance and accounting from the University of Chicago Graduate School of Business. Mr. Brundige is a Chartered Financial Analyst.

Waddell & Reed Advisors Value Fund: Matthew T. Norris is primarily responsible for the day-to-day management of Waddell & Reed Advisors Value Fund. He has held his Fund responsibilities since July 2003. He is Senior Vice President of WRIMCO and IICO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO and IICO serve as investment manager. As of June 2005, Mr. Norris is the Director of Equity Research for WRIMCO and IICO. From January 2000 to June 2003, Mr. Norris was a Portfolio Manager for Advantus Capital Management, Inc. He joined Advantus Capital Management, Inc. in December 1997, first serving as an Analyst and later as a Senior Analyst. He earned a BS degree from the University of Kansas, and an MBA from the University of Nebraska-Omaha. Mr. Norris is a Chartered Financial Analyst.

Waddell & Reed Advisors Vanguard Fund: Daniel P. Becker and Philip J. Sanders are primarily responsible for the day-to-day management of Waddell & Reed Advisors Vanguard Fund. Mr. Becker has held his Fund responsibilities since July 1997. He is Senior Vice President of WRIMCO and IICO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO and IICO serve as investment manager. Mr. Becker has been an employee of WRIMCO and its predecessor since October 1989, initially serving as an investment analyst, and has served as a portfolio manager since January 1997. He earned a BS degree in Mathematical Economics from the University of Wisconsin, and holds an MS degree with an emphasis in Finance, Investments and Banking from the University of Wisconsin Graduate School of Business. Mr. Becker is a Chartered Financial Analyst.

Philip J. Sanders has held his responsibilities for Waddell & Reed Advisors Vanguard Fund since June 2006. He is Senior Vice President of WRIMCO and IICO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO and IICO serve as investment manager. Mr. Sanders has been an employee of, and a portfolio manager for, WRIMCO since August 1998. He earned a BA in economics from the University of Michigan and an MBA from the University of North Carolina at Charlotte. Mr. Sanders is a Chartered Financial Analyst.

Additional information regarding portfolio managers, including their compensation, other accounts managed by each and the ownership of securities of each is included in the SAI.

Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to a Fund's investments.

Regulatory Matters

On July 24, 2006, WRIMCO, Waddell & Reed, Inc. and Waddell & Reed Services Company (collectively, W&R) reached a settlement with each of the SEC, the New York Attorney General (NYAG) and the Securities Commissioner of the State of Kansas to resolve proceedings brought by each regulator in connection with its investigation of frequent trading and market timing in certain Waddell & Reed Advisors Funds.

Under the terms of the SEC's cease-and desist order (SEC Order), pursuant to which W&R neither admitted nor denied any of the findings contained therein, among other provisions W&R has agreed to: pay $40 million in disgorgement and $10 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the Federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to periodically review W&R's supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (described below). According to the SEC Order, the SEC found that some market timers made profits in some of the Waddell & Reed Advisors Funds, and that this may have caused some dilution in those funds. Also, the SEC found that W&R failed to make certain disclosures to the Waddell & Reed Advisors Funds' Boards of Directors and shareholders regarding the market timing activity and W&R's acceptance of service fees from some market timers.

The Assurance of Discontinuance with the NYAG (NYAG Settlement), pursuant to which W&R neither admitted nor denied any of the findings contained therein, among its conditions requires that W&R: reduce the aggregate investment management fees paid by the Waddell & Reed Advisors Funds and by Ivy Funds Variable Insurance Portfolios, Inc. by $5 million per year for five years, for a projected total of $25 million in investment management fee reductions (reflected in Footnote 5 to the applicable Funds' Fees and Expenses tables); bear the costs of an independent fee consultant to be retained by the funds to review and consult regarding the funds' investment management fee arrangements; and make additional investment management fee-related disclosures to fund shareholders. The NYAG Settlement also effectively requires that the funds implement certain governance measures designed to maintain the independence of the funds' Boards of Directors and appoint an independent compliance consultant responsible for monitoring the funds' and W&R's compliance with applicable laws.

The consent order issued by the Securities Commissioner of the State of Kansas (Kansas Order), pursuant to which W&R neither admitted nor denied any of the findings contained therein, requires W&R to pay a fine of $2 million to the Office of the Commissioner.

The SEC Order further requires that the $50 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with W&R, and that is agreed to by the SEC staff and the funds' Disinterested Directors. The SEC Order requires that the independent distribution consultant develop a methodology and distribution plan pursuant to which fund shareholders shall receive their proportionate share of losses, if any, suffered by the funds due to market timing. Therefore, it is not currently possible to specify which particular fund shareholders or groups of fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The foregoing is only a summary of the SEC Order, NYAG Settlement and Kansas Order. A copy of the SEC Order is available on the SEC's website at http://www.sec.gov. A copy of the SEC Order, NYAG Settlement and Kansas Order is available as part of the Waddell & Reed Financial, Inc. Form 8-K as filed on July 24, 2006.

Your Account

Choosing a Share Class

Each class of shares offered in this Prospectus has its own sales charge, if any, and expense structure. The decision as to which class of shares of a Fund is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If you are investing a substantial amount and plan to hold your shares for a long time, Class A shares may be the most appropriate for you. If you are investing a lesser amount over a shorter term, you may want to consider Class B shares (if investing for at least seven years) or Class C shares (if investing for less than five years). Class B shares are not available for investments of $100,000 or more, and Class C shares are not available for investments of $1 million or more. Class Y shares are described below.

Since your objectives may change over time, you may want to consider another class when you buy additional Fund shares. All of your future investments in a Fund will be made in the class you select when you open your account, unless you inform the Fund otherwise, in writing, when you make a future investment.

General Comparison of Class A, Class B and Class C Shares

Class A	Class B	Class C
Initial sales charge	No initial sales charge	No initial sales charge
No deferred sales charge[1]	Deferred sales charge on shares you sell within six years after purchase	A 1% deferred sales charge on shares you sell within 12 months after purchase
Maximum distribution and service (12b-1) fees of 0.25%	Maximum distribution and service (12b-1) fees of 1.00%	Maximum distribution and service (12b-1) fees of 1.00%
	Converts to Class A shares eight years after the month in which the shares were purchased, thus reducing future annual expenses	Does not convert to Class A shares, so annual expenses do not decrease
For an investment of $1 million or more, only Class A shares are available	Shareholders investing $100,000 or more may not purchase Class B shares. Requests to purchase Class B shares by such shareholders will not be honored	Shareholders investing $1 million or more may not purchase Class C shares. Such requests to purchase Class C shares will automatically be treated as a request to purchase Class A shares

1A 1% CDSC is imposed on purchases of $1 million or more of Class A shares, at NAV, that are redeemed within 12 months of purchase.

Each Fund has adopted a Distribution and Service Plan (Plan) pursuant to Rule 12b-1 under the 1940 Act for each of its Class A, Class B and Class C shares. Such Plans permit the Funds to pay marketing and other fees to support both the sale and distribution of each Class of shares as well as the services provided to shareholders by their financial advisor or financial intermediary. Under the Class A Plan, a Fund may pay Waddell & Reed, Inc. (Waddell & Reed) a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Class A shares. This fee is to reimburse Waddell & Reed for, either directly or through third parties, distributing the Fund's Class A shares, providing personal service to Class A shareholders and/or maintaining Class A shareholder accounts. Under the Class B Plan and the Class C Plan, each Fund may pay Waddell & Reed, on an annual basis, a maximum service fee of 0.25% of the average daily net assets of that class to compensate Waddell & Reed for, either directly or through third parties, providing personal service to shareholders of that class and/or maintaining shareholder accounts for that class and a maximum distribution fee of 0.75% of the average daily net assets of that class to compensate Waddell & Reed for, either directly or through third parties, distributing shares of that class. No payment of the distribution fee will be made, and no deferred sales charge will be paid, to Waddell & Reed by any Fund if, and to the extent that, the aggregate distribution fees paid by the Fund and the deferred sales charges received by Waddell & Reed with respect to the Fund's Class B or Class C shares would exceed the maximum amount of such charges that Waddell & Reed is permitted to receive under the rules of the Financial Industry Regulatory Authority (FINRA) (formerly, the National Association of Securities Dealers, Inc.) as then in effect.

Since these fees are paid out of a Fund's assets or income on an ongoing basis, over time they will increase the cost and reduce the return of an investment. The higher fees for Class B and Class C shares may result in a lower NAV than Class A shares and may cost you more over time than paying the initial sales charge for Class A shares. All or a portion of these fees may be paid to your financial advisor.

Class A shares

Class A shares are subject to an initial sales charge when you buy them, based on the amount of your investment, according to the table below. As noted, Class A shares pay an annual 12b-1 fee of up to 0.25% of average Class A net assets. The ongoing expenses of Class A shares are lower than those for Class B or Class C shares and typically higher than those for Class Y shares.

Calculation of Sales Charges on Class A Shares

Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
-------------	--------------	--------------	--------------
under $100,000	5.75%	6.10%	5.00%
$100,000 to less than $200,000	4.75	4.99	4.00
$200,000 to less than $300,000	3.50	3.63	2.80
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

1Due to the rounding of the NAV and the offering price of a fund to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher or lower than the percentage stated above.

2No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund will impose a CDSC of 1.00% on certain redemptions made within 12 months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price.

Waddell & Reed may pay dealers up to 1.00% on investments made in Class A shares with no initial sales charge.

Waddell & Reed or its affiliates may pay additional compensation from its own resources to broker-dealers based upon the value of shares of a Fund owned by the broker-dealer for its own account or for its customers, including compensation for shares of the Funds purchased by customers of such broker-dealers without payment of a sales charge. Please see "Additional Compensation to Intermediaries" for more information.

Sales Charge Reductions

Lower sales charges on the purchase of Class A shares are available by:

  Rights of Accumulation: combining the value of additional purchases of shares of any of the funds in Waddell & Reed Advisors Funds and/or Waddell & Reed InvestEd Portfolios, Inc. with the NAV of Class A, Class B or Class C shares already held in your account or in an account eligible for grouping with your account (see "Account Grouping" below). To be entitled to Rights of Accumulation, you must inform Waddell & Reed that you are entitled to a reduced sales charge and provide Waddell & Reed with the name and number of the existing account(s) with which your purchase may be combined. The reduced sales charge is applicable only to the new purchase. It is not retroactive to shares already held in your account or in an account eligible for grouping with your account.
  Letter of Intent: grouping all purchases of the funds referenced above, made during a thirteen-month period pursuant to a Letter of Intent (LOI). By signing a LOI, which is available from Waddell & Reed, you indicate an intention to invest, over a thirteen-month period, a dollar amount sufficient to qualify for a reduced sales charge. In determining the amount which you must invest in order to qualify for a reduced sales charge under the LOI, your Class A, Class B or Class C shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described in "Account Grouping" below, will be included. Purchases made during the 30-day period prior to receipt by WRSCO of a properly completed LOI will be considered for purposes of determining whether a shareholder has satisfied the LOI. If Waddell & Reed reimburses the sales charge for purchases prior to receipt by WRSCO of an LOI, the thirteen-month LOI period will be deemed to have commenced on the date of the earliest purchase within the 30 days prior to receipt by WRSCO of the LOI.
  Account Grouping: grouping purchases by certain related persons. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase of Class A shares in any account that you own may be grouped with the current account value of purchased Class A, Class B and/or Class C shares in any other account that you may own, or in accounts of household members of your immediate family (spouse and children under 21). Please note that grouping is allowed only for a) accounts of the owner that have the same address or Social Security or other taxpayer identification number, and b) accounts of immediate family members living (or maintaining a permanent address) in the same household as the owner. Please review the SAI for additional information regarding Account Grouping. For purposes of account grouping, an individual's domestic partner may be treated as his or her spouse.

With respect to purchases under retirement plans:

1. All purchases of Class A shares made for a participant in a multi-participant retirement plan may be grouped only with other purchases made under the same plan.

2.         All purchases of Class A shares made under an employee benefit plan described in Section 401 of the Internal Revenue Code of 1986, as amended (the Code) (Qualified Plan), that is maintained by a corporate employer and all plans of any one employer or affiliated employers will also be grouped. All Qualified Plans of an employer who is a franchisor and those of its franchisee(s) may also be grouped.

3.         All purchases of Class A shares made under a simplified employee pension plan (SEP), SIMPLE IRA or similar arrangement adopted by an employer or affiliated employers may be grouped. Additionally, if elected, the purchases made by individual employees under such plan may also be grouped with the other accounts of the individual employees if such grouping would be more beneficial to an individual.

4.         All purchases of Class A shares made by you or your spouse for your or your spouse's IRAs, salary reduction plan accounts under Section 457 of the Code, or Code Section 403(b) tax-sheltered accounts may be grouped, as well as your or your spouse's Keogh plan accounts, provided that you and your spouse are the only participants in the Keogh plan.

In order for an eligible purchase to be grouped, you must advise Waddell & Reed at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Shares of Waddell & Reed Advisors Cash Management, Inc. are not eligible for either Rights of Accumulation or Letter of Intent privileges, unless such shares have been acquired by exchange for Class A shares on which a sales charge was paid, or as a dividend or distribution on such acquired shares.

If you are investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without a sales charge. However, you may be charged a CDSC of 1.00% on any shares purchased without a sales charge that you sell within the first 12 months of owning them. This CDSC may be waived under certain circumstances, as noted in this Prospectus. Your financial advisor or a Client Services representative can answer your questions and help you determine if you are eligible.

For clients of Waddell & Reed and Legend, the grouping privileges described above also apply to the corresponding classes of shares of funds in the Ivy Family of Funds.

Sales Charge Waivers for Certain Investors

Class A shares may be purchased at NAV by:

  The Directors and officers of the Fund or of any affiliated entity of Waddell & Reed, current and certain retired employees of Waddell & Reed and its affiliates, current and certain retired financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children's spouses and spouse's parents of each (including purchases into certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of Waddell & Reed
  Retirement plan accounts held in the Waddell & Reed Advisors Retirement Plan, offered and distributed by Nationwide Investment Services Corporation through Nationwide Trust Company, FSB retirement programs
  Shareholders/participants reinvesting, into their non-retirement account in a Fund, the proceeds from mandatory redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from a retirement plan where Fiduciary Trust Company of New Hampshire is custodian, provided such reinvestment is made within 60 days of receipt of the required minimum distribution
  Participants in a 401(k) plan or a 457 plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund's records

  Participants in a 401(a) plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund's records and are segregated from any other retirement plan assets
  Shareholders investing through certain investment advisors and broker-dealers in fee-based brokerage or advisory accounts, wrap accounts and asset allocation programs that charge asset-based fees

  Clients investing through a Managed Allocation Portfolios (MAP) or Strategic Portfolio Allocation (SPA) program available through Waddell & Reed

For purposes of determining sales at NAV, an individual's domestic partner may be treated as his or her spouse.

Sales Charge Waivers for Certain Transactions

Class A shares may be purchased at NAV through:

  Exchange of Class A shares of any fund in the Waddell & Reed Advisors Funds or shares of Waddell & Reed InvestEd Portfolios, Inc. and, for clients of Waddell & Reed and Legend, Class A shares of any fund in the Ivy Family of Funds if (i) a sales charge was previously paid on those shares, (ii) the shares were received in exchange for shares on which a sales charge was paid or (iii) the shares were acquired from reinvestment of dividends and distributions paid on such shares

  One-Time Reinvestment once each calendar year of all or part of the proceeds of redemption of your Class A shares of a Fund in Class A shares of the Fund, if the reinvestment is made within 60 days of the Fund's receipt of your redemption request

  Payments of Principal and Interest on Loans made pursuant to a 401(a) plan, if such loans are permitted by the plan and the plan may invest in shares of the Fund

Information about the purchase of Fund shares, applicable sales charges and sales charge reductions and waivers is also available, free of charge, at www.waddell.com, including hyperlinks to facilitate access to this information. You will also find more information in each Fund's SAI about sales charge reductions and waivers.

Contingent Deferred Sales Charge

A CDSC may be assessed against your redemption amount of Class B, Class C or certain Class A shares and paid to Waddell & Reed, as further described below. The purpose of the CDSC is to compensate Waddell & Reed for the costs incurred by it in connection with the sale of the Fund's Class B or Class C shares or certain Class A shares. Waddell & Reed pays 4.00% of the amount invested to Legend and other third-party broker-dealers who sell Class B shares and 1.00% of the amount invested to Legend and other third-party broker-dealers who sell Class C shares of certain funds.

The CDSC will not be imposed on shares representing payment of dividends or other distributions and will be assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in NAV above the initial purchase price. In order to determine the applicable CDSC, if any, all purchases are totaled and considered to have been made on the first day of the month in which the purchase was made.

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund assumes that a redemption is made first of shares not subject to a CDSC (including shares which represent reinvested dividends and distributions), and then of shares that represent the lowest sales charge.

Unless instructed otherwise, when requested to redeem a specific dollar amount, a Fund will redeem additional shares of the applicable class that are equal in value to the CDSC. For example, should you request a $1,000 redemption and the applicable CDSC is $27, the Fund will redeem shares having an aggregate NAV of $1,027, absent different instructions. The shares redeemed for payment of the CDSC are not subject to a CDSC.

Class B shares

Class B shares are not subject to an initial sales charge when you buy them. However, you may pay a CDSC if you sell your Class B shares within six years of their purchase, based on the table below. As noted earlier, Class B shares pay a maximum annual 12b-1 service fee of 0.25% of average net assets and a maximum annual distribution fee of 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class B shares, and any reinvested dividends and other distributions paid on such shares, automatically convert to Class A shares, on a monthly basis, eight years after the end of the month in which the shares were purchased. Such conversion will be on the basis of the relative NAVs per share, without the imposition of any sales load, fee or other charge. The conversion from Class B shares to Class A shares is not considered a taxable event for Federal income tax purposes.

The Fund will redeem your Class B shares at their NAV next calculated after receipt of a written request for redemption in good order, subject to the CDSC identified below.

CDSC on Shares Sold Within Year	As % of Amount Subject to Charge
1	5.0%
2	4.0%
3	3.0%
4	3.0%
5	2.0%
6	1.0%
7+	0.0%

In the table, a year is a 12-month period. In order to determine the applicable CDSC, if any, all purchases are totaled and considered to have been made on the first day of the month in which the purchase was made. For example, if a shareholder opens an account on November 20, 2008, then redeems all Class B shares on November 18, 2009, the shareholder will pay a CDSC of 4.00%, the rate applicable to redemptions made within the second year of purchase.

Shareholders who are eligible to purchase Class A shares at a reduced sales charge due to the breakpoints available on a purchase of $100,000 or more of Class A shares, or through Rights of Accumulation, a Letter of Intent or grouping purchases by certain related persons may not purchase Class B shares. In such case, requests to purchase Class B shares will not be accepted. The Fund will not apply the limitation to Class B share purchases made by shareholders whose shares are held in an omnibus account on any of the Funds' records and it will be the responsibility of the broker-dealer holding the omnibus account to apply the limitation for such purchases.

Class C shares

Class C shares are not subject to an initial sales charge when you buy them, but if you sell your Class C shares within 12 months after purchase, you may pay a 1.00% CDSC, which will be applied to the lesser of amount invested or redemption value of the shares redeemed. As noted above, Class C shares pay a maximum annual 12b-1 service fee of 0.25% of average net assets and a maximum annual distribution fee of 0.75% of average net assets. Over time, those fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class C shares do not convert to any other class; therefore, if you anticipate holding the shares for five years or longer, Class C shares may not be appropriate.

Shareholders who are investing $1 million through a sales charge reduction feature, including a shareholder eligible to purchase Class A shares at no sales charge due to the breakpoints available on a purchase of $1 million or more of Class A shares, or through Rights of Accumulation, a Letter of Intent or grouping purchases by certain related persons may not purchase Class C shares. In such case, requests to purchase Class C shares will automatically be treated as a request to purchase Class A shares. The Fund will not apply the limitation to Class C share purchases made by shareholders whose shares are held in an omnibus account on any of the Funds' records and it will be the selling broker-dealer's responsibility to apply the limitation for such purchases.

The CDSC for Class B or Class C shares and for Class A shares that are subject to a CDSC will not apply in the following circumstances:

  redemptions of shares requested within one year of the shareholder's death or disability, provided the Fund is notified of the death or disability at the time of the request and furnished proof of such event satisfactory to Waddell & Reed redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from a qualified retirement plan, a required minimum distribution from an IRA, a Keogh plan or a custodial account under Section 457(b) or 403(b)(7) of the Code, a tax-free return of an excess contribution, or that otherwise results from the death or disability of the employee, as well as in connection with redemptions by any tax-exempt employee benefit plan for which, as a result of subsequent law or legislation, the continuation of its investment would be improper redemptions of shares purchased by current or retired Directors of the Fund, Directors of affiliated companies, current or retired officers of the Fund, employees of Waddell & Reed and its affiliates, financial advisors of Waddell & Reed and its affiliates, and by the members of the immediate families of such persons redemptions of shares made pursuant to a shareholder's participation in the systematic withdrawal service offered by the Fund, subject to the limitations on the service as further disclosed in the Fund's SAI (the service and this exclusion from the CDSC do not apply to a one-time withdrawal)
  redemptions the proceeds of which are reinvested within 60 days in shares of the same class of the Fund as that redeemed redemptions of Fund shares the proceeds of which are sent directly by the Fund to an insurance company or its agent for investment in any of the Waddell & Reed Advisors Funds, Ivy Family of Funds and/or Ivy Funds Variable Insurance Portfolios, Inc., as directed by the redeeming shareholder, through a retirement plan product or savings plan product offered by that insurance company redemptions of Fund shares exchanged for shares of the corresponding class of any fund in the Waddell & Reed Advisors Funds or Waddell & Reed InvestEd Portfolios, Inc. and, for clients of Waddell & Reed and Legend, for shares of the corresponding class of any fund in the Ivy Family of Funds redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the aggregate NAV of the shares is less than $500 redemptions effected by another registered investment company by virtue of a merger or other reorganization with the Fund for select Waddell & Reed Advisors Funds, redemptions made by shareholders that have purchased shares of the Funds through certain group plans that have selling agreements with Waddell & Reed and that are administered by a third party and/or for which brokers not affiliated with Waddell & Reed provide administrative and recordkeeping services for clients of certain third-party broker-dealers, redemptions of Class C shares for which the selling broker-dealer was not paid an up-front commission by Waddell & Reed

These exceptions may be modified or eliminated by a Fund at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Fund's right to liquidate a shareholder's shares, which may require certain notice.

Class Y shares

Class Y shares are not subject to a sales charge or annual 12b-1 fees. Class Y shares are only available for purchase by:

  Waddell & Reed InvestEd Portfolios, Inc.
  participants of employee benefit plans established under Section 403(b) or Section 457 of the Code, or qualified under Section 401 of the Code, including 401(k) plans, if the value of the plan exceeds $10,000,000, the shares are held in an omnibus account on the Fund's records and an unaffiliated third party provides administrative and/or other support services participants in Waddell & Reed Financial, Inc. Retirement Plans

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from the Funds' share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The Funds and Waddell & Reed are not responsible for, and have no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes as not all share classes may be made available.

Additional Compensation to Intermediaries

Your financial advisor and the financial intermediary with which your advisor is affiliated typically will receive compensation when you buy and/or hold Fund shares. The source of that compensation may include: the sales load, if any, that you pay as an investor; and/or the 12b-1 fee, if applicable, paid by the class of shares of the Fund that you own; networking and/or sub-accounting fees paid by the Funds; and payments by Waddell & Reed and/or its affiliates, from their own resources.

The amount and type of compensation that your financial advisor or intermediary receives will vary based upon the share class you buy, the value of those shares and the compensation practices of the intermediary. Compensation to the intermediary generally is based on the value of shares of the Funds owned by the intermediary for its own account or for its clients and may also be based on the gross and/or net sales of the Fund shares attributable to the intermediary. That compensation recognizes the distribution, administrative, promotional and other services provided by the intermediary, and may be required by the intermediary in order for the Funds to be available for sale by the intermediary. The rate of compensation depends upon various factors, including but not limited to the intermediary's established policies and prevailing practices in different segments of the financial services industry. In addition, an intermediary may maintain omnibus accounts or similar arrangements with a Fund for consolidated holdings of Fund shares by its clients, and may receive payments from Waddell & Reed or its affiliates or the Funds for providing related recordkeeping and other services.

Waddell & Reed may also compensate an intermediary and/or financial advisor for Waddell & Reed's participation in various activities sponsored and/or arranged by the intermediary, including but not limited to programs that facilitate educating financial advisors and/or their clients about various topics, including the Funds. Waddell & Reed may also pay, or reimburse, an intermediary for certain other costs relating to the marketing of the Funds. The rate of compensation depends upon various factors, including but not limited to the nature of the activity and the intermediary's established policies.

Compensation arrangements such as those described above are undertaken, among other reasons, to help secure and maintain appropriate availability, visibility and competitiveness for the Funds, such that they may be widely available and have the capacity to grow and potentially gain economies of scale for Fund shareholders. Please consult each Fund's SAI for additional information regarding compensation arrangements with intermediaries.

Potential Conflicts of Interest

Waddell & Reed is a retail broker-dealer and is the principal underwriter and distributor of the Funds and certain other mutual funds. Waddell & Reed financial advisors sell primarily shares of the Waddell & Reed Advisors and Ivy mutual fund families (Fund Families). WRIMCO and IICO (Managers) manage the assets of the respective Fund Families. Waddell & Reed and the Managers are subsidiaries of Waddell & Reed Financial, Inc.

Waddell & Reed financial advisors are not required to sell only shares of the funds in the Fund Families, have no sales quotas with respect to the Funds and receive the same percentage rate of compensation for all shares of mutual funds they sell, including shares of the funds in the Fund Families. It is possible, however, for Waddell & Reed and its affiliated companies to receive more total revenue from the sale of shares of the funds in the Fund Families than from the sale of shares of other mutual funds that are not affiliated with Waddell & Reed (Externally Managed Funds). This is because the Managers earn investment advisory fees for providing investment management services to the funds in the Fund Families. These fees are assessed daily on the net assets held by the funds in the Fund Families and are paid to the Managers out of fund assets.

Increased sales of shares of the Fund Families generally result in greater revenues, and greater profits, to Waddell & Reed and the Managers, since payments to Waddell & Reed and the Managers increase as more assets are invested in the Fund Families. Waddell & Reed employee compensation (including management and certain sales force leader compensation), financial advisor compensation and operating goals at all levels are tied to Waddell & Reed's overall profitability. Therefore, Waddell & Reed management, sales leaders and employees generally spend more time and resources promoting the sale of shares of the funds in the Fund Families rather than Externally Managed Funds. This results in more training and product support for Waddell & Reed financial advisors to assist them with sales of shares of the funds in the Fund Families. Ultimately, this will typically influence the financial advisor's decision to recommend the Fund Families even though they may have access to Externally Managed Funds that may have superior performance to and/or lower fund expenses than the funds in the Fund Families.

Waddell & Reed also offers financial planning services as a registered investment adviser. Waddell & Reed financial advisors typically encourage new clients to purchase a financial plan for a fee. If the client elects to implement the recommendations produced as part of the financial plan, it is likely that the financial advisor will recommend the purchase of shares of funds in the Fund Families, though the client is not obligated to purchase such shares through Waddell & Reed. For more detailed information on the financial planning services offered by Waddell & Reed financial advisors, including fees and investment alternatives, clients should obtain from their financial advisor or Waddell & Reed and read a copy of Waddell & Reed's Form ADV Disclosure Brochure.

PORTABILITY

Waddell & Reed is a broker-dealer and is also the principal underwriter and retail distributor of the Funds. The Funds are generally available for sale primarily through Waddell & Reed financial advisors. Although Waddell & Reed financial advisors have no sales quotas with respect to the Funds, are not required to sell only the Funds and may offer and sell other mutual funds, if you elect to work with a Waddell & Reed financial advisor it is likely that the advisor will recommend primarily the Funds. For more information about conflicts of interest, please see "Potential Conflicts of Interest." Therefore, you need to understand that the Funds are considered to be proprietary mutual funds. Generally, shares of proprietary mutual funds may only be held on the funds' records in an omnibus account for a selling broker-dealer or other financial intermediary ("Financial Intermediary") or in an individual shareholder account assigned to a Financial Intermediary if the Financial Intermediary has entered into a selling agreement with the funds' distributor or an authorized affiliate. Only a small number of Financial Intermediaries currently have such agreements with Waddell & Reed. As such, the Funds cannot (except in extremely limited circumstances) be sold by, transferred to, or held by a Financial Intermediary other than Waddell & Reed. Therefore, if you elect to purchase shares of the Funds through your Waddell & Reed financial advisor, you should consider that you will likely need to liquidate these shares, which may cause adverse tax consequences, if you later decide to transfer your account to another Financial Intermediary. The ability of such Financial Intermediary to continue to hold Fund shares is subject to the continued effectiveness of the Financial Intermediary's selling agreement, which may be terminated without notice to you.

Ways to Set Up Your Account (for Class A, Class B and Class C shares)

The different ways to set up (register) your account are listed below.

Individual or Joint Tenants
 For your general investment needs

Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

Business or Organization
 For investment needs of corporations, associations, partnerships, institutions or other groups

Retirement and other Tax-Advantaged Savings Plans
 To shelter your savings from income taxes

Retirement and other tax-advantaged savings plans allow individuals to shelter investment income and capital gains from current income taxes. In addition, contributions to these accounts (other than Roth IRAs and Coverdell Education Savings Accounts) may be tax-deductible.

  Individual Retirement Accounts (IRAs) allow certain individuals under age 70 1/2, with earned income, to invest up to the Annual Dollar Limit per year. For 2008, the Annual Dollar Limit is $5,000 and indexed for inflation in $500 increments thereafter. For individuals who have attained age 50 by the last day of the taxable year for which a contribution is made, the Annual Dollar Limit is increased to include a "catch-up" contribution. The maximum annual catch-up contribution is $1,000. For each of year 2008 and 2009, certain 401(k) plan participants who receive in that year at least 50% matching contributions of employer stock from an employer that in any preceding taxable year (a) declared bankruptcy and (b) was subject to indictment or conviction resulting from transactions related to the bankruptcy may each make a special IRA "catch-up" contribution of up to $3,000 for that year. An individual who makes this special "catch-up" contribution for a year may not make the $1,000 catch-up contribution otherwise available for having attained age 50. The maximum annual contribution for an individual and his or her spouse is the sum of their separate Annual Dollar Limits or, if less, the couple's combined earned income for the taxable year.
  IRA Rollovers retain special tax advantages for certain distributions from employer-sponsored retirement plans.
  Roth IRAs allow certain individuals to make nondeductible contributions up to the Annual Dollar Limit per year (as identified above). The maximum annual contribution for an individual and his or her spouse is the sum of their separate Annual Dollar Limits or, if less, the couple's combined earned income for the taxable year. An individual's maximum Roth IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a traditional IRA for that year. Withdrawals of earnings may be tax-free if the account is at least five years old and certain other requirements are met.
  Coverdell Education Savings Accounts (formerly, Education IRAs) are established for the benefit of a minor, with nondeductible contributions up to $2,000 per taxable year, and permit tax-free withdrawals to pay the qualified education expenses of the beneficiary. Special rules apply where the beneficiary is a special needs person.
  Simplified Employee Pension Plans (SEP-IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages and contribution limits as a profit sharing plan but with fewer administrative requirements.
  Savings Incentive Match Plans for Employees (SIMPLE Plans) can be established by small employers to contribute to, and allow their employees to contribute a portion of their wages on a pre-tax basis to, retirement accounts. This plan-type generally involves fewer administrative requirements than 401(k) or other Qualified Plans.
  Owner-only Keogh Plans allow self-employed individuals and their spouses, or one or more partners and their spouses, to make tax-deductible contributions for themselves of up to 100% of their adjusted annual earned income, with a maximum of $46,000 for 2008.
  Pension and Profit-Sharing Plans, including 401(k) Plans, allow corporations and nongovernmental tax-exempt organizations of all sizes and/or their employees to contribute a percentage of the employees' wages or other amounts on a tax-deferred basis. These accounts need to be established by the administrator or trustee of the plan. A Roth 401(k) contribution option may also be available on a qualified 401(k) Plan.
  403(b) Custodial Accounts are available to certain employees of public school systems, churches and Code Section 501(c)(3) (that is, tax-exempt) organizations. A Roth 403(b) contribution option may also be available.
  457(b) Plans allow certain employees of state and local governments and tax-exempt organizations to contribute a portion of their compensation on a tax-deferred basis.

Gifts or Transfers to a Minor
 To invest for a child's education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $12,000 a year per child free of Federal transfer tax consequences. Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA).

Trust
 For money being invested by a trust

The trust must be established before an account can be opened, or you may use a trust form made available by Waddell & Reed. Contact your financial advisor for the form.

Pricing of Fund Shares

The price to buy a share of a Fund, called the offering price, is calculated every business day. Each Fund is open for business every day the New York Stock Exchange (NYSE) is open. The Funds normally calculate their NAVs as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by a Fund may be priced at the close of the regular session of any other securities exchange on which that instrument is traded. As noted in this Prospectus, certain Funds may invest in securities listed on foreign exchanges, or otherwise traded in a foreign market, which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of a Fund's shares may be significantly affected on days when the Fund does not price its shares and when you are not able to purchase or redeem the Fund's shares. The offering price of a share (the price to buy one share of a particular class) is the next NAV calculated per share of that class plus the applicable sales charge (for Class A shares).

In the calculation of a Fund's NAV:

  The securities in the Fund's portfolio that are listed or traded on an exchange are valued primarily using market prices.
  Bonds and certain credit default swap instruments are generally valued according to prices quoted by an independent pricing service.
  Short-term debt securities are valued at amortized cost, which approximates market value.
  Other investment assets for which market prices are unavailable or are unreliable are valued at their fair value by or at the direction of the Board of Directors, as discussed below.

When a Fund believes a reported market price for a security does not reflect the amount the Fund would receive on a current sale of that security, the Fund may substitute for the market price a fair-value determination made according to procedures approved by the Board of Directors. A Fund may also use these procedures to value certain types of illiquid securities. In addition, fair value pricing generally will be used by a Fund if the exchange on which a portfolio security is traded closes early or if trading in a particular security is halted during the day and does not resume prior to the time the Fund's NAV is calculated.

A Fund may also use these methods to value securities that trade in a foreign market if a significant event that appears likely to materially affect the value of foreign investments or foreign currency exchange rates occurs between the time that foreign market closes and the time the NYSE closes. Some funds, such as Waddell & Reed Advisors International Growth Fund and Waddell & Reed Advisors Asset Strategy Fund, which may invest a significant portion of their assets in foreign securities (and, with respect to Waddell & Reed Advisors Asset Strategy Fund, in derivatives on those securities), may also be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of fund share prices that may not reflect developments in foreign securities or derivatives markets that occurred after the close of such market but prior to the pricing of Fund shares. In that case, such securities investments may be valued at their fair values as determined according to the procedures approved by the Fund's Board of Directors. Significant events include, but are not limited to, (1) events impacting a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts affecting a country or region, and (4) significant domestic or foreign market fluctuations. The Funds have retained a third-party pricing service (the Service) to assist in valuing foreign securities and foreign futures contracts (collectively, Foreign Securities), if any, held in the Funds' portfolios. The Service conducts a screening process to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a Foreign Security trades is not the current market value as of the close of the NYSE. For Foreign Securities where Waddell & Reed Services Company (WRSCO), in accordance with guidelines adopted by each of the Fund's Board of Directors, believes, at the approved degree of certainty, that the price is not reflective of current market price, WRSCO may use the indication of fair value from the Service to determine the fair value of the Foreign Security. The Service, the methodology or the degree of certainty may change from time to time. The Boards regularly review, and WRSCO regularly monitors and reports to the Boards, the Service's pricing of the Funds' Foreign Securities, as applicable.

Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event – thus potentially alleviating arbitrage opportunities with respect to Fund shares. Another effect of fair valuation is that a Fund's NAV will be subject, in part, to the judgment of the Board of Directors or its designee instead of being determined directly by market prices. When fair value pricing is applied, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities, and therefore, a shareholder purchasing or redeeming shares on a particular day might pay or receive more or less than would be the case if a security were valued differently. The use of fair value pricing may also affect all shareholders in that if redemption proceeds or other payments based on the valuation of Fund assets were paid out differently due to fair value pricing, all shareholders will be impacted incrementally. There is no assurance, however, that fair value pricing will more accurately reflect the value of a security on a particular day than the market price of such security on that day or that it will prevent or alleviate the impact of market timing activities. For a description of market timing activities, please see "Market Timing Policy."

Buying Shares

You may buy shares of each of the Funds through Waddell & Reed and its financial advisors or through advisors of Legend. Shares of certain Funds may also be purchased through non-affiliated third parties that have entered into selling arrangements with Waddell & Reed. To open your account, you must complete and sign an application. Waddell & Reed will only accept account applications through its financial advisors, through advisors of Legend, or through non-affiliated third parties that have selling agreements with Waddell & Reed; Waddell & Reed will not accept unsolicited account applications. Your financial advisor can help you with any questions you might have.

Waddell & Reed generally will not accept new account applications to establish an account with a non-U.S. address (APO/FPO addresses are acceptable).

If your individual account is not maintained on our shareholder servicing system, please contact your selling broker-dealer, plan administrator or third party recordkeeper to purchase shares of the Funds.

By mail: To purchase any class of shares by check, make your check payable to Waddell & Reed, Inc. Mail the check, along with your completed application, to:

Waddell & Reed, Inc.
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

To add to your account by mail: Make your check payable to Waddell & Reed, Inc. Mail the check to Waddell & Reed, along with the detachable form that accompanies the confirmation of a prior purchase or your quarterly statement, or a letter stating your account number, the account registration, the Fund and the class of shares that you wish to purchase.

To add to your account by wire purchase: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, DDA Number 98-0000-797-8.

Purchases by telephone or internet: To purchase Class A, B or C shares of a Fund by Automated Clearing House (ACH) via telephone or internet access, you must have an existing account number and you must have previously established the telephone or internet method to purchase through a completed Express Transaction Authorization Form (separately or within your new account application). Please call 888.WADDELL (888.923.3355) to report your purchase, or fax the information to 800.532.2749. For internet transactions, you may not execute trades greater than $25,000. You may purchase Class Y shares by calling 800.532.2783 or faxing instructions to 800.532.2749. If you need to establish an account for Class Y shares, you may call 800.532.2783 to obtain an account application. You may then return the completed application to Waddell & Reed by mail at the above address, or fax it to 800.532.2749. The original of a faxed application must be received by Waddell & Reed within seven days.

Purchases through the Automatic Investment Service: You can authorize to have funds electronically drawn each month from your bank account through Electronic Funds Transfer (EFT) and invested as a purchase of shares into your Fund account. Complete the appropriate sections of the Account Application to establish the Automatic Investment Service (AIS).

When you place an order to buy shares, your order, if accepted, will be processed at the next offering price calculated after your order is received in proper form by the Fund or its authorized agent. Note the following:

  All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Neither cash nor post-dated checks will be accepted.
  If you buy shares by check and then sell those shares by any method other than by exchange to another fund in the Waddell & Reed Advisors Funds, Ivy Family of Funds and/or Waddell & Reed InvestEd Portfolios, Inc., the payment may be delayed for up to ten days from the date of purchase to ensure that your previous investment has cleared.
  You may purchase shares of certain Funds indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements regarding the purchase of Fund shares. If you purchase shares of a Fund from certain broker-dealers, banks or other authorized third parties, the Fund will be deemed to have received your purchase order when that third party (or its designee) has received your order in proper form. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). Therefore, if your order is received in proper form by that firm before 4:00 p.m. Eastern time on a day in which the NYSE is open, you should generally receive that day's offering price. If your order is received in proper form by that firm after 4:00 p.m. Eastern time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day. You should consult that firm to determine the time by which it must receive your order for you to purchase shares of a Fund at that day's price.
  Broker-dealers that perform account transactions for their clients through the National Securities Clearing Corporation (NSCC) are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the broker-dealer performs any transaction erroneously or improperly. Such broker-dealers have independent agreements with Waddell & Reed, and are compensated for performing account transactions for their clients.

When you sign your account application, you will be asked to certify that your Social Security Number or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

Waddell & Reed reserves the right to reject any purchase orders, including purchases by exchange, and it and the Funds reserve the right to discontinue offering Fund shares for purchase.

Minimum Investments

For Class A, Class B and Class C:

To Open an Account	$500 (per Fund)
For certain exchanges	$100 (per Fund)
For accounts opened with AIS	$50 (per Fund)*
For accounts established through payroll deductions	Any amount

To Add to an Account	Any amount
For certain exchanges	$100 (per Fund)
For AIS	$25 (per Fund)

For Class Y:
To Open an Account/To Add to an Account	Any amount

*An account may be opened with no initial investment and AIS set up on the account if the account is pending a Transfer of Assets from another investment company/retirement account custodian.

Adding to Your Account

Subject to the minimums described above, you can make additional investments of any amount at any time.

If you purchase shares of the Funds from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.

Selling Shares

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

The redemption price (price to sell one share of a particular class of a Fund) is the NAV per share of that Fund class, subject to any applicable CDSC and/or redemption fee.

If your individual account is not maintained on our shareholder servicing system, please contact your selling broker-dealer, plan administrator or third party recordkeeper to sell shares of the Funds.

By mail: Complete an Account Service Request or Retirement Plan Distribution/Withdrawal form, available from your financial advisor, or write a letter of instruction with:

  the name on the account registration
  the Fund's name
  the account number
  the dollar amount or number, and the class, of shares to be redeemed any other applicable special requirements listed in the table below

Deliver the form or your letter to your financial advisor, or mail it to:

Waddell & Reed Services Company
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

Unless otherwise instructed, a check will be sent to the address on the account. For your protection, the address of record must not have been changed within 30 days prior to your redemption request.

By telephone or internet: If you have completed an Express Transaction Authorization Form (separately or within your new account application) you may redeem your shares by telephone or internet. You may request to receive payment of your redemption proceeds via direct ACH or via wire. A fee of $10 per transaction will be charged for wire redemptions on all classes except Class Y. To redeem your Class A, Class B or Class C shares, call 888.WADDELL, fax your request to 800.532.2749, or place your redemption order at www.waddell.com, and give your instructions to redeem your shares via ACH or wire, as applicable. To redeem your Class Y shares, call 800.532.2783, or fax your request to 800.532.2749, and give your instructions to redeem your shares via ACH or via wire, as applicable. You may also request a redemption by check to the address on the account (provided the address has not been changed within the last 30 days). For your protection, banking information must be established on your account for a minimum of 30 days before either a wire redemption or ACH redemption will be processed. Requests by telephone or internet can only be accepted for amounts up to $50,000.

When you place an order to sell shares, your shares will be sold at the NAV next calculated, subject to any applicable CDSC and/or redemption fee, after receipt of a request for redemption in good order by WRSCO or other authorized Fund agent as described above. Note the following:

  If more than one person owns the shares, each owner must sign the written request.
  If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of ten days from the date of purchase or the date the Fund can verify that your purchase check has cleared and been honored.
  Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the SEC.
  Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities when the Fund's Board of Directors determines that conditions exist making cash payments undesirable. The Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.
  If you purchased shares of a Fund from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. The Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order in proper form. Your order will receive the NAV of the redeemed Class, subject to any applicable CDSC and/or redemption fee, next calculated after the order has been received in proper form by the authorized firm (or its designee). Therefore, if your order is received in proper form by that firm before 4:00 p.m. Eastern time on a day on which the NYSE is open, you should generally receive that day's offering price. If your order is received in proper form by that firm after 4:00 p.m. Eastern time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day. You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day's price.
  Broker-dealers that perform account transactions for their clients through the NSCC are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the broker-dealer performs any transaction erroneously or improperly.

Special Requirements for Selling Shares

Account Type	Special Requirements
Individual or Joint Tenant	The written instructions must be signed by all persons required to sign for transactions, exactly as their names appear on the account.
Sole Proprietorship	The written instructions must be signed by the individual owner of the business.
UGMA, UTMA	The custodian must sign the written instructions indicating capacity as custodian.
Retirement Account	The written instructions must be signed by a properly authorized person (for example, employer, plan administrator, or trustee).
Trust	The trustee must sign the written instructions indicating capacity as trustee. If the trustee's name is not in the account registration, provide a currently certified copy of the trust document.
Business or Organization	At least one person authorized by corporate resolution to act on the account must sign the written instructions.
Conservator, Guardian or Other Fiduciary	The written instructions must be signed by the person properly authorized by court order to act in the particular fiduciary capacity.

A Fund may require a signature guarantee in certain situations such as:

  a redemption request made by a corporation, partnership or fiduciary a redemption request made by someone other than the owner of record the check is made payable to someone other than the owner of record a check redemption request if the address on the account has been changed within the last 30 days

This requirement is to protect you and Waddell & Reed from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

Each Fund reserves the right to redeem at NAV all of your Fund shares in your account if the aggregate NAV of those shares is less than $500. The Fund will give you notice and 60 days to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares in that Fund to $500. These redemptions will not be subject to a CDSC. The Fund will not apply its redemption right to individual retirement plan accounts or to accounts which have an aggregate NAV of less than $500 due to changes in the market.

You may reinvest, without charge, all or part of the amount of Class A shares of a Fund you redeemed by sending to the Fund the amount you want to reinvest. The reinvested amounts must be received by the Fund within 60 days after the date of your redemption, and the reinvestment must be made into the same Fund, account, and class of shares from which it had been redeemed. You may do this only once each calendar year with Class A shares of a Fund.

The CDSC will not apply to the proceeds of Class A (as applicable), Class B or Class C shares of a Fund which are redeemed and then reinvested in shares of the same class of the Fund within 60 days after such redemption. Waddell & Reed will, with your reinvestment, restore an amount equal to the CDSC attributable to the amount reinvested by adding the CDSC amount to your reinvestment. For purposes of determining a future CDSC, the reinvestment will be treated as a new investment. You may do this only once each calendar year as to Class A shares of a Fund, once each calendar year as to Class B shares of a Fund and once each calendar year as to Class C shares of a Fund. The reinvestment must be made into the same fund, account and class of shares from which it had been redeemed. This privilege may be eliminated or modified at any time without prior notice to shareholders.

Telephone Transactions

The Funds and their agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. WRSCO, the Funds' transfer agent, will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If WRSCO fails to do so, WRSCO may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

Shareholder Services

Waddell & Reed provides a variety of services to help you manage your account.

Personal Service

Your local financial advisor is available to provide personal service. Additionally, a toll-free call, 888.WADDELL, connects you to a Client Services Representative or our automated customer telephone service. During normal business hours, our Client Services staff is available to answer your questions or update your account records. The Client Services Representative can help you:

  obtain information about your accounts
  obtain price information about other funds in the Waddell & Reed Advisors Funds obtain a Fund's current prospectus, SAI, annual report, or other information about each Fund request duplicate statements
  transact certain account activity, including exchange privileges and redemption of shares

At almost any time of the day or night, you may access your account information from a touch-tone phone through our automated customer telephone service, provided your account is maintained on our shareholder servicing system; otherwise, you should contact the introducing broker.

Internet Service

Our web site, www.waddell.com, is also available. If you do not currently have an account established that is maintained on our shareholder servicing system, you may use the web site to obtain information about the Funds, including accessing a Fund's current prospectus, SAI, annual report or other information. If you have an account set up that is maintained on our shareholder servicing system, you may also use the web site to obtain information about your account, and to transact certain account activity, including exchange privileges and redemption of shares, if you have established Express Transactions for your account.

Reports

Statements and reports sent to you include the following:

  confirmation statements (after every purchase (other than those purchases made through Automatic Investment Service), after every exchange (other than rebalance-related exchange transactions for SPA and MAP products) and after every transfer or redemption)
  quarter-to-date statements (quarterly)
  year-to-date statements (after the end of the fourth calendar quarter)
  annual and semiannual reports to shareholders (every six months)

To avoid sending duplicate copies of materials to households and thereby reduce expenses, only one copy of a Fund's most recent prospectus and annual and semiannual reports to shareholders may be mailed to shareholders having the same last name and address in the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. You may call the telephone number listed for Client Services if you need additional copies of the documents. You may also visit www.waddell.com to view and/or download these documents, as well as other information about each Fund.

You may now elect to receive your quarterly statements and/or prospectus and shareholder reports electronically. In order to do so, go to the "Login To My Account" feature available via www.waddell.com.

Exchange Privileges

Except as otherwise noted, you may sell (redeem) your shares and buy shares of the same class of another Fund in the Waddell & Reed Advisors Funds without the payment of an additional sales charge if you exchange Class A shares or without payment of a CDSC when you exchange Class B or Class C shares, or certain Class A shares. For Class B and Class C shares, or Class A shares to which the CDSC would otherwise apply, the time period for the CDSC will continue to run. However, exchanges of Class A shares from Waddell & Reed Advisors Cash Management, Inc. are subject to any sales charge applicable to the Fund being exchanged into, unless the Waddell & Reed Advisors Cash Management, Inc. shares were previously acquired by an exchange from Class A shares of another Waddell & Reed Advisors Fund for which a sales charge was paid (or represent reinvestment of dividends and distributions paid on such shares). You may sell your Class Y shares of any of the Funds and buy Class Y shares of another Fund or Class A shares of Waddell & Reed Advisors Cash Management, Inc. Class A shares of any of the Funds may also be exchanged for shares of Waddell & Reed InvestEd Portfolios, Inc.

For clients of Waddell & Reed and Legend, these same exchange privileges for Class A, Class B and Class C shares also apply to the corresponding classes of shares in the Ivy Family of Funds. Shareholders of Class Y shares (other than the Portfolios within Waddell & Reed InvestEd Portfolios, Inc.) may exchange their Class Y shares for Class I shares of funds within the Ivy Family of Funds.

Shares of Waddell & Reed Advisors Accumulative Fund that were acquired as a result of the merger of Ivy Growth Fund into Waddell & Reed Advisors Accumulative Fund effected June 16, 2003 (and any additional shares of Waddell & Reed Advisors Accumulative Fund purchased or acquired through reinvestment of distributions) may be exchanged only for shares of the same class of a fund in the Ivy Family of Funds. They may not be exchanged for the shares of any other fund in the Waddell & Reed Advisors Funds.

As of December 1, 2003, Class B and Class C shares of Waddell & Reed Advisors Cash Management, Inc. are not available for direct investment. Therefore, you may utilize Class A shares of Waddell & Reed Advisors Cash Management, Inc. for your Funds Plus Service into any other class of a non-money market Fund. Please see each Fund's SAI for additional information.

You may exchange only into funds that are legally permitted for sale in your state of residence. Currently, each fund within the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. and Ivy Family of Funds may only be sold within the United States, the Commonwealth of Puerto Rico and the U.S. Virgin Islands. Note that exchanges out of a Fund may have tax consequences for you. Before exchanging into a fund, read its prospectus.

Important Exchange Information

  You must exchange into the same share class you currently own (except that you may exchange Class Y shares of any of the Funds for Class A shares of Waddell & Reed Advisors Cash Management, Inc., and in certain situations you may exchange Class A shares of Waddell & Reed Advisors Cash Management, Inc. for Class B or Class C shares of any of the other Funds).
  An exchange is considered a taxable event and may result in a capital gain or a capital loss for tax purposes.

Converting Shares

Self-directed Conversions: If you hold Class A and are eligible to purchase Class Y shares, as described above in the section entitled "Class Y shares," you may be eligible to convert your Class A shares to Class Y shares of the same Fund, subject to the discretion of Waddell & Reed to permit or reject such a conversion. Please contact Client Services directly to request a conversion.

Mandatory Conversions: If a shareholder no longer meets the minimum requirements to own a particular class of shares, the Fund may automatically convert those shares into another class of shares of the same Fund. The Fund will notify the shareholder in writing before any mandatory conversion from one class of shares of the Fund into another.

A conversion, whether self-directed or mandatory, between share classes of the same Fund is a non-taxable event.

If you convert from one class of shares to another, the transaction will be based on the respective net asset values of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's net asset values. At the time of conversion, the total dollar value of your "old" shares will equal the total dollar value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your "new" shares compared with that of your "old" shares.

How to Exchange

By mail: Send your written exchange request to WRSCO at the address listed under "Selling Shares."

By telephone: Call Waddell & Reed at 888.WADDELL to authorize an exchange transaction. To process your exchange order by telephone, you must have telephone exchange privileges on your account. Waddell & Reed employs reasonable procedures that require personal identification prior to acting on exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, Waddell & Reed may be liable for any losses due to unauthorized or fraudulent telephone instructions.

By internet: You will be allowed to exchange by internet if (1) you have established the internet trading option; and (2) you can provide proper identification information.

If your individual account is not maintained on our shareholder servicing system, please contact your selling broker-dealer, plan administrator or third party recordkeeper to exchange shares of the Funds.

Market Timing Policy

The Funds are intended for long-term investment purposes. The Funds will take steps to seek to deter frequent purchases and redemptions in Fund shares (market timing activities). Market timing activities, especially those involving large dollar amounts, may disrupt portfolio investment management and may increase expenses and negatively impact investment returns for all Fund shareholders, including long-term shareholders. Market timing activities may also increase the expenses of WRSCO and/or Waddell & Reed, thereby indirectly affecting the Fund's shareholders.

Certain Funds may be more attractive to investors seeking to engage in market timing activities. For example, to the extent that a Fund, such as Waddell & Reed Advisors International Growth Fund, invests a significant portion of its assets in foreign securities, the Fund may be susceptible to a time zone arbitrage strategy in which investors seek to take advantage of Fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Fund shares. A Fund that invests in securities that are, among other things, thinly traded or traded infrequently is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. An investor may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as price arbitrage). Price arbitrage is more likely to occur in a Fund that invests a significant portion of its assets in small cap companies, such as Waddell & Reed Advisors Small Cap Fund.

To discourage market timing activities by investors, the Funds' Board of Directors has adopted a market timing policy and has approved the procedures of the Funds' transfer agent, WRSCO, for implementing this policy. WRSCO's procedures reflect the criteria that it has developed for purposes of identifying trading activity in Fund shares that may be indicative of market timing activities and outline how WRSCO will monitor transactions in Fund shares. In its monitoring of trading activity in Fund shares, on a periodic basis, WRSCO typically reviews Fund share transactions that exceed certain monetary thresholds and/or numerical transaction limits within a particular time period. In its attempt to identify market timing activities, WRSCO considers many factors, including (but not limited to) the frequency, size and/or timing of the investor's transactions in Fund shares.

As an additional step, WRSCO reviews Fund redemption activity in relation to average assets and purchases within the period. If WRSCO identifies what it believes to be market timing activities in an account held directly on a Fund's records that has not previously exceeded WRSCO's thresholds, WRSCO will suspend exchange privileges by refusing to accept additional purchases in the account for a pre-determined period of time. If an account exceeds WRSCO's thresholds a second time within a twelve (12) month period, exchange privileges will be suspended indefinitely for all accounts owned by the shareholder whose account exceeded the pre-determined thresholds. For trading in Fund shares held in omnibus accounts, WRSCO will, if possible, place a trading block at a taxpayer identification number level or, if that cannot be accomplished, will contact the associated financial intermediary and request that the intermediary implement trading restrictions. In exercising any of the foregoing rights, WRSCO will consider the trading history of accounts under common ownership or control within any of the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios and/or Ivy Funds. For this purpose, transactions placed through the same financial intermediary on an omnibus basis may be deemed a single investor and may be rejected in whole or in part. Transactions placed in violation of a Fund's market timing policy are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

In addition, Waddell & Reed and/or its affiliate, IFDI (collectively, W&R), have entered into agreements with third-party financial intermediaries that purchase and hold Fund shares on behalf of shareholders through omnibus accounts. In general, these agreements obligate the financial intermediary: (1) upon request by W&R, to provide information regarding the shareholders for whom the intermediary holds shares and these shareholders' Fund share transactions; and (2) to restrict or prohibit further purchases of Fund shares through the financial intermediary's account by any shareholder identified by W&R as having engaged in Fund share transactions that violate a Fund's market timing policy. W&R's procedures seek to monitor transactions in omnibus accounts so that W&R may make such further inquiries and take such other actions as it deems appropriate or necessary to enforce the Funds' market timing policy with respect to shareholders trading through omnibus accounts held by third-party intermediaries.

A Fund seeks to apply its market timing policy uniformly to all shareholders and prospective investors. Although the Funds, Waddell & Reed and WRSCO make efforts to monitor for market timing activities and will seek the assistance of financial intermediaries through which Fund shares are purchased or held, the Funds cannot always identify or detect excessive trading that may be facilitated by financial intermediaries because the intermediary maintains the underlying shareholder account. In an attempt to detect and deter excessive trading in omnibus accounts, the Funds, Waddell & Reed or WRSCO may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries (including prohibiting further transactions by such accounts), may require the intermediaries to provide certain information to the Funds regarding shareholders who hold shares through such accounts or may close the omnibus account. The Funds' ability to impose restrictions for accounts traded through particular intermediaries may vary depending upon systems capabilities, applicable contractual restrictions, and cooperation of those intermediaries. There can be no assurance that the Funds will be able to identify or eliminate all market timing activities, and the Funds may not be able to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries.

A financial intermediary through which an investor may purchase shares of a Fund may also independently attempt to identify trading it considers inappropriate, which may include frequent or short-term trading, and take steps to deter such activity. In some cases, the intermediary may require the Funds' consent or direction to undertake those efforts. In other cases, the Funds may elect to allow the intermediary to apply its own policies with respect to frequent trading in lieu of seeking to apply the Funds' policies to shareholders investing in the Funds through such intermediary, based upon the Funds' conclusion that the intermediary's policies sufficiently protect shareholders of the Funds. In either case, the Funds may have little or no ability to modify the parameters or limits on trading activity set by the intermediary. As a result, an intermediary may limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by the Funds and discussed in this Prospectus. If an investor purchases a Fund's shares through a financial intermediary, that investor should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to that account.

Due to the complexity and subjectivity involved in identifying market timing activities and the volume of shareholder transactions that WRSCO processes, there can be no assurance that the Funds' and WRSCO's policies and procedures will identify all trades or trading practices that may be considered market timing activity. WRSCO may modify its procedures for implementing the Funds' market timing policy and/or its monitoring criteria at any time without prior notice. The Fund, WRSCO and/or Waddell & Reed shall not be liable for any loss resulting from rejected purchase orders or exchanges.

A Fund's market timing policy, in conjunction with the use of fair value pricing and application of the redemption fee, is intended to reduce a shareholder's ability to engage in market timing activities, although there can be no assurance that a Fund will eliminate market timing activities.

Redemption Fee/Exchange Fee

To further discourage the use of the Funds as a vehicle for excessive short-term trading, each of the Funds will deduct a redemption fee of 2.00% from any redemption or exchange proceeds if you sell or exchange your shares of that Fund after holding the shares fewer than five days (fewer than 30 days for Waddell & Reed Advisors International Growth Fund). If you bought your shares on different days, the "first-in, first out" (FIFO) method is used to determine the holding period. Under this method, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies. These fees are paid directly to the Fund.

A Fund's redemption fee will not be assessed against:

1.

certain omnibus accounts and retirement plan accounts where the omnibus account holder or the retirement plan administrator does not have the capability to impose a redemption fee on its underlying customers' accounts; and certain intermediaries that do not have, or report to the Fund, sufficient information to impose a redemption fee on their customers' accounts

2.

(i) premature distributions from retirement accounts due to the disability of the participant; (ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts where the excess is reinvested into the Fund; (iv) redemptions during the initial 90 days of a retirement plan participant's defaulted investment in a Fund that constitutes a qualified default investment alternative (QDIA) under the Department of Labor regulations; (v) redemptions resulting in the settlement of an estate due to the death of the shareholder; and (vi) reinvested distributions (dividends and capital gains)

3.

shareholder accounts participating in SPA, MAP and/or Strategic Asset Management (SAM) advisory services that may periodically rebalance mutual fund holdings at regular intervals or in response to prevailing economic, political and/or financial conditions, as determined by the investment advisor for the advisory service

4.

shareholder accounts participating in certain other asset allocation programs in which the sponsoring institution has agreed to monitor for frequent trading activity and, when operationally possible, to assess applicable redemption fees on the Fund's behalf

5.	redemptions of shares purchased through the Automatic Investment Service (AIS)

6.	redemptions made through a Systematic Withdrawal Plan

7.	redemptions of shares purchased through the Funds Plus Service.

Additionally, a Fund's redemption fee will not be assessed for any transaction (redemption or exchange) of less than $5,000 (that correspondingly would result in an assessment of a redemption fee less than $100.00).

Each Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.

Certain intermediaries have agreed to charge a Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund's criteria. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's method. For Fund shares purchased through a financial intermediary, investors should contact their financial intermediary or refer to their plan documents for more information on how the redemption fee is applied to their shares.

Automatic Transactions for Class A, Class B and Class C Shareholders

Regular Investment Plans allow you to transfer money into your Fund account, or between Fund accounts, automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

Systematic Withdrawal Plan lets you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account. Please see the SAI for additional information.

Certain restrictions and fees imposed by the plan custodian may also apply for retirement accounts. Speak with your financial advisor for more information.

Regular Investment Plans

Automatic Investment Service
To move money from your bank account to an existing Fund account
Minimum Amount	Frequency
$25 (per Fund)	Monthly

Funds Plus Service
To move money from Waddell & Reed Advisors Cash Management, Inc. Class A to a Fund whether in the same or a different class
Minimum Amount	Frequency
$100 (per Fund)	Monthly

Distributions and Taxes

Distributions

Each Fund distributes substantially all of its net investment income and net realized capital gains to its shareholders each year. Usually, a Fund distributes net investment income at the following times:

Quarterly in March, June, September and December:
Waddell & Reed Advisors Asset Strategy Fund
Waddell & Reed Advisors Continental Income Fund
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Dividend Opportunities Fund
Waddell & Reed Advisors Retirement Shares
Semiannually in June and December:
Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors International Growth Fund
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Vanguard Fund
Annually in December:
Waddell & Reed Advisors Energy Fund
Waddell & Reed Advisors New Concepts Fund
Waddell & Reed Advisors Small Cap Fund
Waddell & Reed Advisors Tax-Managed Equity Fund
Waddell & Reed Advisors Value Fund

Net realized capital gains (and any net gains from foreign currency transactions) ordinarily are distributed by each Fund in December. Ordinarily, shares are eligible to earn dividends starting on the day after they are issued and through the day they are redeemed.

Distribution Options. When you open an account, you may specify on your application how you want to receive your distributions. Each Fund offers two options:

1.

Share Payment Option. Your dividends, capital gain and other distributions with respect to a Class of the Fund will be automatically paid in additional shares of the same Class of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2.

Cash Option. You will be sent a check for your dividends, capital gain and other distributions if the total distribution is at least five dollars. If the distribution is less than five dollars, it will be automatically paid in additional shares of the same Class of the Fund.

For retirement accounts and accounts participating in MAP or SPA, all distributions are automatically paid in additional shares.

Taxes

As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a retirement account or other tax-advantaged savings plan (or you are not otherwise exempt from income tax), you should be aware of the following tax implications:

Taxes on distributions. You may be subject to tax as a result of income generated at the Fund level, to the extent the Fund makes actual or deemed distributions of such income to you. Dividends from a Fund's investment company taxable income (which includes net investment income, the excess of net short-term capital gain over net long-term capital loss and, for certain Funds, net gain from certain foreign currency transactions), if any, generally are taxable to you as ordinary income whether received in cash or paid in additional Fund shares, except to the extent those dividends are attributable to "qualified dividend income" (see below) the Fund earned. Distributions of a Fund's net capital gain, when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, long-term capital gain generally is taxed at a maximum rate of 15% for noncorporate shareholders, and "qualified dividend income" (generally, dividends received on stock of most U.S. and certain foreign corporations) received by noncorporate shareholders who satisfy certain holding period and other requirements with respect to their Fund shares is taxed as net capital gain. For Waddell & Reed Advisors Asset Strategy Fund, distributions of the Fund's net capital gains that arise from investments in collectibles such as gold bullion are taxable to its shareholders at a rate of 28%.

A portion of the dividends paid by a Fund, whether received in cash or paid in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by a Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the Federal alternative minimum tax.

Each Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year.

Taxes on transactions. Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid).

An exchange of Fund shares for shares of any other fund in the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. or Ivy Family of Funds generally will have similar tax consequences. However, special rules apply when you dispose of a Fund's Class A shares through a redemption or exchange within 90 days after your purchase of those shares and then reacquire Class A shares of that Fund or acquire Class A shares of another fund in the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. or Ivy Family of Funds without paying a sales charge due to the 60-day reinvestment privilege or exchange privilege. See "Your Account -- Selling Shares." In these cases, any gain on the disposition of the original Class A Fund shares will be increased, or loss decreased, by the amount of the sales charge you paid when those shares were acquired, and that amount will increase the adjusted basis in the shares you subsequently acquire. In addition, if you purchase shares of a Fund within 30 days before or after redeeming other shares of the Fund (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis in the newly purchased shares.

Withholding. Each Fund must withhold 28% of all dividends, capital gain distributions and redemption proceeds otherwise payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate is also required from dividends and capital gain distributions otherwise payable to such shareholders who are subject to backup withholding for any other reason.

State and local income taxes. The portion of the dividends a Fund pays that is attributable to interest earned on U.S. government securities generally is not subject to state and local income taxes, although distributions by any Fund to its shareholders of net realized gains on the sale of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability in your state and locality of dividends and other distributions by the Funds.

The foregoing is only a summary of some of the important tax considerations generally affecting each Fund and its shareholders; you will find more information in the Fund's SAI. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

Financial Highlights

The following information is to help you understand the financial performance of each of the classes of each Fund for the fiscal periods shown. Certain information reflects financial results for a single Fund share. Total return shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and other distributions. This information has been audited by Deloitte & Touche LLP, whose Report of Independent Registered Public Accounting Firm, along with the financial statements for each Fund for the fiscal year ended June 30, 2008, is included in that Fund's Annual Report to Shareholders, which is available upon request and without charge.

WADDELL & REED ADVISORS ACCUMULATIVE FUND

	Selected Per-Share Data

		Income (Loss) From Investment Operations			Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	From Net Investment Income		From Realized Gains	Total Distributions		Net Asset Value End of Period

Class A
7-1-07 to 6-30-08	$8.42	$0.02	$(0.46)	$(0.44)	$(0.02)		$(0.00)	$(0.02)		$7.96
7-1-06 to 6-30-07	6.83	0.03	1.59	1.62	(0.03)		(0.00)	(0.03)		8.42
7-1-05 to 6-30-06	6.28	0.01	0.54	0.55	(0.00)	[b]	(0.00)	(0.00)	[b]	6.83
7-1-04 to 6-30-05	5.79	0.04	0.49	0.53	(0.04)		(0.00)	(0.04)		6.28
7-1-03 to 6-30-04	5.19	0.01	0.60	0.61	(0.01)		(0.00)	(0.01)		5.79

Class B
7-1-07 to 6-30-08	$7.95	$(0.14)	$(0.35)	$(0.49)	$(0.00)		$(0.00)	$(0.00)		$7.46
7-1-06 to 6-30-07	6.49	(0.10)	1.56	1.46	(0.00)		(0.00)	(0.00)		7.95
7-1-05 to 6-30-06	6.03	(0.08)	0.54	0.46	(0.00)		(0.00)	(0.00)		6.49
7-1-04 to 6-30-05	5.59	(0.04)	0.48	0.44	(0.00)		(0.00)	(0.00)		6.03
7-1-03 to 6-30-04	5.06	(0.04)	0.57	0.53	(0.00)		(0.00)	(0.00)		5.59

Class C
7-1-07 to 6-30-08	$7.99	$(0.13)	$(0.36)	$(0.49)	$(0.00)		$(0.00)	$(0.00)		$7.50
7-1-06 to 6-30-07	6.52	(0.09)	1.56	1.47	(0.00)		(0.00)	(0.00)		7.99
7-1-05 to 6-30-06	6.06	(0.06)	0.52	0.46	(0.00)		(0.00)	(0.00)		6.52
7-1-04 to 6-30-05	5.61	(0.04)	0.49	0.45	(0.00)		(0.00)	(0.00)		6.06
7-1-03 to 6-30-04	5.07	(0.04)	0.58	0.54	(0.00)		(0.00)	(0.00)		5.61

Class Y
7-1-07 to 6-30-08	$8.43	$0.04	$(0.45)	$(0.41)	$(0.03)		$(0.00)	$(0.03)		$7.99
7-1-06 to 6-30-07	6.85	0.05	1.59	1.64	(0.06)		(0.00)	(0.06)		8.43
7-1-05 to 6-30-06	6.29	0.03	0.54	0.57	(0.01)		(0.00)	(0.01)		6.85
7-1-04 to 6-30-05	5.79	0.06	0.49	0.55	(0.05)		(0.00)	(0.05)		6.29
7-1-03 to 6-30-04	5.20	0.03	0.59	0.62	(0.03)		(0.00)	(0.03)		5.79

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets including Expense Waiver	Ratio of Expenses to Average Net Assets excluding Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets excluding Expense Waiver		Portfolio Turnover Rate

Class A
7-1-07 to 6-30-08	-5.22%	[a]	$1,786	1.08%	1.11%		0.29%	0.26%		62%
7-1-06 to 6-30-07	23.70%	[a]	1,995	1.11%	1.13%		0.39%	0.37%		67%
7-1-05 to 6-30-06	8.82%	[a]	1,879	1.14%	1.14%	[c]	0.17%	0.17%	[c]	39%
7-1-04 to 6-30-05	9.11%	[a]	1,895	1.16%	1.16%	[c]	0.62%	0.62%	[c]	68%
7-1-03 to 6-30-04	11.78%	[a]	1,971	1.17%	1.17%	[c]	0.23%	0.23%	[c]	483%

Class B
7-1-07 to 6-30-08	-6.29%		$46	2.11%	2.14%		-0.73%	-0.76%		62%
7-1-06 to 6-30-07	22.50%		60	2.16%	2.18%		-0.65%	-0.67%		67%
7-1-05 to 6-30-06	7.63%		59	2.21%	2.21%	[c]	-0.91%	-0.91%	[c]	39%
7-1-04 to 6-30-05	7.87%		61	2.28%	2.28%	[c]	-0.50%	-0.50%	[c]	68%
7-1-03 to 6-30-04	10.47%		63	2.30%	2.30%	[c]	-0.90%	-0.90%	[c]	483%

Class C
7-1-07 to 6-30-08	-6.13%		$14	2.06%	2.09%		-0.68%	-0.71%		62%
7-1-06 to 6-30-07	22.55%		18	2.11%	2.13%		-0.60%	-0.62%		67%
7-1-05 to 6-30-06	7.59%		17	2.16%	2.16%	[c]	-0.85%	-0.85%	[c]	39%
7-1-04 to 6-30-05	8.02%		17	2.20%	2.20%	[c]	-0.40%	-0.40%	[c]	68%
7-1-03 to 6-30-04	10.65%		18	2.16%	2.16%	[c]	-0.76%	-0.76%	[c]	483%

Class Y
7-1-07 to 6-30-08	-4.99%		$5	0.85%	0.88%		0.53%	0.50%		62%
7-1-06 to 6-30-07	23.93%		5	0.86%	0.88%		0.65%	0.63%		67%
7-1-05 to 6-30-06	9.13%		6	0.87%	0.87%	[c]	0.43%	0.43%	[c]	39%
7-1-04 to 6-30-05	9.44%		6	0.88%	0.88%	[c]	0.88%	0.88%	[c]	68%
7-1-03 to 6-30-04	11.90%		6	0.87%	0.87%	[c]	0.53%	0.53%	[c]	483%

(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)Not shown due to rounding.
(c)There was no waiver of expenses during the period.

WADDELL & REED ADVISORS ASSET STRATEGY FUND

	Selected Per-Share Data

		Income (Loss) From Investment Operations			Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain on Investments (Realized and Unrealized)	Total from Investment Operations	From Net Investment Income		From Realized Gains	Total Distributions		Net Asset Value End of Period

Class A
7-1-07 to 6-30-08	$10.59	$0.05	$2.87	$2.92	$(0.10)		$(0.69)	$(0.79)		$12.72
7-1-06 to 6-30-07	10.49	0.12	1.45	1.57	(0.03)		(1.44)	(1.47)		10.59
7-1-05 to 6-30-06	7.80	0.06	2.92	2.98	(0.03)		(0.26)	(0.29)		10.49
7-1-04 to 6-30-05	6.82	0.06	1.08	1.14	(0.06)		(0.10)	(0.16)		7.80
7-1-03 to 6-30-04	6.41	0.04	0.44	0.48	(0.07)		(0.00)	(0.07)		6.82

Class B
7-1-07 to 6-30-08	$10.43	$(0.04)	$2.84	$2.80	$(0.00)		$(0.68)	$(0.68)		$12.55
7-1-06 to 6-30-07	10.41	0.05	1.41	1.46	(0.00)		(1.44)	(1.44)		10.43
7-1-05 to 6-30-06	7.78	(0.01)	2.90	2.89	(0.00)		(0.26)	(0.26)		10.41
7-1-04 to 6-30-05	6.82	(0.00)	1.07	1.07	(0.01)		(0.10)	(0.11)		7.78
7-1-03 to 6-30-04	6.40	(0.02)	0.44	0.42	(0.00)	[d]	(0.00)	(0.00)	[d]	6.82

Class C
7-1-07 to 6-30-08	$10.44	$(0.04)	$2.85	$2.81	$(0.00)		$(0.69)	$(0.69)		$12.56
7-1-06 to 6-30-07	10.41	0.05	1.42	1.47	(0.00)		(1.44)	(1.44)		10.44
7-1-05 to 6-30-06	7.78	(0.01)	2.90	2.89	(0.00)		(0.26)	(0.26)		10.41
7-1-04 to 6-30-05	6.82	(0.00)	1.07	1.07	(0.01)		(0.10)	(0.11)		7.78
7-1-03 to 6-30-04	6.40	(0.01)	0.44	0.43	(0.01)		(0.00)	(0.01)		6.82

Class Y
7-1-07 to 6-30-08	$10.61	$0.09	$2.88	$2.97	$(0.14)		$(0.69)	$(0.83)		$12.75
7-1-06 to 6-30-07	10.51	0.12	1.47	1.59	(0.05)		(1.44)	(1.49)		10.61
7-1-05 to 6-30-06	7.80	0.09	2.93	3.02	(0.05)		(0.26)	(0.31)		10.51
7-1-04 to 6-30-05	6.82	0.09	1.08	1.17	(0.09)		(0.10)	(0.19)		7.80
7-1-03 to 6-30-04	6.41	0.07	0.44	0.51	(0.10)		(0.00)	(0.10)		6.82

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets including Expense Waiver	Ratio of Expenses to Average Net Assets excluding Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets excluding Expense Waiver		Portfolio Turnover Rate

Class A
7-1-07 to 6-30-08	27.85%	[a]	$3,178	1.15%	1.15%	[b]	0.53%	0.53%	[b]	110%
7-1-06 to 6-30-07	16.77%	[a]	2,048	1.20%	1.20%	[b]	1.39%	1.39%	[b]	118%
7-1-05 to 6-30-06	38.80%	[a]	1,409	1.23%	1.23%	[c]	0.72%	0.72%	[c]	116%
7-1-04 to 6-30-05	16.88%	[a]	652	1.33%	1.33%	[c]	0.88%	0.88%	[c]	72%
7-1-03 to 6-30-04	7.49%	[a]	472	1.37%	1.37%	[c]	0.62%	0.62%	[c]	206%

Class B
7-1-07 to 6-30-08	26.94%		$183	1.99%	1.99%	[b]	-0.33%	-0.33%	[b]	110%
7-1-06 to 6-30-07	15.73%		147	2.07%	2.07%	[b]	0.51%	0.51%	[b]	118%
7-1-05 to 6-30-06	37.60%		120	2.10%	2.10%	[c]	-0.18%	-0.18%	[c]	116%
7-1-04 to 6-30-05	15.77%		76	2.22%	2.22%	[c]	-0.02%	-0.02%	[c]	72%
7-1-03 to 6-30-04	6.63%		62	2.27%	2.27%	[c]	-0.28%	-0.28%	[c]	206%

Class C
7-1-07 to 6-30-08	26.95%		$124	1.95%	1.95%	[b]	-0.28%	-0.28%	[b]	110%
7-1-06 to 6-30-07	15.82%		87	2.02%	2.02%	[b]	0.56%	0.56%	[b]	118%
7-1-05 to 6-30-06	37.60%		65	2.06%	2.06%	[c]	-0.11%	-0.11%	[c]	116%
7-1-04 to 6-30-05	15.79%		28	2.18%	2.18%	[c]	0.04%	0.04%	[c]	72%
7-1-03 to 6-30-04	6.71%		20	2.22%	2.22%	[c]	-0.23%	-0.23%	[c]	206%

Class Y
7-1-07 to 6-30-08	28.31%		$25	0.89%	0.89%	[b]	0.81%	0.81%	[b]	110%
7-1-06 to 6-30-07	17.01%		15	0.91%	0.91%	[b]	1.75%	1.75%	[b]	118%
7-1-05 to 6-30-06	39.30%		7	0.92%	0.92%	[c]	1.03%	1.03%	[c]	116%
7-1-04 to 6-30-05	17.33%		3	0.94%	0.94%	[c]	1.27%	1.27%	[c]	72%
7-1-03 to 6-30-04	7.92%		2	0.97%	0.97%	[c]	1.03%	1.03%	[c]	206%

(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)The Fund's waiver provides no impact to the ratios due to rounding.
(c)There was no waiver of expenses for the period.
(d)Not shown due to rounding.

WADDELL & REED ADVISORS CONTINENTAL INCOME FUND

	Selected Per-Share Data

		Income From Investment Operations					Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income		Net Gain on Investments (Realized and Unrealized)		Total from Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
7-1-07 to 6-30-08	$8.34	$0.11		$0.02		$0.13	$(0.12)	$(0.38)	$(0.50)	$7.97
7-1-06 to 6-30-07	7.69	0.11		0.86		0.97	(0.10)	(0.22)	(0.32)	8.34
7-1-05 to 6-30-06	7.39	0.09		0.49		0.58	(0.09)	(0.19)	(0.28)	7.69
7-1-04 to 6-30-05	7.04	0.10		0.35		0.45	(0.10)	(0.00)	(0.10)	7.39
7-1-03 to 6-30-04	6.33	0.08		0.71		0.79	(0.08)	(0.00)	(0.08)	7.04

Class B
7-1-07 to 6-30-08	$8.34	$0.03		$0.01		$0.04	$(0.04)	$(0.38)	$(0.42)	$7.96
7-1-06 to 6-30-07	7.69	0.03		0.86		0.89	(0.02)	(0.22)	(0.24)	8.34
7-1-05 to 6-30-06	7.38	0.01		0.50		0.51	(0.01)	(0.19)	(0.20)	7.69
7-1-04 to 6-30-05	7.04	0.03		0.35		0.38	(0.04)	(0.00)	(0.04)	7.38
7-1-03 to 6-30-04	6.32	0.02		0.71		0.73	(0.01)	(0.00)	(0.01)	7.04

Class C
7-1-07 to 6-30-08	$8.34	$0.03		$0.01		$0.04	$(0.04)	$(0.38)	$(0.42)	$7.96
7-1-06 to 6-30-07	7.69	0.03		0.87		0.90	(0.03)	(0.22)	(0.25)	8.34
7-1-05 to 6-30-06	7.38	0.02		0.49		0.51	(0.01)	(0.19)	(0.20)	7.69
7-1-04 to 6-30-05	7.04	0.03		0.35		0.38	(0.04)	(0.00)	(0.04)	7.38
7-1-03 to 6-30-04	6.32	0.02		0.71		0.73	(0.01)	(0.00)	(0.01)	7.04

Class Y
7-1-07 to 6-30-08	$8.34	$0.13	[b]	$0.02	[b]	$0.15	$(0.14)	$(0.38)	$(0.52)	$7.97
7-1-06 to 6-30-07	7.69	0.14		0.86		1.00	(0.13)	(0.22)	(0.35)	8.34
7-1-05 to 6-30-06	7.39	0.11		0.49		0.60	(0.11)	(0.19)	(0.30)	7.69
7-1-04 to 6-30-05	7.04	0.13	[b]	0.35	[b]	0.48	(0.13)	(0.00)	(0.13)	7.39
7-1-03 to 6-30-04	6.33	0.13		0.68		0.81	(0.10)	(0.00)	(0.10)	7.04

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

Class A
7-1-07 to 6-30-08	1.19%	[a]	$434	1.21%	1.33%	11%
7-1-06 to 6-30-07	12.85%	[a]	469	1.23%	1.32%	16%
7-1-05 to 6-30-06	7.90%	[a]	464	1.23%	1.17%	48%
7-1-04 to 6-30-05	6.46%	[a]	488	1.24%	1.42%	43%
7-1-03 to 6-30-04	12.54%	[a]	494	1.24%	1.22%	36%

Class B
7-1-07 to 6-30-08	0.12%		$13	2.15%	0.38%	11%
7-1-06 to 6-30-07	11.75%		15	2.19%	0.35%	16%
7-1-05 to 6-30-06	6.96%		16	2.20%	0.19%	48%
7-1-04 to 6-30-05	5.33%		18	2.22%	0.44%	43%
7-1-03 to 6-30-04	11.62%		17	2.24%	0.22%	36%

Class C
7-1-07 to 6-30-08	0.14%		$5	2.13%	0.41%	11%
7-1-06 to 6-30-07	11.78%		6	2.17%	0.37%	16%
7-1-05 to 6-30-06	6.99%		6	2.18%	0.21%	48%
7-1-04 to 6-30-05	5.35%		6	2.18%	0.47%	43%
7-1-03 to 6-30-04	11.59%		6	2.20%	0.25%	36%

Class Y
7-1-07 to 6-30-08	1.45%		$1	0.94%	1.60%	11%
7-1-06 to 6-30-07	13.17%		1	0.95%	1.61%	16%
7-1-05 to 6-30-06	8.22%		1	0.93%	1.47%	48%
7-1-04 to 6-30-05	6.80%		1	0.94%	1.71%	43%
7-1-03 to 6-30-04	12.87%		1	0.94%	1.53%	36%

(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)Based on average weekly shares outstanding.

WADDELL & REED ADVISORS CORE INVESTMENT FUND

	Selected Per-Share Data

		Income (Loss) From Investment Operations					Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Gain (Loss) on Investments (Realized and Unrealized)		Total from Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
7-1-07 to 6-30-08	$6.64	$0.02		$(0.13)		$(0.11)	$(0.04)	$(0.74)	$(0.78)	$5.75
7-1-06 to 6-30-07	6.69	0.05		0.94		0.99	(0.05)	(0.99)	(1.04)	6.64
7-1-05 to 6-30-06	5.78	0.02		0.91		0.93	(0.02)	(0.00)	(0.02)	6.69
7-1-04 to 6-30-05	5.22	0.02		0.56		0.58	(0.02)	(0.00)	(0.02)	5.78
7-1-03 to 6-30-04	4.69	0.03		0.53		0.56	(0.03)	(0.00)	(0.03)	5.22

Class B
7-1-07 to 6-30-08	$6.20	$(0.04)	[c]	$(0.12)	[c]	$(0.16)	$(0.00)	$(0.70)	$(0.70)	$5.34
7-1-06 to 6-30-07	6.33	(0.02)	[c]	0.89	[c]	0.87	(0.01)	(0.99)	(1.00)	6.20
7-1-05 to 6-30-06	5.51	(0.09)		0.91		0.82	(0.00)	(0.00)	(0.00)	6.33
7-1-04 to 6-30-05	5.01	(0.05)		0.55		0.50	(0.00)	(0.00)	(0.00)	5.51
7-1-03 to 6-30-04	4.54	(0.04)		0.51		0.47	(0.00)	(0.00)	(0.00)	5.01

Class C
7-1-07 to 6-30-08	$6.23	$(0.04)	[c]	$(0.12)	[c]	$(0.16)	$(0.00)	$(0.71)	$(0.71)	$5.36
7-1-06 to 6-30-07	6.35	(0.01)	[c]	0.89	[c]	0.88	(0.01)	(0.99)	(1.00)	6.23
7-1-05 to 6-30-06	5.53	(0.07)		0.89		0.82	(0.00)	(0.00)	(0.00)	6.35
7-1-04 to 6-30-05	5.02	(0.06)		0.57		0.51	(0.00)	(0.00)	(0.00)	5.53
7-1-03 to 6-30-04	4.55	(0.06)		0.53		0.47	(0.00)	(0.00)	(0.00)	5.02

Class Y
7-1-07 to 6-30-08	$6.64	$0.05		$(0.14)		$(0.09)	$(0.06)	$(0.74)	$(0.80)	$5.75
7-1-06 to 6-30-07	6.69	0.06		0.95		1.01	(0.07)	(0.99)	(1.06)	6.64
7-1-05 to 6-30-06	5.78	0.05		0.90		0.95	(0.04)	(0.00)	(0.04)	6.69
7-1-04 to 6-30-05	5.22	0.06		0.54		0.60	(0.04)	(0.00)	(0.04)	5.78
7-1-03 to 6-30-04	4.69	0.04		0.53		0.57	(0.04)	(0.00)	(0.04)	5.22

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets including Expense Waiver	Ratio of Expenses to Average Net Assets excluding Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets excluding Expense Waiver		Portfolio Turnover Rate

Class A
7-1-07 to 6-30-08	-2.61%	[a]	$3,544	1.07%	1.08%		0.34%	0.33%		73%
7-1-06 to 6-30-07	16.01%	[a]	4,134	1.07%	1.08%		0.78%	0.77%		118%
7-1-05 to 6-30-06	16.10%	[a]	3,975	1.09%	1.09%	[b]	0.30%	0.30%	[b]	63%
7-1-04 to 6-30-05	11.18%	[a]	3,915	1.12%	1.12%	[b]	0.46%	0.46%	[b]	51%
7-1-03 to 6-30-04	11.90%	[a]	4,079	1.13%	1.13%	[b]	0.53%	0.53%	[b]	49%

Class B
7-1-07 to 6-30-08	-3.58%		$59	2.12%	2.13%		-0.69%	-0.70%		73%
7-1-06 to 6-30-07	14.80%		81	2.13%	2.14%		-0.29%	-0.30%		118%
7-1-05 to 6-30-06	14.88%		80	2.19%	2.19%	[b]	-0.80%	-0.80%	[b]	63%
7-1-04 to 6-30-05	9.98%		81	2.26%	2.26%	[b]	-0.68%	-0.68%	[b]	51%
7-1-03 to 6-30-04	10.35%		82	2.30%	2.30%	[b]	-0.65%	-0.65%	[b]	49%

Class C
7-1-07 to 6-30-08	-3.66%		$19	2.06%	2.07%		-0.64%	-0.65%		73%
7-1-06 to 6-30-07	14.94%		23	2.08%	2.09%		-0.23%	-0.24%		118%
7-1-05 to 6-30-06	14.83%		20	2.15%	2.15%	[b]	-0.77%	-0.77%	[b]	63%
7-1-04 to 6-30-05	10.16%		20	2.21%	2.21%	[b]	-0.64%	-0.64%	[b]	51%
7-1-03 to 6-30-04	10.33%		21	2.21%	2.21%	[b]	-0.54%	-0.54%	[b]	49%

Class Y
7-1-07 to 6-30-08	-2.35%		$42	0.80%	0.81%		0.62%	0.61%		73%
7-1-06 to 6-30-07	16.32%		55	0.79%	0.80%		1.06%	1.05%		118%
7-1-05 to 6-30-06	16.43%		47	0.80%	0.80%	[b]	0.55%	0.55%	[b]	63%
7-1-04 to 6-30-05	11.50%		61	0.80%	0.80%	[b]	0.73%	0.73%	[b]	51%
7-1-03 to 6-30-04	12.28%		115	0.80%	0.80%	[b]	0.85%	0.85%	[b]	49%

(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)There was no waiver of expenses during the period.
(c)Based on avereage weekly shares outstanding.

WADDELL & REED ADVISORS DIVIDEND OPPORTUNITIES FUND[a]

	Selected Per-Share Data

		Income (Loss) From Investment Operations			Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
7-1-07 to 6-30-08	$16.79	$0.11	$(0.46)	$(0.35)	$(0.11)	$(0.24)	$(0.35)	$16.09
7-1-06 to 6-30-07	14.76	0.18	2.27	2.45	(0.18)	(0.24)	(0.42)	16.79
7-1-05 to 6-30-06	12.51	0.16	2.25	2.41	(0.16)	(0.00)	(0.16)	14.76
7-1-04 to 6-30-05	11.26	0.13	1.28	1.41	(0.13)	(0.03)	(0.16)	12.51
7-1-03* to 6-30-04	10.00	0.07	1.25	1.32	(0.06)	(0.00)	(0.06)	11.26

Class B
7-1-07 to 6-30-08	$16.72	$(0.04)	$(0.46)	$(0.50)	$(0.03)	$(0.24)	$(0.27)	$15.95
7-1-06 to 6-30-07	14.71	0.04	2.25	2.29	(0.04)	(0.24)	(0.28)	16.72
7-1-05 to 6-30-06	12.46	0.03	2.24	2.27	(0.02)	(0.00)	(0.02)	14.71
7-1-04 to 6-30-05	11.22	0.03	1.27	1.30	(0.03)	(0.03)	(0.06)	12.46
7-1-03* to 6-30-04	10.00	(0.00)	1.22	1.22	(0.00)	(0.00)	(0.00)	11.22

Class C
7-1-07 to 6-30-08	$16.73	$(0.03)	$(0.46)	$(0.49)	$(0.03)	$(0.24)	$(0.27)	$15.97
7-1-06 to 6-30-07	14.71	0.05	2.26	2.31	(0.05)	(0.24)	(0.29)	16.73
7-1-05 to 6-30-06	12.47	0.04	2.23	2.27	(0.03)	(0.00)	(0.03)	14.71
7-1-04 to 6-30-05	11.23	0.04	1.26	1.30	(0.03)	(0.03)	(0.06)	12.47
7-1-03* to 6-30-04	10.00	(0.00)	1.23	1.23	(0.00)	(0.00)	(0.00)	11.23

Class Y
7-1-07 to 6-30-08	$16.79	$0.18	$(0.47)	$(0.29)	$(0.17)	$(0.24)	$(0.41)	$16.09
7-1-06 to 6-30-07	14.76	0.24	2.27	2.51	(0.24)	(0.24)	(0.48)	16.79
7-1-05 to 6-30-06	12.51	0.20	2.25	2.45	(0.20)	(0.00)	(0.20)	14.76
7-1-04 to 6-30-05	11.26	0.18	1.28	1.46	(0.18)	(0.03)	(0.21)	12.51
7-1-03* to 6-30-04	10.00	0.07	1.28	1.35	(0.09)	(0.00)	(0.09)	11.26

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets including Voluntary Expense Waiver	Ratio of Expenses to Average Net Assets excluding Voluntary Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets including Voluntary Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets excluding Voluntary Expense Waiver		Portfolio Turnover Rate

Class A
7-1-07 to 6-30-08	-2.22%	[b]	$667	1.25%	1.25%	[c]	0.67%	0.67%	[c]	29%
7-1-06 to 6-30-07	16.87%	[b]	559	1.25%	1.25%	[c]	1.18%	1.18%	[c]	28%
7-1-05 to 6-30-06	19.31%	[b]	365	1.27%	1.27%	[c]	1.17%	1.17%	[c]	15%
7-1-04 to 6-30-05	12.59%	[b]	228	1.32%	1.32%	[c]	1.20%	1.20%	[c]	28%
7-1-03* to 6-30-04	13.18%	[b]	132	1.40%	1.41%		0.84%	0.83%		27%

Class B
7-1-07 to 6-30-08	-3.12%		$30	2.16%	2.16%	[c]	-0.21%	-0.21%	[c]	29%
7-1-06 to 6-30-07	15.72%		31	2.19%	2.19%	[c]	0.25%	0.25%	[c]	28%
7-1-05 to 6-30-06	18.24%		22	2.20%	2.20%	[c]	0.22%	0.22%	[c]	15%
7-1-04 to 6-30-05	11.57%		16	2.26%	2.26%	[c]	0.26%	0.26%	[c]	28%
7-1-03* to 6-30-04	12.20%		10	2.30%	2.31%		-0.06%	-0.07%		27%

Class C
7-1-07 to 6-30-08	-3.03%		$22	2.10%	2.10%	[c]	-0.15%	-0.15%	[c]	29%
7-1-06 to 6-30-07	15.85%		24	2.12%	2.12%	[c]	0.32%	0.32%	[c]	28%
7-1-05 to 6-30-06	18.22%		18	2.14%	2.14%	[c]	0.29%	0.29%	[c]	15%
7-1-04 to 6-30-05	11.59%		11	2.19%	2.19%	[c]	0.32%	0.32%	[c]	28%
7-1-03* to 6-30-04	12.30%		8	2.24%	2.25%		-0.00%	-0.01%		27%

Class Y
7-1-07 to 6-30-08	-1.90%		$13	0.91%	0.91%	[c]	1.05%	1.05%	[c]	29%
7-1-06 to 6-30-07	17.25%		15	0.92%	0.92%	[c]	1.52%	1.52%	[c]	28%
7-1-05 to 6-30-06	19.71%		12	0.94%	0.94%	[c]	1.49%	1.49%	[c]	15%
7-1-04 to 6-30-05	13.01%		10	0.96%	0.96%	[c]	1.56%	1.56%	[c]	28%
7-1-03* to 6-30-04	13.58%		8	1.01%	1.02%		1.03%	1.02%		27%

*Commencement of operations of the class.
(a)Dividend Opportunities Fund (formerly Dividend Income Fund) changed its name and investment objective effective June 2, 2008.
(b)Total return calculated without taking into account the sales load deducted on an initial purchase.
(c)There was no waiver of expenses during the period.

WADDELL & REED ADVISORS ENERGY FUND

	Selected Per-Share Data

		Income (Loss) From Investment Operations			Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain on Investments (Realized and Unrealized)	Total from Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
7-1-07 to 6-30-08	$12.45	$(0.07)	$5.35	$5.28	$(0.00)	$(0.00)	$(0.00)	$17.73
7-1-06 to 6-30-07	10.43	(0.04)	2.06	2.02	(0.00)	(0.00)	(0.00)	12.45
3-1-06* to 6-30-06	10.00	0.00	0.43	0.43	(0.00)	(0.00)	(0.00)	10.43

Class B
7-1-07 to 6-30-08	$12.28	$(0.16)	$5.20	$5.04	$(0.00)	$(0.00)	$(0.00)	$17.32
7-1-06 to 6-30-07	10.39	(0.14)	2.03	1.89	(0.00)	(0.00)	(0.00)	12.28
3-1-06* to 6-30-06	10.00	(0.03)	0.42	0.39	(0.00)	(0.00)	(0.00)	10.39

Class C
7-1-07 to 6-30-08	$12.34	$(0.18)	$5.27	$5.09	$(0.00)	$(0.00)	$(0.00)	$17.43
7-1-06 to 6-30-07	10.41	(0.14)	2.07	1.93	(0.00)	(0.00)	(0.00)	12.34
3-1-06* to 6-30-06	10.00	(0.02)	0.43	0.41	(0.00)	(0.00)	(0.00)	10.41

Class Y
7-1-07 to 6-30-08	$12.53	$(0.04)	$5.44	$5.40	$(0.00)	$(0.00)	$(0.00)	$17.93
7-1-06 to 6-30-07	10.44	0.00	2.09	2.09	(0.00)	(0.00)	(0.00)	12.53
3-1-06* to 6-30-06	10.00	0.01	0.43	0.44	(0.00)	(0.00)	(0.00)	10.44

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Class A
7-1-07 to 6-30-08	42.41%	[a]	$291	1.54%		-0.60%		12%
7-1-06 to 6-30-07	19.37%	[a]	136	1.74%		-0.42%		19%
3-1-06* to 6-30-06	4.30%	[a]	105	1.86%	[b]	0.00%	[b]	4%

Class B
7-1-07 to 6-30-08	41.04%		$11	2.48%		-1.53%		12%
7-1-06 to 6-30-07	18.19%		6	2.72%		-1.41%		19%
3-1-06* to 6-30-06	3.90%		5	2.78%	[b]	-0.92%	[b]	4%

Class C
7-1-07 to 6-30-08	41.25%		$10	2.32%		-1.38%		12%
7-1-06 to 6-30-07	18.54%		6	2.51%		-1.19%		19%
3-1-06* to 6-30-06	4.10%		6	2.58%	[b]	-0.73%	[b]	4%

Class Y
7-1-07 to 6-30-08	43.10%		$2	1.12%		-0.17%		12%
7-1-06 to 6-30-07	20.02%		1	1.21%		0.07%		19%
3-1-06* to 6-30-06	4.40%		1	1.46%	[b]	0.29%	[b]	4%

*Commencement of operations of the class.
(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)Annualized.

WADDELL & REED ADVISORS INTERNATIONAL GROWTH FUND

	Selected Per-Share Data

		Income (Loss) From Investment Operations			Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
7-1-07 to 6-30-08	$10.38	$0.07	$(0.24)	$(0.17)	$(0.05)	$(0.00)	$(0.05)	$10.16
7-1-06 to 6-30-07	8.28	0.05	2.07	2.12	(0.02)	(0.00)	(0.02)	10.38
7-1-05 to 6-30-06	6.54	0.03	1.78	1.81	(0.07)	(0.00)	(0.07)	8.28
7-1-04 to 6-30-05	6.04	0.01	0.52	0.53	(0.03)	(0.00)	(0.03)	6.54
7-1-03 to 6-30-04	5.16	0.00	0.96	0.96	(0.08)	(0.00)	(0.08)	6.04

Class B
7-1-07 to 6-30-08	$9.77	$(0.20)	$(0.07)	$(0.27)	$(0.00)	$(0.00)	$(0.00)	$9.50
7-1-06 to 6-30-07	7.86	(0.16)	2.07	1.91	(0.00)	(0.00)	(0.00)	9.77
7-1-05 to 6-30-06	6.23	(0.09)	1.72	1.63	(0.00)	(0.00)	(0.00)	7.86
7-1-04 to 6-30-05	5.79	(0.10)	0.54	0.44	(0.00)	(0.00)	(0.00)	6.23
7-1-03 to 6-30-04	4.94	(0.05)	0.90	0.85	(0.00)	(0.00)	(0.00)	5.79

Class C
7-1-07 to 6-30-08	$10.01	$(0.09)	$(0.17)	$(0.26)	$(0.00)	$(0.00)	$(0.00)	$9.75
7-1-06 to 6-30-07	8.04	(0.09)	2.06	1.97	(0.00)	(0.00)	(0.00)	10.01
7-1-05 to 6-30-06	6.36	(0.05)	1.73	1.68	(0.00)	(0.00)	(0.00)	8.04
7-1-04 to 6-30-05	5.90	(0.09)	0.55	0.46	(0.00)	(0.00)	(0.00)	6.36
7-1-03 to 6-30-04	5.01	(0.04)	0.93	0.89	(0.00)	(0.00)	(0.00)	5.90

Class Y
7-1-07 to 6-30-08	$10.40	$0.12	$(0.25)	$(0.13)	$(0.09)	$(0.00)	$(0.09)	$10.18
7-1-06 to 6-30-07	8.30	0.09	2.07	2.16	(0.06)	(0.00)	(0.06)	10.40
7-1-05 to 6-30-06	6.56	0.06	1.78	1.84	(0.10)	(0.00)	(0.10)	8.30
7-1-04 to 6-30-05	6.06	0.06	0.51	0.57	(0.07)	(0.00)	(0.07)	6.56
7-1-03 to 6-30-04	5.18	0.02	0.97	0.99	(0.11)	(0.00)	(0.11)	6.06

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets including Expense Wavier	Ratio of Expenses to Average Net Assets excluding Expense Wavier		Ratio of Net Investment Income (Loss) to Average Net Assets including Expense Wavier	Ratio of Net Investment Income (Loss) to Average Net Assets excluding Expense Wavier		Portfolio Turnover Rate

Class A
7-1-07 to 6-30-08	-1.65%	[a]	$710	1.42%	1.45%		0.69%	0.66%		71%
7-1-06 to 6-30-07	25.67%	[a]	794	1.46%	1.48%		0.53%	0.51%		90%
7-1-05 to 6-30-06	27.74%	[a]	714	1.53%	1.53%	[b]	0.31%	0.31%	[b]	84%
7-1-04 to 6-30-05	8.86%	[a]	632	1.61%	1.61%	[b]	0.28%	0.28%	[b]	74%
7-1-03 to 6-30-04	18.69%	[a]	713	1.61%	1.61%	[b]	0.06%	0.06%	[b]	125%

Class B
7-1-07 to 6-30-08	-2.76%		$15	2.50%	2.53%		-0.49%	-0.52%		71%
7-1-06 to 6-30-07	24.30%		21	2.58%	2.60%		-0.63%	-0.65%		90%
7-1-05 to 6-30-06	26.16%		22	2.68%	2.68%	[b]	-0.84%	-0.84%	[b]	84%
7-1-04 to 6-30-05	7.60%		20	2.89%	2.89%	[b]	-0.99%	-0.99%	[b]	74%
7-1-03 to 6-30-04	17.21%		22	2.94%	2.94%	[b]	-1.22%	-1.22%	[b]	125%

Class C
7-1-07 to 6-30-08	-2.60%		$6	2.35%	2.38%		-0.31%	-0.34%		71%
7-1-06 to 6-30-07	24.50%		7	2.42%	2.44%		-0.45%	-0.47%		90%
7-1-05 to 6-30-06	26.42%		8	2.49%	2.49%	[b]	-0.62%	-0.62%	[b]	84%
7-1-04 to 6-30-05	7.80%		6	2.59%	2.59%	[b]	-0.79%	-0.79%	[b]	74%
7-1-03 to 6-30-04	17.77%		9	2.53%	2.53%	[b]	-0.80%	-0.80%	[b]	125%

Class Y
7-1-07 to 6-30-08	-1.31%		$32	1.06%	1.09%		1.03%	1.00%		71%
7-1-06 to 6-30-07	26.14%		42	1.07%	1.09%		0.96%	0.94%		90%
7-1-05 to 6-30-06	28.26%		33	1.08%	1.08%	[b]	0.76%	0.76%	[b]	84%
7-1-04 to 6-30-05	9.41%		29	1.09%	1.09%	[b]	0.89%	0.89%	[b]	74%
7-1-03 to 6-30-04	19.31%		25	1.06%	1.06%	[b]	0.69%	0.69%	[b]	125%

(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)There was no wavier of expenses during the period.

WADDELL & REED ADVISORS NEW CONCEPTS FUND

	Selected Per-Share Data

		Income (Loss) From Investment Operations					Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Gain on Investments (Realized and Unrealized)		Total from Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
7-1-07 to 6-30-08	$12.27	$(0.07)		$(1.05)		$(1.12)	$(0.00)	$(0.84)	$(0.84)	$10.31
7-1-06 to 6-30-07	10.44	(0.04)		1.87		1.83	(0.00)	(0.00)	(0.00)	12.27
7-1-05 to 6-30-06	9.13	(0.02)		1.33		1.31	(0.00)	(0.00)	(0.00)	10.44
7-1-04 to 6-30-05	8.35	(0.08)		0.86		0.78	(0.00)	(0.00)	(0.00)	9.13
7-1-03 to 6-30-04	6.71	(0.07)		1.71		1.64	(0.00)	(0.00)	(0.00)	8.35

Class B
7-1-07 to 6-30-08	$11.16	$(0.17)	[c]	$(0.94)	[c]	$(1.11)	$(0.00)	$(0.84)	$(0.84)	$9.21
7-1-06 to 6-30-07	9.60	(0.26)		1.82		1.56	(0.00)	(0.00)	(0.00)	11.16
7-1-05 to 6-30-06	8.48	(0.15)		1.27		1.12	(0.00)	(0.00)	(0.00)	9.60
7-1-04 to 6-30-05	7.84	(0.17)		0.81		0.64	(0.00)	(0.00)	(0.00)	8.48
7-1-03 to 6-30-04	6.38	(0.12)		1.58		1.46	(0.00)	(0.00)	(0.00)	7.84

Class C
7-1-07 to 6-30-08	$11.26	$(0.23)		$(0.88)		$(1.11)	$(0.00)	$(0.84)	$(0.84)	$9.31
7-1-06 to 6-30-07	9.67	(0.20)		1.79		1.59	(0.00)	(0.00)	(0.00)	11.26
7-1-05 to 6-30-06	8.53	(0.10)		1.24		1.14	(0.00)	(0.00)	(0.00)	9.67
7-1-04 to 6-30-05	7.88	(0.14)		0.79		0.65	(0.00)	(0.00)	(0.00)	8.53
7-1-03 to 6-30-04	6.40	(0.07)		1.55		1.48	(0.00)	(0.00)	(0.00)	7.88

Class Y
7-1-07 to 6-30-08	$12.74	$0.02		$(1.14)		$(1.12)	$(0.00)	$(0.84)	$(0.84)	$10.78
7-1-06 to 6-30-07	10.80	(0.01)		1.95		1.94	(0.00)	(0.00)	(0.00)	12.74
7-1-05 to 6-30-06	9.41	0.04		1.35		1.39	(0.00)	(0.00)	(0.00)	10.80
7-1-04 to 6-30-05	8.57	(0.02)		0.86		0.84	(0.00)	(0.00)	(0.00)	9.41
7-1-03 to 6-30-04	6.85	(0.05)		1.77		1.72	(0.00)	(0.00)	(0.00)	8.57

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets including Expense Wavier	Ratio of Expenses to Average Net Assets excluding Expense Wavier		Ratio of Net Investment Income (Loss) to Average Net Assets including Expense Wavier	Ratio of Net Investment Income (Loss) to Average Net Assets excluding Expense Wavier		Portfolio Turnover Rate

Class A
7-1-07 to 6-30-08	-9.96%	[a]	$1,149	1.43%	1.44%		-0.57%	-0.58%		43%
7-1-06 to 6-30-07	17.53%	[a]	1,350	1.43%	1.44%		-0.36%	-0.37%		27%
7-1-05 to 6-30-06	14.35%	[a]	1,253	1.44%	1.44%	[b]	-0.16%	-0.16%	[b]	21%
7-1-04 to 6-30-05	9.34%	[a]	1,159	1.51%	1.51%	[b]	-0.86%	-0.86%	[b]	19%
7-1-03 to 6-30-04	24.44%	[a]	1,143	1.55%	1.55%	[b]	-0.98%	-0.98%	[b]	29%

Class B
7-1-07 to 6-30-08	-10.90%		$36	2.46%	2.47%		-1.61%	-1.62%		43%
7-1-06 to 6-30-07	16.25%		53	2.47%	2.48%		-1.40%	-1.41%		27%
7-1-05 to 6-30-06	13.21%		55	2.49%	2.49%	[b]	-1.21%	-1.21%	[b]	21%
7-1-04 to 6-30-05	8.16%		52	2.63%	2.63%	[b]	-1.98%	-1.98%	[b]	19%
7-1-03 to 6-30-04	22.88%		50	2.75%	2.75%	[b]	-2.18%	-2.18%	[b]	29%

Class C
7-1-07 to 6-30-08	-10.79%		$14	2.35%	2.36%		-1.50%	-1.51%		43%
7-1-06 to 6-30-07	16.44%		18	2.35%	2.36%		-1.28%	-1.29%		27%
7-1-05 to 6-30-06	13.36%		19	2.37%	2.37%	[b]	-1.09%	-1.09%	[b]	21%
7-1-04 to 6-30-05	8.25%		17	2.47%	2.47%	[b]	-1.82%	-1.82%	[b]	19%
7-1-03 to 6-30-04	23.13%		15	2.59%	2.59%	[b]	-2.01%	-2.01%	[b]	29%

Class Y
7-1-07 to 6-30-08	-9.65%		$22	1.04%	1.05%		-0.18%	-0.19%		43%
7-1-06 to 6-30-07	18.06%		30	1.04%	1.05%		0.03%	0.02%		27%
7-1-05 to 6-30-06	14.77%		24	1.04%	1.04%	[b]	0.23%	0.23%	[b]	21%
7-1-04 to 6-30-05	9.80%		22	1.06%	1.06%	[b]	-0.41%	-0.41%	[b]	19%
7-1-03 to 6-30-04	25.11%		22	1.06%	1.06%	[b]	-0.48%	-0.48%	[b]	29%

(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)There was no wavier of expenses during the period.
(c)Based on average shares outstanding.

WADDELL & REED ADVISORS RETIREMENT SHARES

	Selected Per-Share Data

		Income (Loss) From Investment Operations			Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	From Net Investment Income		From Realized Gains	Total Distributions		Net Asset Value End of Period

Class A
7-1-07 to 6-30-08	$9.40	$0.01	$(0.41)	$(0.40)	$(0.01)		$(0.00)	$(0.01)		$8.99
7-1-06 to 6-30-07	7.90	0.06	1.49	1.55	(0.05)		(0.00)	(0.05)		9.40
7-1-05 to 6-30-06	7.03	0.04	0.85	0.89	(0.02)		(0.00)	(0.02)		7.90
7-1-04 to 6-30-05	6.46	0.00	0.57	0.57	(0.00)		(0.00)	(0.00)		7.03
7-1-03 to 6-30-04	5.77	0.01	0.69	0.70	(0.01)		(0.00)	(0.01)		6.46

Class B
7-1-07 to 6-30-08	$8.99	$(0.34)	$(0.13)	$(0.47)	$(0.00)		$(0.00)	$(0.00)		$8.52
7-1-06 to 6-30-07	7.58	(0.16)	1.57	1.41	(0.00)	[c]	(0.00)	(0.00)	[c]	8.99
7-1-05 to 6-30-06	6.80	(0.08)	0.86	0.78	(0.00)		(0.00)	(0.00)		7.58
7-1-04 to 6-30-05	6.31	(0.10)	0.59	0.49	(0.00)		(0.00)	(0.00)		6.80
7-1-03 to 6-30-04	5.70	(0.06)	0.67	0.61	(0.00)		(0.00)	(0.00)		6.31

Class C
7-1-07 to 6-30-08	$9.03	$(0.19)	$(0.28)	$(0.47)	$(0.00)		$(0.00)	$(0.00)		$8.56
7-1-06 to 6-30-07	7.60	(0.09)	1.53	1.44	(0.01)		(0.00)	(0.01)		9.03
7-1-05 to 6-30-06	6.81	(0.05)	0.84	0.79	(0.00)		(0.00)	(0.00)		7.60
7-1-04 to 6-30-05	6.32	(0.09)	0.58	0.49	(0.00)		(0.00)	(0.00)		6.81
7-1-03 to 6-30-04	5.70	(0.03)	0.65	0.62	(0.00)		(0.00)	(0.00)		6.32

Class Y
7-1-07 to 6-30-08	$9.45	$0.04	$(0.41)	$(0.37)	$(0.03)		$(0.00)	$(0.03)		$9.05
7-1-06 to 6-30-07	7.94	0.09	1.50	1.59	(0.08)		(0.00)	(0.08)		9.45
7-1-05 to 6-30-06	7.07	0.06	0.86	0.92	(0.05)		(0.00)	(0.05)		7.94
7-1-04 to 6-30-05	6.47	0.02	0.58	0.60	(0.00)		(0.00)	(0.00)		7.07
7-1-03 to 6-30-04	5.78	0.03	0.68	0.71	(0.02)		(0.00)	(0.02)		6.47

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets including Expense Wavier	Ratio of Expenses to Average Net Assets excluding Expense Wavier		Ratio of Net Investment Income (Loss) to Average Net Assets including Expense Wavier	Ratio of Net Investment Income (Loss) to Average Net Assets excluding Expense Wavier		Portfolio Turnover Rate

Class A
7-1-07 to 6-30-08	-4.34%	[a]	$488	1.19%	1.24%		0.09%	0.04%		169%
7-1-06 to 6-30-07	19.88%	[a]	568	1.21%	1.25%		0.62%	0.58%		184%
7-1-05 to 6-30-06	12.70%	[a]	572	1.24%	1.24%	[b]	0.46%	0.46%	[b]	211%
7-1-04 to 6-30-05	8.82%	[a]	578	1.27%	1.27%	[b]	0.03%	0.03%	[b]	202%
7-1-03 to 6-30-04	12.12%	[a]	659	1.25%	1.25%	[b]	0.14%	0.14%	[b]	273%

Class B
7-1-07 to 6-30-08	-5.23%		$13	2.18%	2.23%		-0.91%	-0.96%		169%
7-1-06 to 6-30-07	18.65%		20	2.22%	2.26%		-0.40%	-0.44%		184%
7-1-05 to 6-30-06	11.47%		23	2.25%	2.25%	[b]	-0.55%	-0.55%	[b]	211%
7-1-04 to 6-30-05	7.77%		24	2.33%	2.33%	[b]	-1.03%	-1.03%	[b]	202%
7-1-03 to 6-30-04	10.70%		26	2.33%	2.33%	[b]	-0.94%	-0.94%	[b]	273%

Class C
7-1-07 to 6-30-08	-5.21%		$4	2.09%	2.14%		-0.81%	-0.86%		169%
7-1-06 to 6-30-07	18.90%		6	2.11%	2.15%		-0.29%	-0.33%		184%
7-1-05 to 6-30-06	11.60%		6	2.16%	2.16%	[b]	-0.46%	-0.46%	[b]	211%
7-1-04 to 6-30-05	7.75%		6	2.23%	2.23%	[b]	-0.93%	-0.93%	[b]	202%
7-1-03 to 6-30-04	10.88%		7	2.23%	2.23%	[b]	-0.85%	-0.85%	[b]	273%

Class Y
7-1-07 to 6-30-08	-3.97%		$6	0.87%	0.92%		0.40%	0.35%		169%
7-1-06 to 6-30-07	20.17%		6	0.89%	0.93%		0.93%	0.89%		184%
7-1-05 to 6-30-06	12.98%		7	0.91%	0.91%	[b]	0.80%	0.80%	[b]	211%
7-1-04 to 6-30-05	9.27%		6	0.92%	0.92%	[b]	0.38%	0.38%	[b]	202%
7-1-03 to 6-30-04	12.31%		2	0.93%	0.93%	[b]	0.48%	0.48%	[b]	273%

(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)There was no wavier of expenses during the period.
(c)Not shown due to rounding.

WADDELL & REED ADVISORS SCIENCE AND TECHNOLOGY FUND

	Selected Per-Share Data

		Income (Loss) From Investment Operations					Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Loss		Net Gain on Investments (Realized and Unrealized)		Total from Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
7-1-07 to 6-30-08	$12.53	$(0.05)		$0.41		$0.36	$(0.00)	$(2.45)	$(2.45)	$10.44
7-1-06 to 6-30-07	11.13	(0.09)		2.37		2.28	(0.00)	(0.88)	(0.88)	12.53
7-1-05 to 6-30-06	10.80	(0.09)		1.50		1.41	(0.00)	(1.08)	(1.08)	11.13
7-1-04 to 6-30-05	9.51	(0.08)		1.37		1.29	(0.00)	(0.00)	(0.00)	10.80
7-1-03 to 6-30-04	7.36	(0.09)		2.24		2.15	(0.00)	(0.00)	(0.00)	9.51

Class B
7-1-07 to 6-30-08	$11.05	$(0.17)		$0.40		$0.23	$(0.00)	$(2.31)	$(2.31)	$8.97
7-1-06 to 6-30-07	10.02	(0.26)		2.17		1.91	(0.00)	(0.88)	(0.88)	11.05
7-1-05 to 6-30-06	9.93	(0.18)		1.35		1.17	(0.00)	(1.08)	(1.08)	10.02
7-1-04 to 6-30-05	8.85	(0.20)		1.28		1.08	(0.00)	(0.00)	(0.00)	9.93
7-1-03 to 6-30-04	6.95	(0.17)		2.07		1.90	(0.00)	(0.00)	(0.00)	8.85

Class C
7-1-07 to 6-30-08	$11.09	$(0.14)	[c]	$0.38	[c]	$0.24	$(0.00)	$(2.32)	$(2.32)	$9.01
7-1-06 to 6-30-07	10.05	(0.19)	[c]	2.11	[c]	1.92	(0.00)	(0.88)	(0.88)	11.09
7-1-05 to 6-30-06	9.96	(0.20)	[c]	1.37	[c]	1.17	(0.00)	(1.08)	(1.08)	10.05
7-1-04 to 6-30-05	8.87	(0.19)		1.28		1.09	(0.00)	(0.00)	(0.00)	9.96
7-1-03 to 6-30-04	6.96	(0.14)		2.05		1.91	(0.00)	(0.00)	(0.00)	8.87

Class Y
7-1-07 to 6-30-08	$13.13	$(0.01)	[c]	$0.43	[c]	$0.42	$(0.00)	$(2.49)	$(2.49)	$11.06
7-1-06 to 6-30-07	11.60	(0.05)	[c]	2.46	[c]	2.41	(0.00)	(0.88)	(0.88)	13.13
7-1-05 to 6-30-06	11.18	(0.09)		1.59		1.50	(0.00)	(1.08)	(1.08)	11.60
7-1-04 to 6-30-05	9.80	(0.03)		1.41		1.38	(0.00)	(0.00)	(0.00)	11.18
7-1-03 to 6-30-04	7.56	(0.17)		2.41		2.24	(0.00)	(0.00)	(0.00)	9.80

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets including Expense Waiver	Ratio of Expenses to Average Net Assets excluding Expense Waiver		Ratio of Net Investment Loss to Average Net Assets including Expense Waiver	Ratio of Net Investment Loss to Average Net Assets excluding Expense Waiver		Portfolio Turnover Rate

Class A
7-1-07 to 6-30-08	1.84%	[a]	$2,386	1.32%	1.33%		-0.38%	-0.39%		70%
7-1-06 to 6-30-07	21.42%	[a]	2,556	1.34%	1.35%		-0.77%	-0.78%		68%
7-1-05 to 6-30-06	13.16%	[a]	2,312	1.35%	1.35%	[b]	-0.79%	-0.79%	[b]	92%
7-1-04 to 6-30-05	13.56%	[a]	2,179	1.40%	1.40%	[b]	-0.82%	-0.82%	[b]	96%
7-1-03 to 6-30-04	29.21%	[a]	2,075	1.42%	1.42%	[b]	-1.05%	-1.05%	[b]	125%

Class B
7-1-07 to 6-30-08	0.81%		$63	2.38%	2.39%		-1.45%	-1.46%		70%
7-1-06 to 6-30-07	20.05%		80	2.46%	2.47%		-1.89%	-1.90%		68%
7-1-05 to 6-30-06	11.83%		80	2.49%	2.49%	[b]	-1.93%	-1.93%	[b]	92%
7-1-04 to 6-30-05	12.20%		76	2.64%	2.64%	[b]	-2.07%	-2.07%	[b]	96%
7-1-03 to 6-30-04	27.34%		70	2.76%	2.76%	[b]	-2.40%	-2.40%	[b]	125%

Class C
7-1-07 to 6-30-08	0.88%		$15	2.34%	2.35%		-1.40%	-1.41%		70%
7-1-06 to 6-30-07	20.08%		17	2.42%	2.43%		-1.85%	-1.86%		68%
7-1-05 to 6-30-06	11.80%		15	2.47%	2.47%	[b]	-1.91%	-1.91%	[b]	92%
7-1-04 to 6-30-05	12.29%		12	2.62%	2.62%	[b]	-2.05%	-2.05%	[b]	96%
7-1-03 to 6-30-04	27.44%		11	2.71%	2.71%	[b]	-2.35%	-2.35%	[b]	125%

Class Y
7-1-07 to 6-30-08	2.21%		$73	1.01%	1.02%		-0.06%	-0.07%		70%
7-1-06 to 6-30-07	21.69%		60	1.01%	1.02%		-0.43%	-0.44%		68%
7-1-05 to 6-30-06	13.54%		17	1.03%	1.03%	[b]	-0.47%	-0.47%	[b]	92%
7-1-04 to 6-30-05	14.08%		14	1.03%	1.03%	[b]	-0.47%	-0.47%	[b]	96%
7-1-03 to 6-30-04	29.63%		13	1.03%	1.03%	[b]	-0.70%	-0.70%	[b]	125%

(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)There was no waiver during the period.
(c)Based on average weekly shares outstanding.

WADDELL & REED ADVISORS SMALL CAP FUND

	Selected Per-Share Data

		Income (Loss) From Investment Operations			Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Loss	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	From Net Investment Income	From Realized Gains	From Tax Return of Capital	Total Distributions	Net Asset Value End of Period

Class A
7-1-07 to 6-30-08	$15.02	$(0.14)	$(1.52)	$(1.66)	$(0.00)	$(1.90)	$(0.03)	$(1.93)	$11.43
7-1-06 to 6-30-07	15.31	(0.14)	2.04	1.90	(0.00)	(2.19)	(0.00)	(2.19)	15.02
7-1-05 to 6-30-06	15.29	(0.14)	1.53	1.39	(0.00)	(1.37)	(0.00)	(1.37)	15.31
7-1-04 to 6-30-05	13.45	(0.16)	2.00	1.84	(0.00)	(0.00)	(0.00)	(0.00)	15.29
7-1-03 to 6-30-04	11.00	(0.17)	2.62	2.45	(0.00)	(0.00)	(0.00)	(0.00)	13.45

Class B
7-1-07 to 6-30-08	$13.78	$(0.43)	$(1.18)	$(1.61)	$(0.00)	$(1.88)	$(0.00)	$(1.88)	$10.29
7-1-06 to 6-30-07	14.34	(0.34)	1.97	1.63	(0.00)	(2.19)	(0.00)	(2.19)	13.78
7-1-05 to 6-30-06	14.53	(0.29)	1.47	1.18	(0.00)	(1.37)	(0.00)	(1.37)	14.34
7-1-04 to 6-30-05	12.91	(0.33)	1.95	1.62	(0.00)	(0.00)	(0.00)	(0.00)	14.53
7-1-03 to 6-30-04	10.66	(0.26)	2.51	2.25	(0.00)	(0.00)	(0.00)	(0.00)	12.91

Class C
7-1-07 to 6-30-08	$14.01	$(0.34)	$(1.29)	$(1.63)	$(0.00)	$(1.88)	$(0.00)	$(1.88)	$10.50
7-1-06 to 6-30-07	14.53	(0.36)	2.03	1.67	(0.00)	(2.19)	(0.00)	(2.19)	14.01
7-1-05 to 6-30-06	14.69	(0.26)	1.47	1.21	(0.00)	(1.37)	(0.00)	(1.37)	14.53
7-1-04 to 6-30-05	13.04	(0.34)	1.99	1.65	(0.00)	(0.00)	(0.00)	(0.00)	14.69
7-1-03 to 6-30-04	10.75	(0.26)	2.55	2.29	(0.00)	(0.00)	(0.00)	(0.00)	13.04

Class Y
7-1-07 to 6-30-08	$15.59	$(0.10)	$(1.56)	$(1.66)	$(0.00)	$(1.93)	$(0.07)	$(2.00)	$11.93
7-1-06 to 6-30-07	15.74	(0.08)	2.12	2.04	(0.00)	(2.19)	(0.00)	(2.19)	15.59
7-1-05 to 6-30-06	15.61	(0.09)	1.59	1.50	(0.00)	(1.37)	(0.00)	(1.37)	15.74
7-1-04 to 6-30-05	13.66	(0.08)	2.03	1.95	(0.00)	(0.00)	(0.00)	(0.00)	15.61
7-1-03 to 6-30-04	11.10	(0.10)	2.66	2.56	(0.00)	(0.00)	(0.00)	(0.00)	13.66

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets including Expense Waiver	Ratio of Expenses to Average Net Assets excluding Expense Waiver		Ratio of Net Investment Loss to Average Net Assets including Expense Waiver	Ratio of Net Investment Loss to Average Net Assets excluding Expense Waiver		Portfolio Turnover Rate

Class A
7-1-07 to 6-30-08	-12.57%	[a]	$498	1.55%	1.57%		-1.04%	-1.06%		85%
7-1-06 to 6-30-07	13.73%	[a]	624	1.55%	1.57%		-0.93%	-0.95%		88%
7-1-05 to 6-30-06	9.13%	[a]	646	1.54%	1.54%	[b]	-0.90%	-0.90%	[b]	92%
7-1-04 to 6-30-05	13.68%	[a]	617	1.61%	1.61%	[b]	-1.13%	-1.13%	[b]	75%
7-1-03 to 6-30-04	22.27%	[a]	620	1.63%	1.63%	[b]	-1.34%	-1.34%	[b]	93%

Class B
7-1-07 to 6-30-08	-13.39%		$40	2.48%	2.50%		-1.95%	-1.97%		85%
7-1-06 to 6-30-07	12.69%		65	2.48%	2.50%		-1.86%	-1.88%		88%
7-1-05 to 6-30-06	8.12%		75	2.46%	2.46%	[b]	-1.82%	-1.82%	[b]	92%
7-1-04 to 6-30-05	12.55%		77	2.57%	2.57%	[b]	-2.09%	-2.09%	[b]	75%
7-1-03 to 6-30-04	21.11%		76	2.62%	2.62%	[b]	-2.33%	-2.33%	[b]	93%

Class C
7-1-07 to 6-30-08	-13.30%		$13	2.37%	2.39%		-1.85%	-1.87%		85%
7-1-06 to 6-30-07	12.81%		19	2.39%	2.41%		-1.76%	-1.78%		88%
7-1-05 to 6-30-06	8.24%		23	2.38%	2.38%	[b]	-1.74%	-1.74%	[b]	92%
7-1-04 to 6-30-05	12.65%		23	2.45%	2.45%	[b]	-1.98%	-1.98%	[b]	75%
7-1-03 to 6-30-04	21.30%		24	2.48%	2.48%	[b]	-2.19%	-2.19%	[b]	93%

Class Y
7-1-07 to 6-30-08	-12.14%		$198	1.04%	1.06%		-0.53%	-0.55%		85%
7-1-06 to 6-30-07	14.28%		241	1.04%	1.06%		-0.42%	-0.44%		88%
7-1-05 to 6-30-06	9.68%		233	1.06%	1.06%	[b]	-0.41%	-0.41%	[b]	92%
7-1-04 to 6-30-05	14.28%		207	1.06%	1.06%	[b]	-0.58%	-0.58%	[b]	75%
7-1-03 to 6-30-04	23.06%		184	1.06%	1.06%	[b]	-0.77%	-0.77%	[b]	93%

(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)There was no waiver of expenses during the period.

WADDELL & REED ADVISORS TAX-MANAGED EQUITY FUND

	Selected Per-Share Data

		Income (Loss) From Investment Operations					Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Gain (Loss) on Investments (Realized and Unrealized)		Total from Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
7-1-07 to 6-30-08	$10.99	$(0.02)		$0.68		$0.66	$(0.00)	$(0.00)	$(0.00)	$11.65
7-1-06 to 6-30-07	9.32	(0.03)		1.70		1.67	(0.00)	(0.00)	(0.00)	10.99
7-1-05 to 6-30-06	8.74	(0.04)		0.62		0.58	(0.00)	(0.00)	(0.00)	9.32
7-1-04 to 6-30-05	8.27	(0.01)		0.49		0.48	(0.01)	(0.00)	(0.01)	8.74
7-1-03 to 6-30-04	6.94	(0.07)		1.40		1.33	(0.00)	(0.00)	(0.00)	8.27

Class B
7-1-07 to 6-30-08	$10.34	$(0.11)	[b]	$0.63	[b]	$0.52	$(0.00)	$(0.00)	$(0.00)	$10.86
7-1-06 to 6-30-07	8.85	(0.11)	[b]	1.60	[b]	1.49	(0.00)	(0.00)	(0.00)	10.34
7-1-05 to 6-30-06	8.37	(0.16)		0.64		0.48	(0.00)	(0.00)	(0.00)	8.85
7-1-04 to 6-30-05	7.98	(0.09)		0.48		0.39	(0.00)	(0.00)	(0.00)	8.37
7-1-03 to 6-30-04	6.77	(0.13)		1.34		1.21	(0.00)	(0.00)	(0.00)	7.98

Class C
7-1-07 to 6-30-08	$10.30	$(0.11)	[b]	$0.64	[b]	$0.53	$(0.00)	$(0.00)	$(0.00)	$10.83
7-1-06 to 6-30-07	8.83	(0.12)	[b]	1.59	[b]	1.47	(0.00)	(0.00)	(0.00)	10.30
7-1-05 to 6-30-06	8.35	(0.14)		0.62		0.48	(0.00)	(0.00)	(0.00)	8.83
7-1-04 to 6-30-05	7.97	(0.08)		0.46		0.38	(0.00)	(0.00)	(0.00)	8.35
7-1-03 to 6-30-04	6.76	(0.12)		1.33		1.21	(0.00)	(0.00)	(0.00)	7.97

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Class A
7-1-07 to 6-30-08	6.01%	[a]	$106	1.24%	-0.09%	27%
7-1-06 to 6-30-07	17.92%	[a]	75	1.31%	-0.29%	55%
7-1-05 to 6-30-06	6.64%	[a]	65	1.32%	-0.44%	100%
7-1-04 to 6-30-05	5.78%	[a]	60	1.34%	-0.13%	66%
7-1-03 to 6-30-04	19.16%	[a]	54	1.40%	-0.96%	92%

Class B
7-1-07 to 6-30-08	5.03%		$3	2.13%	-1.01%	27%
7-1-06 to 6-30-07	16.84%		4	2.22%	-1.20%	55%
7-1-05 to 6-30-06	5.73%		4	2.24%	-1.37%	100%
7-1-04 to 6-30-05	4.89%		4	2.27%	-1.04%	66%
7-1-03 to 6-30-04	17.87%		4	2.36%	-1.91%	92%

Class C
7-1-07 to 6-30-08	5.15%		$4	2.14%	-1.00%	27%
7-1-06 to 6-30-07	16.65%		3	2.27%	-1.26%	55%
7-1-05 to 6-30-06	5.75%		3	2.28%	-1.41%	100%
7-1-04 to 6-30-05	4.77%		3	2.30%	-1.09%	66%
7-1-03 to 6-30-04	17.90%		2	2.35%	-1.91%	92%

(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)Based average weekly shares outstanding.

WADDELL & REED ADVISORS VALUE FUND

	Selected Per-Share Data

		Income (Loss) From Investment Operations			Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total From Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
7-1-06 to 6-30-08	$14.64	$0.12	$(2.51)	$(2.39)	$(0.13)	$(1.03)	$(1.16)	$11.09
7-1-06 to 6-30-07	12.80	0.13	2.71	2.84	(0.10)	(0.90)	(1.00)	14.64
7-1-05 to 6-30-06	12.94	0.11	0.58	0.69	(0.15)	(0.68)	(0.83)	12.80
7-1-04 to 6-30-05	11.77	0.14	1.12	1.26	(0.09)	(0.00)	(0.09)	12.94
7-1-03 to 6-30-04	9.77	0.06	1.99	2.05	(0.05)	(0.00)	(0.05)	11.77

Class B
7-1-06 to 6-30-08	$14.21	$(0.04)	$(2.39)	$(2.43)	$(0.01)	$(1.03)	$(1.04)	$10.74
7-1-06 to 6-30-07	12.47	(0.01)	2.65	2.64	(0.00)	(0.90)	(0.90)	14.21
7-1-05 to 6-30-06	12.62	(0.03)	0.58	0.55	(0.02)	(0.68)	(0.70)	12.47
7-1-04 to 6-30-05	11.52	0.03	1.07	1.10	(0.00)	(0.00)	(0.00)	12.62
7-1-03 to 6-30-04	9.60	(0.03)	1.95	1.92	(0.00)	(0.00)	(0.00)	11.52

Class C
7-1-06 to 6-30-08	$14.30	$(0.04)	$(2.41)	$(2.45)	$(0.01)	$(1.03)	$(1.04)	$10.81
7-1-06 to 6-30-07	12.55	(0.00)	2.65	2.65	(0.00)	(0.90)	(0.90)	14.30
7-1-05 to 6-30-06	12.69	(0.03)	0.60	0.57	(0.03)	(0.68)	(0.71)	12.55
7-1-04 to 6-30-05	11.57	0.04	1.08	1.12	(0.00)	(0.00)	(0.00)	12.69
7-1-03 to 6-30-04	9.64	(0.03)	1.96	1.93	(0.00)	(0.00)	(0.00)	11.57

Class Y
7-1-06 to 6-30-08	$14.67	$0.18	$(2.52)	$(2.34)	$(0.19)	$(1.03)	$(1.22)	$11.11
7-1-06 to 6-30-07	12.83	0.18	2.71	2.89	(0.15)	(0.90)	(1.05)	14.67
7-1-05 to 6-30-06	12.97	0.15	0.59	0.74	(0.20)	(0.68)	(0.88)	12.83
7-1-04 to 6-30-05	11.80	0.19	1.12	1.31	(0.14)	(0.00)	(0.14)	12.97
7-1-03 to 6-30-04	9.79	0.11	2.01	2.12	(0.11)	(0.00)	(0.11)	11.80

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets including Expense Waiver	Ratio of Expenses to Average Net Assets excluding Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets excluding Expense Waiver		Portfolio Turnover Rate

Class A
7-1-06 to 6-30-08	-17.35%	[a]	$364	1.33%	1.34%		0.83%	0.82%		52%
7-1-06 to 6-30-07	22.82%	[a]	514	1.31%	1.32%		0.91%	0.90%		38%
7-1-05 to 6-30-06	5.40%	[a]	435	1.34%	1.34%	[b]	0.78%	0.78%	[b]	67%
7-1-04 to 6-30-05	10.69%	[a]	501	1.34%	1.34%	[b]	1.18%	1.18%	[b]	46%
7-1-03 to 6-30-04	21.04%	[a]	402	1.40%	1.40%	[b]	0.60%	0.60%	[b]	92%

Class B
7-1-06 to 6-30-08	-18.10%		$32	2.24%	2.25%		-0.09%	-0.10%		52%
7-1-06 to 6-30-07	21.75%		51	2.23%	2.24%		-0.00%	-0.01%		38%
7-1-05 to 6-30-06	4.41%		47	2.28%	2.28%	[b]	-0.15%	-0.15%	[b]	67%
7-1-04 to 6-30-05	9.55%		54	2.29%	2.29%	[b]	0.23%	0.23%	[b]	46%
7-1-03 to 6-30-04	20.00%		49	2.39%	2.39%	[b]	-0.39%	-0.39%	[b]	92%

Class C
7-1-06 to 6-30-08	-18.11%		$13	2.22%	2.23%		-0.07%	-0.08%		52%
7-1-06 to 6-30-07	21.69%		22	2.20%	2.21%		0.02%	0.01%		38%
7-1-05 to 6-30-06	4.53%		20	2.24%	2.24%	[b]	-0.11%	-0.11%	[b]	67%
7-1-04 to 6-30-05	9.68%		27	2.22%	2.22%	[b]	0.31%	0.31%	[b]	46%
7-1-03 to 6-30-04	20.02%		22	2.29%	2.29%	[b]	-0.29%	-0.29%	[b]	92%

Class Y
7-1-06 to 6-30-08	-17.04%		$25	0.92%	0.93%		1.23%	1.22%		52%
7-1-06 to 6-30-07	23.28%		38	0.91%	0.92%		1.31%	1.30%		38%
7-1-05 to 6-30-06	5.83%		31	0.92%	0.92%	[b]	1.19%	1.19%	[b]	67%
7-1-04 to 6-30-05	11.16%		27	0.92%	0.92%	[b]	1.60%	1.60%	[b]	46%
7-1-03 to 6-30-04	21.74%		21	0.93%	0.93%	[b]	1.06%	1.06%	[b]	92%

(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)There was no waiver of expenses during the period.

WADDELL & REED ADVISORS VANGUARD FUND

	Selected Per-Share Data

		Income (Loss) From Investment Operations			Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain on Investments (Realized and Unrealized)	Total from Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
7-1-07 to 6-30-08	$9.58	$(0.02)	$0.51	$0.49	$(0.00)	$(1.00)	$(1.00)	$9.07
7-1-06 to 6-30-07	9.54	(0.02)	0.89	0.87	(0.00)	(0.83)	(0.83)	9.58
7-1-05 to 6-30-06	8.83	(0.04)	1.19	1.15	(0.00)	(0.44)	(0.44)	9.54
7-1-04 to 6-30-05	8.24	(0.00)	0.60	0.60	(0.01)	(0.00)	(0.01)	8.83
7-1-03 to 6-30-04	7.03	(0.05)	1.26	1.21	(0.00)	(0.00)	(0.00)	8.24

Class B
7-1-07 to 6-30-08	$8.63	$(0.21)	$0.58	$0.37	$(0.00)	$(0.96)	$(0.96)	$8.04
7-1-06 to 6-30-07	8.77	(0.20)	0.89	0.69	(0.00)	(0.83)	(0.83)	8.63
7-1-05 to 6-30-06	8.23	(0.15)	1.13	0.98	(0.00)	(0.44)	(0.44)	8.77
7-1-04 to 6-30-05	7.75	(0.13)	0.61	0.48	(0.00)	(0.00)	(0.00)	8.23
7-1-03 to 6-30-04	6.69	(0.08)	1.14	1.06	(0.00)	(0.00)	(0.00)	7.75

Class C
7-1-07 to 6-30-08	$8.67	$(0.17)	$0.54	$0.37	$(0.00)	$(0.96)	$(0.96)	$8.08
7-1-06 to 6-30-07	8.80	(0.16)	0.86	0.70	(0.00)	(0.83)	(0.83)	8.67
7-1-05 to 6-30-06	8.26	(0.11)	1.09	0.98	(0.00)	(0.44)	(0.44)	8.80
7-1-04 to 6-30-05	7.77	(0.13)	0.62	0.49	(0.00)	(0.00)	(0.00)	8.26
7-1-03 to 6-30-04	6.70	(0.06)	1.13	1.07	(0.00)	(0.00)	(0.00)	7.77

Class Y
7-1-07 to 6-30-08	$9.86	$0.02	$0.52	$0.54	$(0.00)	$(1.04)	$(1.04)	$9.36
7-1-06 to 6-30-07	9.76	(0.00)	0.93	0.93	(0.00)	(0.83)	(0.83)	9.86
7-1-05 to 6-30-06	9.00	(0.02)	1.22	1.20	(0.00)	(0.44)	(0.44)	9.76
7-1-04 to 6-30-05	8.39	0.03	0.62	0.65	(0.04)	(0.00)	(0.04)	9.00
7-1-03 to 6-30-04	7.14	(0.04)	1.29	1.25	(0.00)	(0.00)	(0.00)	8.39

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets including Expense Waiver	Ratio of Expenses to Average Net Assets excluding Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets excluding Expense Waiver		Portfolio Turnover Rate

Class A
7-1-07 to 6-30-08	3.78%	[a]	$1,530	1.16%	1.18%		-0.22%	-0.24%		65%
7-1-06 to 6-30-07	9.64%	[a]	1,600	1.19%	1.20%		-0.26%	-0.27%		81%
7-1-05 to 6-30-06	12.96%	[a]	1,719	1.19%	1.19%	[b]	-0.43%	-0.43%	[b]	74%
7-1-04 to 6-30-05	7.32%	[a]	1,644	1.23%	1.23%	[b]	0.03%	0.03%	[b]	101%
7-1-03 to 6-30-04	17.21%	[a]	1,771	1.22%	1.22%	[b]	-0.56%	-0.56%	[b]	137%

Class B
7-1-07 to 6-30-08	2.74%		$39	2.21%	2.23%		-1.28%	-1.30%		65%
7-1-06 to 6-30-07	8.38%		48	2.28%	2.29%		-1.35%	-1.36%		81%
7-1-05 to 6-30-06	11.81%		57	2.28%	2.28%	[b]	-1.52%	-1.52%	[b]	74%
7-1-04 to 6-30-05	6.19%		55	2.37%	2.37%	[b]	-1.11%	-1.11%	[b]	101%
7-1-03 to 6-30-04	15.85%		59	2.38%	2.38%	[b]	-1.72%	-1.72%	[b]	137%

Class C
7-1-07 to 6-30-08	2.73%		$14	2.16%	2.18%		-1.23%	-1.25%		65%
7-1-06 to 6-30-07	8.46%		17	2.22%	2.23%		-1.29%	-1.30%		81%
7-1-05 to 6-30-06	11.77%		19	2.22%	2.22%	[b]	-1.45%	-1.45%	[b]	74%
7-1-04 to 6-30-05	6.31%		17	2.25%	2.25%	[b]	-0.98%	-0.98%	[b]	101%
7-1-03 to 6-30-04	15.97%		20	2.17%	2.17%	[b]	-1.51%	-1.51%	[b]	137%

Class Y
7-1-07 to 6-30-08	4.08%		$49	0.85%	0.87%		0.09%	0.07%		65%
7-1-06 to 6-30-07	10.06%		54	0.86%	0.87%		0.07%	0.06%		81%
7-1-05 to 6-30-06	13.28%		49	0.87%	0.87%	[b]	-0.10%	-0.10%	[b]	74%
7-1-04 to 6-30-05	7.82%		39	0.88%	0.88%	[b]	0.38%	0.38%	[b]	101%
7-1-03 to 6-30-04	17.51%		38	0.87%	0.87%	[b]	-0.20%	-0.20%	[b]	137%

(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)There was on waiver of expenses during the period.

Appendix A: Hypothetical Investment and Expense Information

The following charts provide additional hypothetical information about the effect of the Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's assumed returns over a ten-year period. Each chart shows the estimated cumulative expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of shares. Each chart also assumes that the Fund's annual expense ratio stays the same throughout the ten-year period (except for Class B shares, which convert to Class A shares after you have held them for eight years) and that all dividends and distributions are reinvested. The annual expense ratio used in each chart is the same as stated in the "Fees and Expenses" table of this Prospectus (and thus may not reflect any fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge (Load) that might be imposed on the purchase of shares (and deducted from the hypothetical initial investment of $10,000) is reflected in the "Hypothetical Expenses" column. The hypothetical investment information does not reflect the effect of charges, if any, normally applicable to redemptions of shares (for example, CDSC, redemption fees). If redemption charges, if any, were reflected, the amounts shown in the "Hypothetical Expenses" column would be higher, and the amounts shown in the "Hypothetical Ending Investment" column would be lower. Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

Waddell & Reed Advisors Accumulative Fund -- Class A

Annual expense ratio	1.11%
Maximum front-end sales charge	5.75%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$ 9,896.25	$681.65	$ 9,791.63
2	9,791.63	489.58	10,281.21	110.80	10,172.52
3	10,172.52	508.62	10,681.15	115.11	10,568.23
4	10,568.23	528.41	11,096.65	119.58	10,979.34
5	10,979.34	548.96	11,528.30	124.24	11,406.43
6	11,406.43	570.32	11,976.76	129.07	11,850.14
7	11,850.14	592.50	12,442.65	134.09	12,311.12
8	12,311.12	615.55	12,926.67	139.31	12,790.02
9	12,790.02	639.50	13,429.52	144.73	13,287.55
10	13,287.55	664.37	13,951.93	150.36	13,804.44
Cumulative Total	$1,848.94

Waddell & Reed Advisors Accumulative Fund -- Class B

Annual expense ratio	2.14%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$217.06	$10,286.00
2	10,286.00	514.30	10,800.30	223.26	10,580.17
3	10,580.17	529.00	11,109.18	229.65	10,882.77
4	10,882.77	544.13	11,426.91	236.22	11,194.02
5	11,194.02	559.70	11,753.72	242.97	11,514.16
6	11,514.16	575.70	12,089.87	249.92	11,843.47
7	11,843.47	592.17	12,435.64	257.07	12,182.19
8	12,182.19	609.10	12,791.30	264.42	12,530.60
Converts from Class B to Class A			Annual Expense Ratio: 1.11%
9	12,530.60	626.53	13,157.13	141.79	13,018.04
10	13,018.04	650.90	13,668.95	147.31	13,524.45
Cumulative Total	$2,209.67

Waddell & Reed Advisors Accumulative Fund -- Class C

Annual expense ratio	2.09%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$212.04	$10,291.00
2	10,291.00	514.55	10,805.55	218.21	10,590.46
3	10,590.46	529.52	11,119.99	224.56	10,898.65
4	10,898.65	544.93	11,443.58	231.09	11,215.80
5	11,215.80	560.79	11,776.59	237.82	11,542.18
6	11,542.18	577.10	12,119.29	244.74	11,878.05
7	11,878.05	593.90	12,471.96	251.86	12,223.71
8	12,223.71	611.18	12,834.89	259.19	12,579.42
9	12,579.42	628.97	13,208.39	266.73	12,945.48
10	12,945.48	647.27	13,592.75	274.49	13,322.19
Cumulative Total	$2,420.73

Waddell & Reed Advisors Accumulative Fund -- Class Y

Annual expense ratio	0.88%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 89.81	$10,412.00
2	10,412.00	520.60	10,932.60	93.51	10,840.97
3	10,840.97	542.04	11,383.02	97.36	11,287.62
4	11,287.62	564.38	11,852.00	101.37	11,752.67
5	11,752.67	587.63	12,340.30	105.55	12,236.88
6	12,236.88	611.84	12,848.72	109.90	12,741.04
7	12,741.04	637.05	13,378.09	114.43	13,265.97
8	13,265.97	663.29	13,929.27	119.14	13,812.53
9	13,812.53	690.62	14,503.15	124.05	14,381.60
10	14,381.60	719.08	15,100.68	129.16	14,974.12
Cumulative Total	$1,084.28

Waddell & Reed Advisors Asset Strategy Fund -- Class A

Annual expense ratio	1.15%
Maximum front-end sales charge	5.75%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$ 9,896.25	$685.47	$ 9,787.86
2	9,787.86	489.39	10,277.25	114.72	10,164.69
3	10,164.69	508.23	10,672.93	119.14	10,556.03
4	10,556.03	527.80	11,083.83	123.73	10,962.44
5	10,962.44	548.12	11,510.56	128.49	11,384.49
6	11,384.49	569.22	11,953.72	133.44	11,822.80
7	11,822.80	591.14	12,413.94	138.57	12,277.97
8	12,277.97	613.89	12,891.87	143.91	12,750.68
9	12,750.68	637.53	13,388.21	149.45	13,241.58
10	13,241.58	662.07	13,903.66	155.20	13,751.38
Cumulative Total	$1,892.12

Waddell & Reed Advisors Asset Strategy Fund -- Class B

Annual expense ratio	1.99%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$201.99	$10,301.00
2	10,301.00	515.05	10,816.05	208.07	10,611.06
3	10,611.06	530.55	11,141.61	214.33	10,930.45
4	10,930.45	546.52	11,476.97	220.78	11,259.45
5	11,259.45	562.97	11,822.43	227.43	11,598.36
6	11,598.36	579.91	12,178.28	234.28	11,947.48
7	11,947.48	597.37	12,544.85	241.33	12,307.09
8	12,307.09	615.35	12,922.45	248.59	12,677.54
Converts from Class B to Class A			Annual Expense Ratio: 1.15%
9	12,677.54	633.87	13,311.42	148.59	13,165.62
10	13,165.62	658.28	13,823.90	154.31	13,672.50
Cumulative Total	$2,099.70

Waddell & Reed Advisors Asset Strategy Fund -- Class C

Annual expense ratio	1.95%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$197.97	$10,305.00
2	10,305.00	515.25	10,820.25	204.01	10,619.30
3	10,619.30	530.96	11,150.26	210.23	10,943.19
4	10,943.19	547.15	11,490.35	216.64	11,276.95
5	11,276.95	563.84	11,840.80	223.25	11,620.90
6	11,620.90	581.04	12,201.95	230.06	11,975.34
7	11,975.34	598.76	12,574.11	237.08	12,340.59
8	12,340.59	617.02	12,957.62	244.31	12,716.97
9	12,716.97	635.84	13,352.82	251.76	13,104.84
10	13,104.84	655.24	13,760.08	259.44	13,504.54
Cumulative Total	$2,274.75

Waddell & Reed Advisors Asset Strategy Fund -- Class Y

Annual expense ratio	0.89%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 90.82	$10,411.00
2	10,411.00	520.55	10,931.55	94.56	10,838.89
3	10,838.89	541.94	11,380.83	98.44	11,284.37
4	11,284.37	564.21	11,848.58	102.49	11,748.15
5	11,748.15	587.40	12,335.56	106.70	12,231.00
6	12,231.00	611.55	12,842.55	111.09	12,733.70
7	12,733.70	636.68	13,370.38	115.65	13,257.05
8	13,257.05	662.85	13,919.90	120.41	13,801.92
9	13,801.92	690.09	14,492.01	125.36	14,369.18
10	14,369.18	718.45	15,087.64	130.51	14,959.75
Cumulative Total	$1,096.03

Waddell & Reed Advisors Continental Income Fund -- Class A

Annual expense ratio	1.21%
Maximum front-end sales charge	5.75%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$ 9,896.25	$691.20	$ 9,782.20
2	9,782.20	489.11	10,271.31	120.60	10,152.95
3	10,152.95	507.64	10,660.60	125.17	10,537.75
4	10,537.75	526.88	11,064.63	129.92	10,937.13
5	10,937.13	546.85	11,483.98	134.84	11,351.64
6	11,351.64	567.58	11,919.23	139.95	11,781.87
7	11,781.87	589.09	12,370.96	145.26	12,228.40
8	12,228.40	611.42	12,839.82	150.76	12,691.86
9	12,691.86	634.59	13,326.45	156.48	13,172.88
10	13,172.88	658.64	13,831.53	162.41	13,672.13
Cumulative Total	$1,956.59

Waddell & Reed Advisors Continental Income Fund -- Class B

Annual expense ratio	2.15%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$218.06	$10,285.00
2	10,285.00	514.25	10,799.25	224.27	10,578.12
3	10,578.12	528.90	11,107.02	230.67	10,879.59
4	10,879.59	543.98	11,423.57	237.24	11,189.66
5	11,189.66	559.48	11,749.15	244.00	11,508.57
6	11,508.57	575.42	12,084.00	250.96	11,836.56
7	11,836.56	591.82	12,428.39	258.11	12,173.90
8	12,173.90	608.69	12,782.60	265.46	12,520.86
Converts from Class B to Class A			Annual Expense Ratio: 1.21%
9	12,520.86	626.04	13,146.90	154.37	12,995.40
10	12,995.40	649.77	13,645.17	160.22	13,487.93
Cumulative Total	$2,243.36

Waddell & Reed Advisors Continental Income Fund -- Class C

Annual expense ratio	2.13%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$216.05	$10,287.00
2	10,287.00	514.35	10,801.35	222.25	10,582.23
3	10,582.23	529.11	11,111.34	228.63	10,885.94
4	10,885.94	544.29	11,430.24	235.19	11,198.37
5	11,198.37	559.91	11,758.29	241.94	11,519.76
6	11,519.76	575.98	12,095.75	248.89	11,850.38
7	11,850.38	592.51	12,442.90	256.03	12,190.49
8	12,190.49	609.52	12,800.01	263.38	12,540.35
9	12,540.35	627.01	13,167.37	270.94	12,900.26
10	12,900.26	645.01	13,545.27	278.71	13,270.50
Cumulative Total	$2,462.01

Waddell & Reed Advisors Continental Income Fund -- Class Y

Annual expense ratio	0.94%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 95.90	$10,406.00
2	10,406.00	520.30	10,926.30	99.80	10,828.48
3	10,828.48	541.42	11,369.90	103.85	11,268.12
4	11,268.12	563.40	11,831.52	108.07	11,725.60
5	11,725.60	586.28	12,311.88	112.45	12,201.66
6	12,201.66	610.08	12,811.74	117.02	12,697.05
7	12,697.05	634.85	13,331.90	121.77	13,212.55
8	13,212.55	660.62	13,873.18	126.71	13,748.98
9	13,748.98	687.44	14,436.43	131.86	14,307.19
10	14,307.19	715.35	15,022.55	137.21	14,888.06
Cumulative Total	$1,154.64

Waddell & Reed Advisors Core Investment Fund -- Class A

Annual expense ratio	1.08%
Maximum front-end sales charge	5.75%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	471.25	$ 9,896.25	$678.78	$ 9,794.46
2	9,794.46	489.72	10,284.18	107.85	10,178.40
3	10,178.40	508.92	10,687.32	112.08	10,577.39
4	10,577.39	528.86	11,106.26	116.47	10,992.03
5	10,992.03	549.60	11,541.63	121.04	11,422.91
6	11,422.91	571.14	11,994.06	125.78	11,870.69
7	11,870.69	593.53	12,464.23	130.71	12,336.02
8	12,336.02	616.80	12,952.82	135.84	12,819.59
9	12,819.59	640.98	13,460.57	141.16	13,322.12
10	13,322.12	666.10	13,988.23	146.69	13,844.35
Cumulative Total	$1,816.40

Waddell & Reed Advisors Core Investment Fund -- Class B

Annual expense ratio	2.13%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$216.05	$10,287.00
2	10,287.00	514.35	10,801.35	222.25	10,582.23
3	10,582.23	529.11	11,111.34	228.63	10,885.94
4	10,885.94	544.29	11,430.24	235.19	11,198.37
5	11,198.37	559.91	11,758.29	241.94	11,519.76
6	11,519.76	575.98	12,095.75	248.89	11,850.38
7	11,850.38	592.51	12,442.90	256.03	12,190.49
8	12,190.49	609.52	12,800.01	263.38	12,540.35
Converts from Class B to Class A			Annual Expense Ratio: 1.08%
9	12,540.35	627.01	13,167.37	138.09	13,031.93
10	13,031.93	651.59	13,683.53	143.50	13,542.79
Cumulative Total	$2,193.95

Waddell & Reed Advisors Core Investment Fund -- Class C

Annual expense ratio	2.07%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$210.03	$10,293.00
2	10,293.00	514.65	10,807.65	216.18	10,594.58
3	10,594.58	529.72	11,124.31	222.52	10,905.00
4	10,905.00	545.25	11,450.25	229.04	11,224.52
5	11,224.52	561.22	11,785.74	235.75	11,553.40
6	11,553.40	577.67	12,131.07	242.65	11,891.91
7	11,891.91	594.59	12,486.51	249.76	12,240.34
8	12,240.34	612.01	12,852.36	257.08	12,598.99
9	12,598.99	629.94	13,228.94	264.61	12,968.14
10	12,968.14	648.40	13,616.54	272.37	13,348.10
Cumulative Total	$2,399.99

Waddell & Reed Advisors Core Investment Fund -- Class Y

Annual expense ratio	0.81%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$82.69	$10,419.00
2	10,419.00	520.95	10,939.95	86.16	10,855.55
3	10,855.55	542.77	11,398.33	89.77	11,310.40
4	11,310.40	565.52	11,875.92	93.53	11,784.30
5	11,784.30	589.21	12,373.52	97.45	12,278.07
6	12,278.07	613.90	12,891.97	101.53	12,792.52
7	12,792.52	639.62	13,432.14	105.79	13,328.53
8	13,328.53	666.42	13,994.95	110.22	13,886.99
9	13,886.99	694.34	14,581.34	114.84	14,468.86
10	14,468.86	723.44	15,192.30	119.65	15,075.10
Cumulative Total	$1,001.63

Waddell & Reed Advisors Dividend Opportunities Fund -- Class A

Annual expense ratio	1.25%
Maximum front-end sales charge	5.75%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$9,896.25	$695.02	$ 9,778.43
2	9,778.43	488.92	10,267.35	124.52	10,145.12
3	10,145.12	507.25	10,652.38	129.19	10,525.57
4	10,525.57	526.27	11,051.84	134.03	10,920.28
5	10,920.28	546.01	11,466.29	139.06	11,329.79
6	11,329.79	566.48	11,896.28	144.27	11,754.65
7	11,754.65	587.73	12,342.39	149.68	12,195.45
8	12,195.45	609.77	12,805.23	155.30	12,652.78
9	12,652.78	632.63	13,285.42	161.12	13,127.26
10	13,127.26	656.36	13,783.62	167.16	13,619.53
Cumulative Total	$1,999.35

Waddell & Reed Advisors Dividend Opportunities Fund -- Class B

Annual expense ratio	2.16%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$219.06	$10,284.00
2	10,284.00	514.20	10,798.20	225.28	10,576.06
3	10,576.06	528.80	11,104.86	231.68	10,876.42
4	10,876.42	543.82	11,420.24	238.26	11,185.31
5	11,185.31	559.26	11,744.58	245.03	11,502.97
6	11,502.97	575.14	12,078.12	251.99	11,829.66
7	11,829.66	591.48	12,421.14	259.14	12,165.62
8	12,165.62	608.28	12,773.90	266.50	12,511.13
Converts from Class B to Class A			Annual Expense Ratio: 1.25%
9	12,511.13	625.55	13,136.68	159.32	12,980.29
10	12,980.29	649.01	13,629.31	165.29	13,467.05
Cumulative Total	$2,261.55

Waddell & Reed Advisors Dividend Opportunities Fund -- Class C

Annual expense ratio	2.10%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$213.04	$10,290.00
2	10,290.00	514.50	10,804.50	219.22	10,588.41
3	10,588.41	529.42	11,117.83	225.58	10,895.47
4	10,895.47	544.77	11,440.24	232.12	11,211.44
5	11,211.44	560.57	11,772.01	238.85	11,536.57
6	11,536.57	576.82	12,113.40	245.78	11,871.13
7	11,871.13	593.55	12,464.69	252.90	12,215.39
8	12,215.39	610.76	12,826.16	260.24	12,569.64
9	12,569.64	628.48	13,198.12	267.79	12,934.16
10	12,934.16	646.70	13,580.87	275.55	13,309.25
Cumulative Total	$2,431.07

Waddell & Reed Advisors Dividend Opportunities Fund -- Class Y

Annual expense ratio	0.91%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 92.86	$10,409.00
2	10,409.00	520.45	10,929.45	96.65	10,834.72
3	10,834.72	541.73	11,376.46	100.61	11,277.86
4	11,277.86	563.89	11,841.76	104.72	11,739.13
5	11,739.13	586.95	12,326.09	109.01	12,219.26
6	12,219.26	610.96	12,830.22	113.46	12,719.03
7	12,719.03	635.95	13,354.98	118.11	13,239.24
8	13,239.24	661.96	13,901.20	122.94	13,780.72
9	13,780.72	689.03	14,469.76	127.96	14,344.35
10	14,344.35	717.21	15,061.57	133.20	14,931.04

Cumulative Total                  $1,119.52

Waddell & Reed Advisors Energy Fund -- Class A

Annual expense ratio	1.54%
Maximum front-end sales charge	5.75%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$ 9,896.25	$722.65	$ 9,751.10
2	9,751.10	487.55	10,238.66	152.76	10,088.49
3	10,088.49	504.42	10,592.91	158.05	10,437.55
4	10,437.55	521.87	10,959.43	163.51	10,798.69
5	10,798.69	539.93	11,338.62	169.17	11,172.32
6	11,172.32	558.61	11,730.94	175.03	11,558.89
7	11,558.89	577.94	12,136.83	181.08	11,958.82
8	11,958.82	597.94	12,556.77	187.35	12,372.60
9	12,372.60	618.63	12,991.23	193.83	12,800.69
10	12,800.69	640.03	13,440.73	200.54	13,243.60
Cumulative Total	$2,303.97

Waddell & Reed Advisors Energy Fund -- Class B

Annual expense ratio	2.48%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$251.12	$10,252.00
2	10,252.00	512.60	10,764.60	257.45	10,510.35
3	10,510.35	525.51	11,035.86	263.94	10,775.21
4	10,775.21	538.76	11,313.97	270.59	11,046.74
5	11,046.74	552.33	11,599.08	277.41	11,325.12
6	11,325.12	566.25	11,891.38	284.40	11,610.51
7	11,610.51	580.52	12,191.04	291.56	11,903.10
8	11,903.10	595.15	12,498.25	298.91	12,203.06
Converts from Class B to Class A			Annual Expense Ratio: 1.54%
9	12,203.06	610.15	12,813.21	191.17	12,625.28
10	12,625.28	631.26	13,256.55	197.79	13,062.12
Cumulative Total	$2,584.34

Waddell & Reed Advisors Energy Fund -- Class C

Annual expense ratio	2.32%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$235.10	$10,268.00
2	10,268.00	513.40	10,781.40	241.40	10,543.18
3	10,543.18	527.15	11,070.34	247.87	10,825.73
4	10,825.73	541.28	11,367.02	254.52	11,115.86
5	11,115.86	555.79	11,671.66	261.34	11,413.77
6	11,413.77	570.68	11,984.46	268.34	11,719.66
7	11,719.66	585.98	12,305.64	275.53	12,033.75
8	12,033.75	601.68	12,635.43	282.92	12,356.25
9	12,356.25	617.81	12,974.06	290.50	12,687.40
10	12,687.40	634.37	13,321.77	298.29	13,027.42
Cumulative Total	$2,655.81

Waddell & Reed Advisors Energy Fund -- Class Y

Annual expense ratio	1.12%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$114.17	$10,388.00
2	10,388.00	519.40	10,907.40	118.60	10,791.05
3	10,791.05	539.55	11,330.60	123.20	11,209.74
4	11,209.74	560.48	11,770.23	127.98	11,644.68
5	11,644.68	582.23	12,226.91	132.95	12,096.49
6	12,096.49	604.82	12,701.32	138.10	12,565.84
7	12,565.84	628.29	13,194.13	143.46	13,053.39
8	13,053.39	652.66	13,706.06	149.03	13,559.87
9	13,559.87	677.99	14,237.86	154.81	14,085.99
10	14,085.99	704.29	14,790.29	160.82	14,632.52
Cumulative Total	$1,363.12

Waddell & Reed Advisors International Growth Fund -- Class A

Annual expense ratio	1.45%
Maximum front-end sales charge	5.75%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$ 9,896.25	$714.08	$ 9,759.58
2	9,759.58	487.97	10,247.56	144.02	10,106.05
3	10,106.05	505.30	10,611.35	149.13	10,464.81
4	10,464.81	523.24	10,988.05	154.43	10,836.31
5	10,836.31	541.81	11,378.13	159.91	11,221.00
6	11,221.00	561.05	11,782.05	165.59	11,619.35
7	11,619.35	580.96	12,200.32	171.47	12,031.84
8	12,031.84	601.59	12,633.43	177.55	12,458.97
9	12,458.97	622.94	13,081.92	183.86	12,901.26
10	12,901.26	645.06	13,546.32	190.38	13,359.25
Cumulative Total	$2,210.42

Waddell & Reed Advisors International Growth Fund -- Class B

Annual expense ratio	2.53%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$256.12	$10,247.00
2	10,247.00	512.35	10,759.35	262.45	10,500.10
3	10,500.10	525.00	11,025.10	268.93	10,759.45
4	10,759.45	537.97	11,297.42	275.57	11,025.21
5	11,025.21	551.26	11,576.47	282.38	11,297.53
6	11,297.53	564.87	11,862.41	289.35	11,576.58
7	11,576.58	578.82	12,155.41	296.50	11,862.52
8	11,862.52	593.12	12,455.65	303.82	12,155.52
Converts from Class B to Class A			Annual Expense Ratio: 1.45%
9	12,155.52	607.77	12,763.30	179.38	12,587.05
10	12,587.05	629.35	13,216.40	185.75	13,033.89
Cumulative Total	$2,600.25

Waddell & Reed Advisors International Growth Fund -- Class C

Annual expense ratio	2.38%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$241.11	$10,262.00
2	10,262.00	513.10	10,775.10	247.43	10,530.86
3	10,530.86	526.54	11,057.40	253.91	10,806.77
4	10,806.77	540.33	11,347.11	260.57	11,089.91
5	11,089.91	554.49	11,644.40	267.39	11,380.46
6	11,380.46	569.02	11,949.48	274.40	11,678.63
7	11,678.63	583.93	12,262.56	281.59	11,984.61
8	11,984.61	599.23	12,583.84	288.97	12,298.61
9	12,298.61	614.93	12,913.54	296.54	12,620.83
10	12,620.83	631.04	13,251.87	304.31	12,951.50
Cumulative Total	$2,716.22

Waddell & Reed Advisors International Growth Fund -- Class Y

Annual expense ratio	1.09%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$111.13	$10,391.00
2	10,391.00	519.55	10,910.55	115.47	10,797.28
3	10,797.28	539.86	11,337.15	119.99	11,219.46
4	11,219.46	560.97	11,780.43	124.68	11,658.14
5	11,658.14	582.90	12,241.05	129.55	12,113.97
6	12,113.97	605.69	12,719.67	134.62	12,587.63
7	12,587.63	629.38	13,217.01	139.88	13,079.80
8	13,079.80	653.99	13,733.80	145.35	13,591.23
9	13,591.23	679.56	14,270.79	151.04	14,122.64
10	14,122.64	706.13	14,828.77	156.94	14,674.84
Cumulative Total	$1,328.65

Waddell & Reed Advisors New Concepts Fund -- Class A

Annual expense ratio	1.44%
Maximum front-end sales charge	5.75%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$9,896.25	$713.13	$ 9,760.53
2	9,760.53	488.02	10,248.55	143.05	10,108.00
3	10,108.00	505.40	10,613.40	148.14	10,467.84
4	10,467.84	523.39	10,991.24	153.42	10,840.50
5	10,840.50	542.02	11,382.53	158.88	11,226.42
6	11,226.42	561.32	11,787.74	164.53	11,626.08
7	11,626.08	581.30	12,207.39	170.39	12,039.97
8	12,039.97	601.99	12,641.97	176.46	12,468.60
9	12,468.60	623.43	13,092.03	182.74	12,912.48
10	12,912.48	645.62	13,558.10	189.24	13,372.16
Cumulative Total	$2,199.98

Waddell & Reed Advisors New Concepts Fund -- Class B

Annual expense ratio	2.47%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$250.12	$10,253.00
2	10,253.00	512.65	10,765.65	256.45	10,512.40
3	10,512.40	525.62	11,038.02	262.94	10,778.36
4	10,778.36	538.91	11,317.28	269.59	11,051.05
5	11,051.05	552.55	11,603.61	276.41	11,330.64
6	11,330.64	566.53	11,897.18	283.40	11,617.31
7	11,617.31	580.86	12,198.18	290.57	11,911.23
8	11,911.23	595.56	12,506.79	297.92	12,212.58
Converts from Class B to Class A			Annual Expense Ratio: 1.44%
9	12,212.58	610.62	12,823.21	178.99	12,647.35
10	12,647.35	632.36	13,279.72	185.36	13,097.60
Cumulative Total	$2,551.75

Waddell & Reed Advisors New Concepts Fund -- Class C

Annual expense ratio	2.36%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$239.11	$10,264.00
2	10,264.00	513.20	10,777.20	245.42	10,534.96
3	10,534.96	526.74	11,061.71	251.90	10,813.09
4	10,813.09	540.65	11,353.74	258.55	11,098.55
5	11,098.55	554.92	11,653.48	265.38	11,391.56
6	11,391.56	569.57	11,961.13	272.38	11,692.29
7	11,692.29	584.61	12,276.91	279.58	12,000.97
8	12,000.97	600.04	12,601.02	286.96	12,317.79
9	12,317.79	615.89	12,933.68	294.53	12,642.98
10	12,642.98	632.14	13,275.13	302.31	12,976.76
Cumulative Total	$2,696.12

Waddell & Reed Advisors New Concepts Fund -- Class Y

Annual expense ratio	1.05%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$107.07	$10,395.00
2	10,395.00	519.75	10,914.75	111.30	10,805.60
3	10,805.60	540.28	11,345.88	115.69	11,232.42
4	11,232.42	561.62	11,794.04	120.26	11,676.10
5	11,676.10	583.80	12,259.90	125.02	12,137.31
6	12,137.31	606.86	12,744.17	129.95	12,616.73
7	12,616.73	630.83	13,247.57	135.09	13,115.09
8	13,115.09	655.75	13,770.85	140.42	13,633.14
9	13,633.14	681.65	14,314.79	145.97	14,171.65
10	14,171.65	708.58	14,880.23	151.74	14,731.43
Cumulative Total	$1,282.51

Waddell & Reed Advisors Retirement Shares -- Class A

Annual expense ratio	1.24%
Maximum front-end sales charge	5.75%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$9,896.25	$694.06	$ 9,779.38
2	9,779.38	488.96	10,268.34	123.54	10,147.08
3	10,147.08	507.35	10,654.43	128.18	10,528.61
4	10,528.61	526.43	11,055.04	133.00	10,924.49
5	10,924.49	546.22	11,470.71	138.01	11,335.25
6	11,335.25	566.76	11,902.01	143.19	11,761.45
7	11,761.45	588.07	12,349.53	148.58	12,203.68
8	12,203.68	610.18	12,813.87	154.17	12,662.54
9	12,662.54	633.12	13,295.67	159.96	13,138.65
10	13,138.65	656.93	13,795.59	165.98	13,632.67
Cumulative Total	$1,988.67

Waddell & Reed Advisors Retirement Shares -- Class B

Annual expense ratio	2.23%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$226.08	$10,277.00
2	10,277.00	513.85	10,790.85	232.35	10,561.67
3	10,561.67	528.08	11,089.75	238.78	10,854.23
4	10,854.23	542.71	11,396.94	245.40	11,154.89
5	11,154.89	557.74	11,712.63	252.19	11,463.88
6	11,463.88	573.19	12,037.07	259.18	11,781.43
7	11,781.43	589.07	12,370.50	266.36	12,107.77
8	12,107.77	605.38	12,713.16	273.74	12,443.16
Converts from Class B to Class A			Annual Expense Ratio: 1.24%
9	12,443.16	622.15	13,065.32	157.19	12,911.02
10	12,911.02	645.55	13,556.57	163.10	13,396.48
Cumulative Total	$2,314.37

Waddell & Reed Advisors Retirement Shares -- Class C

Annual expense ratio	2.14%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$217.06	$10,286.00
2	10,286.00	514.30	10,800.30	223.26	10,580.17
3	10,580.17	529.00	11,109.18	229.65	10,882.77
4	10,882.77	544.13	11,426.91	236.22	11,194.02
5	11,194.02	559.70	11,753.72	242.97	11,514.16
6	11,514.16	575.70	12,089.87	249.92	11,843.47
7	11,843.47	592.17	12,435.64	257.07	12,182.19
8	12,182.19	609.10	12,791.30	264.42	12,530.60
9	12,530.60	626.53	13,157.13	271.98	12,888.98
10	12,888.98	644.44	13,533.43	279.76	13,257.60
Cumulative Total	$2,472.31

Waddell & Reed Advisors Retirement Shares -- Class Y

Annual expense ratio	0.92%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 93.87	$10,408.00
2	10,408.00	520.40	10,928.40	97.70	10,832.64
3	10,832.64	541.63	11,374.27	101.69	11,274.61
4	11,274.61	563.73	11,838.34	105.84	11,734.62
5	11,734.62	586.73	12,321.35	110.16	12,213.39
6	12,213.39	610.66	12,824.06	114.65	12,711.70
7	12,711.70	635.58	13,347.28	119.33	13,230.33
8	13,230.33	661.51	13,891.85	124.20	13,770.13
9	13,770.13	688.50	14,458.64	129.26	14,331.95
10	14,331.95	716.59	15,048.55	134.54	14,916.70
Cumulative Total	$1,131.24

Waddell & Reed Advisors Science and Technology Fund -- Class A

Annual expense ratio	1.33%
Maximum front-end sales charge	5.75%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$ 9,896.25	$702.65	$ 9,770.89
2	9,770.89	488.54	10,259.44	132.33	10,129.48
3	10,129.48	506.47	10,635.96	137.19	10,501.24
4	10,501.24	525.06	11,026.30	142.22	10,886.63
5	10,886.63	544.33	11,430.96	147.44	11,286.17
6	11,286.17	564.30	11,850.48	152.86	11,700.37
7	11,700.37	585.01	12,285.39	158.47	12,129.78
8	12,129.78	606.48	12,736.27	164.28	12,574.94
9	12,574.94	628.74	13,203.69	170.31	13,036.44
10	13,036.44	651.82	13,688.26	176.56	13,514.88
Cumulative Total	$2,084.31

Waddell & Reed Advisors Science and Technology Fund -- Class B

Annual expense ratio	2.39%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$242.11	$10,261.00
2	10,261.00	513.05	10,774.05	248.43	10,528.81
3	10,528.81	526.44	11,055.25	254.92	10,803.61
4	10,803.61	540.18	11,343.79	261.57	11,085.58
5	11,085.58	554.27	11,639.86	268.40	11,374.92
6	11,374.92	568.74	11,943.66	275.40	11,671.80
7	11,671.80	583.59	12,255.39	282.59	11,976.44
8	11,976.44	598.82	12,575.26	289.97	12,289.02
Converts from Class B to Class A			Annual Expense Ratio: 1.33%
9	12,289.02	614.45	12,903.47	166.44	12,740.03
10	12,740.03	637.00	13,377.03	172.55	13,207.59
Cumulative Total	$2,462.38

Waddell & Reed Advisors Science and Technology Fund -- Class C

Annual expense ratio	2.35%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$238.11	$10,265.00
2	10,265.00	513.25	10,778.25	244.42	10,537.02
3	10,537.02	526.85	11,063.87	250.90	10,816.25
4	10,816.25	540.81	11,357.06	257.54	11,102.88
5	11,102.88	555.14	11,658.02	264.37	11,397.11
6	11,397.11	569.85	11,966.96	271.38	11,699.13
7	11,699.13	584.95	12,284.09	278.57	12,009.16
8	12,009.16	600.45	12,609.61	285.95	12,327.40
9	12,327.40	616.37	12,943.77	293.53	12,654.08
10	12,654.08	632.70	13,286.78	301.31	12,989.41
Cumulative Total	$2,686.08

Waddell & Reed Advisors Science and Technology Fund -- Class Y

Annual expense ratio	1.02%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$104.02	$10,398.00
2	10,398.00	519.90	10,917.90	108.17	10,811.84
3	10,811.84	540.59	11,352.43	112.47	11,242.15
4	11,242.15	562.10	11,804.25	116.95	11,689.58
5	11,689.58	584.47	12,274.06	121.60	12,154.83
6	12,154.83	607.74	12,762.57	126.44	12,638.59
7	12,638.59	631.92	13,270.52	131.47	13,141.61
8	13,141.61	657.08	13,798.69	136.71	13,664.64
9	13,664.64	683.23	14,347.88	142.15	14,208.50
10	14,208.50	710.42	14,918.92	147.81	14,774.00
Cumulative Total	$1,247.79

Waddell & Reed Advisors Small Cap Fund -- Class A

Annual expense ratio	1.57%
Maximum front-end sales charge	5.75%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$ 9,896.25	$725.51	$ 9,748.27
2	9,748.27	487.41	10,235.69	155.67	10,082.64
3	10,082.64	504.13	10,586.77	161.01	10,428.47
4	10,428.47	521.42	10,949.90	166.53	10,786.17
5	10,786.17	539.30	11,325.48	172.24	11,156.14
6	11,156.14	557.80	11,713.94	178.15	11,538.79
7	11,538.79	576.93	12,115.73	184.26	11,934.57
8	11,934.57	596.72	12,531.30	190.58	12,343.93
9	12,343.93	617.19	12,961.12	197.12	12,767.32
10	12,767.32	638.36	13,405.69	203.88	13,205.24
Cumulative Total	$2,334.95

Waddell & Reed Advisors Small Cap Fund -- Class B

Annual expense ratio	2.50%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$253.12	$10,250.00
2	10,250.00	512.50	10,762.50	259.45	10,506.25
3	10,506.25	525.31	11,031.56	265.93	10,768.90
4	10,768.90	538.44	11,307.35	272.58	11,038.12
5	11,038.12	551.90	11,590.03	279.40	11,314.08
6	11,314.08	565.70	11,879.78	286.38	11,596.93
7	11,596.93	579.84	12,176.78	293.54	11,886.85
8	11,886.85	594.34	12,481.20	300.88	12,184.02
Converts from Class B to Class A			Annual Expense Ratio: 1.57%
9	12,184.02	609.20	12,793.23	194.56	12,601.94
10	12,601.94	630.09	13,232.03	201.24	13,034.18
Cumulative Total	$2,608.08

Waddell & Reed Advisors Small Cap Fund -- Class C

Annual expense ratio	2.39%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$242.11	$10,261.00
2	10,261.00	513.05	10,774.05	248.43	10,528.81
3	10,528.81	526.44	11,055.25	254.92	10,803.61
4	10,803.61	540.18	11,343.79	261.57	11,085.58
5	11,085.58	554.27	11,639.86	268.40	11,374.92
6	11,374.92	568.74	11,943.66	275.40	11,671.80
7	11,671.80	583.59	12,255.39	282.59	11,976.44
8	11,976.44	598.82	12,575.26	289.97	12,289.02
9	12,289.02	614.45	12,903.47	297.54	12,609.77
10	12,609.77	630.48	13,240.25	305.30	12,938.88
Cumulative Total	$2,726.23

Waddell & Reed Advisors Small Cap -- Class Y

Annual expense ratio	1.06%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$108.08	$10,394.00
2	10,394.00	519.70	10,913.70	112.34	10,803.52
3	10,803.52	540.17	11,343.69	116.77	11,229.18
4	11,229.18	561.45	11,790.64	121.37	11,671.61
5	11,671.61	583.58	12,255.19	126.15	12,131.47
6	12,131.47	606.57	12,738.04	131.12	12,609.45
7	12,609.45	630.47	13,239.92	136.29	13,106.26
8	13,106.26	655.31	13,761.57	141.66	13,622.65
9	13,622.65	681.13	14,303.78	147.24	14,159.38
10	14,159.38	707.96	14,867.35	153.04	14,717.26
Cumulative Total	$1,294.06

Waddell & Reed Advisors Tax-Managed Equity Fund -- Class A

Annual expense ratio	1.24%
Maximum front-end sales charge	5.75%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$ 9,896.25	$694.06	$ 9,779.38
2	9,779.38	488.96	10,268.34	123.54	10,147.08
3	10,147.08	507.35	10,654.43	128.18	10,528.61
4	10,528.61	526.43	11,055.04	133.00	10,924.49
5	10,924.49	546.22	11,470.71	138.01	11,335.25
6	11,335.25	566.76	11,902.01	143.19	11,761.45
7	11,761.45	588.07	12,349.53	148.58	12,203.68
8	12,203.68	610.18	12,813.87	154.17	12,662.54
9	12,662.54	633.12	13,295.67	159.96	13,138.65
10	13,138.65	656.93	13,795.59	165.98	13,632.67
Cumulative Total	$1,988.67

Waddell & Reed Advisors Tax-Managed Equity Fund -- Class B

Annual expense ratio	2.13%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$216.05	$10,287.00
2	10,287.00	514.35	10,801.35	222.25	10,582.23
3	10,582.23	529.11	11,111.34	228.63	10,885.94
4	10,885.94	544.29	11,430.24	235.19	11,198.37
5	11,198.37	559.91	11,758.29	241.94	11,519.76
6	11,519.76	575.98	12,095.75	248.89	11,850.38
7	11,850.38	592.51	12,442.90	256.03	12,190.49
8	12,190.49	609.52	12,800.01	263.38	12,540.35
Converts from Class B to Class A			Annual Expense Ratio: 1.24%
9	12,540.35	627.01	13,167.37	158.42	13,011.87
10	13,011.87	650.59	13,662.46	164.38	13,501.12
Cumulative Total	$2,235.16

Waddell & Reed Advisors Tax-Managed Equity Fund -- Class C

Annual expense ratio	2.14%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$217.06	$10,286.00
2	10,286.00	514.30	10,800.30	223.26	10,580.17
3	10,580.17	529.00	11,109.18	229.65	10,882.77
4	10,882.77	544.13	11,426.91	236.22	11,194.02
5	11,194.02	559.70	11,753.72	242.97	11,514.16
6	11,514.16	575.70	12,089.87	249.92	11,843.47
7	11,843.47	592.17	12,435.64	257.07	12,182.19
8	12,182.19	609.10	12,791.30	264.42	12,530.60
9	12,530.60	626.53	13,157.13	271.98	12,888.98
10	12,888.98	644.44	13,533.43	279.76	13,257.60
Cumulative Total	$2,472.31

Waddell & Reed Advisors Value Fund -- Class A

Annual expense ratio	1.34%
Maximum front-end sales charge	5.75%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$ 9,896.25	$703.60	$ 9,769.95
2	9,769.95	488.49	10,258.45	133.31	10,127.53
3	10,127.53	506.37	10,633.91	138.19	10,498.20
4	10,498.20	524.91	11,023.11	143.25	10,882.43
5	10,882.43	544.12	11,426.55	148.49	11,280.73
6	11,280.73	564.03	11,844.77	153.92	11,693.60
7	11,693.60	584.68	12,278.29	159.56	12,121.59
8	12,121.59	606.07	12,727.67	165.40	12,565.24
9	12,565.24	628.26	13,193.50	171.45	13,025.13
10	13,025.13	651.25	13,676.39	177.73	13,501.85
Cumulative Total	$2,094.90

Waddell & Reed Advisors Value Fund -- Class B

Annual expense ratio	2.25%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$228.09	$10,275.00
2	10,275.00	513.75	10,788.75	234.36	10,557.56
3	10,557.56	527.87	11,085.44	240.81	10,847.89
4	10,847.89	542.39	11,390.29	247.43	11,146.21
5	11,146.21	557.31	11,703.52	254.23	11,452.73
6	11,452.73	572.63	12,025.37	261.22	11,767.68
7	11,767.68	588.38	12,356.06	268.41	12,091.29
8	12,091.29	604.56	12,695.85	275.79	12,423.80
Converts from Class B to Class A			Annual Expense Ratio: 1.34%
9	12,423.80	621.19	13,044.99	169.52	12,878.51
10	12,878.51	643.92	13,522.44	175.73	13,349.87
Cumulative Total	$2,355.59

Waddell & Reed Advisors Value Fund -- Class C

Annual expense ratio	2.23%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$226.08	$10,277.00
2	10,277.00	513.85	10,790.85	232.35	10,561.67
3	10,561.67	528.08	11,089.75	238.78	10,854.23
4	10,854.23	542.71	11,396.94	245.40	11,154.89
5	11,154.89	557.74	11,712.63	252.19	11,463.88
6	11,463.88	573.19	12,037.07	259.18	11,781.43
7	11,781.43	589.07	12,370.50	266.36	12,107.77
8	12,107.77	605.38	12,713.16	273.74	12,443.16
9	12,443.16	622.15	13,065.32	281.32	12,787.84
10	12,787.84	639.39	13,427.23	289.11	13,142.06
Cumulative Total	$2,564.51

Waddell & Reed Advisors Value Fund -- Class Y

Annual expense ratio	0.93%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 94.89	$ 10,407.00
2	10,407.00	520.35	10,927.35	98.75	10,830.56
3	10,830.56	541.52	11,372.09	102.77	11,271.36
4	11,271.36	563.56	11,834.93	106.95	11,730.11
5	11,730.11	586.50	12,316.61	111.31	12,207.52
6	12,207.52	610.37	12,817.90	115.84	12,704.37
7	12,704.37	635.21	13,339.59	120.55	13,221.44
8	13,221.44	661.07	13,882.51	125.46	13,759.55
9	13,759.55	687.97	14,447.53	130.56	14,319.57
10	14,319.57	715.97	15,035.54	135.88	14,902.37
Cumulative Total	$1,142.96

Waddell & Reed Advisors Vanguard Fund -- Class A

Annual expense ratio	1.18%
Maximum front-end sales charge	5.75%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$ 9,896.25	$688.33	$ 9,785.03
2	9,785.03	489.25	10,274.28	117.66	10,158.82
3	10,158.82	507.94	10,666.76	122.16	10,546.89
4	10,546.89	527.34	11,074.23	126.83	10,949.78
5	10,949.78	547.48	11,497.27	131.67	11,368.06
6	11,368.06	568.40	11,936.46	136.70	11,802.32
7	11,802.32	590.11	12,392.43	141.92	12,253.17
8	12,253.17	612.65	12,865.83	147.34	12,721.24
9	12,721.24	636.06	13,357.30	152.97	13,207.19
10	13,207.19	660.35	13,867.55	158.82	13,711.70
Cumulative Total	$1,924.40

Waddell & Reed Advisors Vanguard Fund -- Class B

Annual expense ratio	2.23%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$226.08	$10,277.00
2	10,277.00	513.85	10,790.85	232.35	10,561.67
3	10,561.67	528.08	11,089.75	238.78	10,854.23
4	10,854.23	542.71	11,396.94	245.40	11,154.89
5	11,154.89	557.74	11,712.63	252.19	11,463.88
6	11,463.88	573.19	12,037.07	259.18	11,781.43
7	11,781.43	589.07	12,370.50	266.36	12,107.77
8	12,107.77	605.38	12,713.16	273.74	12,443.16
Converts from Class B to Class A			Annual Expense Ratio:
9	12,443.16	622.15	13,065.32	149.63	12,918.49
10	12,918.49	645.92	13,564.41	155.34	13,411.98
Cumulative Total	$2,299.05

Waddell & Reed Advisors Vanguard Fund -- Class C

Annual expense ratio	2.18%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$221.07	$10,282.00
2	10,282.00	514.10	10,796.10	227.30	10,571.95
3	10,571.95	528.59	11,100.55	233.71	10,870.08
4	10,870.08	543.50	11,413.58	240.30	11,176.61
5	11,176.61	558.83	11,735.44	247.08	11,491.79
6	11,491.79	574.58	12,066.38	254.05	11,815.86
7	11,815.86	590.79	12,406.66	261.21	12,149.07
8	12,149.07	607.45	12,756.52	268.58	12,491.67
9	12,491.67	624.58	13,116.26	276.15	12,843.94
10	12,843.94	642.19	13,486.14	283.94	13,206.14
Cumulative Total	$2,513.39

Waddell & Reed Advisors Vanguard Fund -- Class Y

Annual expense ratio	0.87%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 88.79	$10,413.00
2	10,413.00	520.65	10,933.65	92.46	10,843.05
3	10,843.05	542.15	11,385.20	96.28	11,290.87
4	11,290.87	564.54	11,855.41	100.25	11,757.18
5	11,757.18	587.85	12,345.04	104.39	12,242.76
6	12,242.76	612.13	12,854.89	108.71	12,748.38
7	12,748.38	637.41	13,385.80	113.20	13,274.89
8	13,274.89	663.74	13,938.63	117.87	13,823.14
9	13,823.14	691.15	14,514.30	122.74	14,394.04
10	14,394.04	719.70	15,113.74	127.81	14,988.51
Cumulative Total	$1,072.50

Waddell & Reed Advisors Funds

Custodian	Underwriter
UMB Bank, n.a.	Waddell & Reed, Inc.
928 Grand Boulevard	6300 Lamar Avenue
Kansas City, Missouri 64106	P. O. Box 29217
Shawnee Mission, Kansas
Legal Counsel	66201-9217
K&L Gates LLP	913.236.2000
1601 K Street, N.W.	888.WADDELL
Washington, D. C. 20006-1600

Independent Registered
Public Accounting Firm	Shareholder Servicing Agent
Deloitte & Touche LLP	Waddell & Reed
1100 Walnut, Suite 3300	Services Company
Kansas City, Missouri	6300 Lamar Avenue
64106-2129	P. O. Box 29217
Shawnee Mission, Kansas
Investment Manager	66201-9217
Waddell & Reed Investment	913.236.2000
Management Company	888.WADDELL
6300 Lamar Avenue
P. O. Box 29217	Accounting Services Agent
Shawnee Mission, Kansas	Waddell & Reed
66201-9217	Services Company
913.236.2000	6300 Lamar Avenue
888.WADDELL	P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913.236.2000
888.WADDELL

Waddell & Reed Advisors Funds

You can get more information about each Fund in its--

Statement of Additional Information (SAI), which contains detailed information about a Fund, particularly the investment policies and practices. You may not be aware of important information about a Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).

Annual and Semiannual Reports to Shareholders, which detail a Fund's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during the year covered by the report.

To request a copy of a Fund's current SAI or copies of its most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Fund or Waddell & Reed, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports may also be requested via email at request@waddell.com and are available at waddell.com.

Information about the Funds (including each Fund's current SAI and most recent Annual and Semiannual Reports) is available from the SEC's web site at http://www.sec.gov and may also be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC's Public Reference Room, Room 1580, 100 F Street NE, Washington, D.C.20549. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 800.SEC.0330.

WADDELL & REED, INC.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913.236.2000
888.WADDELL

The Funds' SEC file numbers are as follows:
Waddell & Reed Advisors Asset Strategy Fund, Inc.: 811-7217
Waddell & Reed Advisors Continental Income Fund, Inc.: 811-2008
Waddell & Reed Advisors Funds, Inc.: 811-2552
Accumulative Fund
Core Investment Fund
Science and Technology Fund
Waddell & Reed Advisors International Growth Fund, Inc.: 811-2004
Waddell & Reed Advisors New Concepts Fund, Inc.: 811-3695
Waddell & Reed Advisors Retirement Shares, Inc.: 811-2263
Waddell & Reed Advisors Select Funds, Inc.: 811-10135
Dividend Opportunities Fund
Energy Fund
Value Fund
Waddell & Reed Advisors Small Cap Fund, Inc.: 811-09435
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.: 811-9789
Waddell & Reed Advisors Vanguard Fund, Inc.: 811-1806

NUP2200 (10-08)